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GALAXY
FUNDS
------------

[graphic omitted]

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EQUITY FUNDS REPORT
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  ASSET ALLOCATION FUND o EQUITY INCOME FUND o GROWTH AND INCOME FUND o
  EQUITY VALUE FUND o EQUITY GROWTH FUND o SMALL CAP VALUE FUND o
  SMALL COMPANY EQUITY FUND o INTERNATIONAL EQUITY FUND

------------------
  ANNUAL
  REPORT

FOR THE YEAR ENDED
OCTOBER 31, 1997
------------------

------------------
CHAIRMAN'S
MESSAGE
------------------

Dear Shareholder:

      Enclosed is your report for the Galaxy Equity Funds, for the fiscal year ended October 31, 1997. For the third year in a row, stocks earned returns that were significantly higher than their historical averages. This was due to further economic growth and healthy gains in corporate earnings -- without higher inflation or interest rates.

      These returns became more attractive with passage of the Taxpayer Relief Act of 1997 (the "Act"), which reduced tax rates for long-term capital gains. Under the Act, the top tax rate fell from 28% to 20% for investments sold from May 7, 1997 through July 28, 1997, that were held longer than 12 months. For sales after July 28, 1997, the lower capital gains rate applies for investments held more than 18 months. The rate for investors in the 15% income tax bracket has fallen from 15% to 10%.

      The new law also makes individual retirement accounts more attractive in some circumstances. Starting in 1998, the law raises the income limits for deductible contributions when you have a company retirement plan and allows, when a couple's joint income is less than $150,000, one spouse to make deductible contributions even if the other spouse has a company plan. If you want to use money in a deductible IRA to pay college expenses or buy a first home, you may do so without penalty even before age 59 1/2.

      Two new IRAs may help you build savings from nondeductible contributions. The Roth IRA allows up to $2,000 in after-tax contributions each year and eliminates taxes on all distributions after age 59 1/2. You may remove up to $10,000 before 59 1/2 to buy a first home. However, no tax-free distributions may be made until at least five years after you establish a Roth IRA. The education IRA allows up to $500 in after-tax contributions per year for each child under age 18. You can remove earnings at any time, without tax or penalties, to pay the child's college expenses. Both the Roth IRA and the education IRA are subject to certain income limits.

      To help you make the most of these changes, we have produced a guide to the new legislation and added both a Roth IRA and an education IRA to our other retirement products. Should you want information on using the Galaxy Funds in your IRAs, or have questions about this report, please call the Galaxy Information Center at 1-800-628-0414.

Sincerely,

/s/ Dwight E. Vicks, Jr.

Dwight E.Vicks, Jr.
Chairman of the Board of Trustees

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Mutual Funds:

O ARE NOT BANK DEPOSITS
O ARE NOT FDIC-INSURED
O ARE NOT OBLIGATIONS OF FLEET BANK
O ARE NOT GUARANTEED BY FLEET BANK
O ARE SUBJECT TO INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
  INVESTED
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
-----------------
MARKET OVERVIEW
-----------------

"During the year we frequently took profits in stocks that performed well and bought stocks with better potential for gains. In making our selections, we emphasized high-quality companies with proven earnings and attractive valuations."

EQUITY MARKET OVERVIEW
By Fleet Investment Advisors Inc.

      Moderate economic growth, strong earnings, and tame inflation helped stock prices rise sharply in the past year. Although investors were often uncertain about the economy's direction, which caused stocks to weaken, the market quickly rebounded from each downturn. For the third year in a row, stocks earned double-digit returns that outpaced their historical averages.

      For much of the year, stocks of large companies outperformed stocks of small companies. This often happens when economic uncertainty drives investors to the better liquidity and more reliable earnings of large firms. As the market moved higher, however, investors sought stocks with the best valuations -- many of which were in the small-cap sector.

      During the year we frequently took profits in stocks that performed well and bought stocks with better potential for gains. In making our selections, we emphasized high-quality companies with proven earnings and attractive valuations. This helped the Galaxy equity funds make the most of the rally. In the majority of cases, the funds outpaced the average performance of funds in groups with similar objectives and, in some cases, performance exceeded their market benchmarks.

A NURTURING ENVIRONMENT

      When the period began in November 1996, the annual rate of inflation was about 3%, and interest rates were falling. With new hope for balancing the federal budget, and signs of slowing economic growth, interest rates fell into December. Stocks performed well in this climate -- boosted by further growth in earnings, and a positive balance between equity demand and supply.

PERFORMANCE AT-A-GLANCE

Average Annual Returns as of October 31, 1997
Trust Shares

ASSET ALLOCATION FUND Inception Date 12/30/91
20.42%         1 Yr.
20.40%         3 Yrs.
13.98%         5 Yrs.
12.40%         Life

EQUITY INCOME FUND Inception date 12/14/90
23.80%         1 Yr.
22.07%         3 Yrs.
15.95%         5 Yrs.
15.27%         Life

GROWTH AND INCOME FUND Inception Date 12/14/92
30.43%         1 Yr.
23.23%         3 Yrs.
17.85%         Life

EQUITY VALUE FUND Inception Date 9/1/88
29.87%         1 Yr.
24.35%         3 Yrs.
19.61%         5 Yrs.
15.11%         Life

EQUITY GROWTH FUND Inception Date 12/14/90
32.16%         1 Yr.
26.01%         3 Yrs.
17.89%         5 Yrs.
17.40%         Life

SMALL CAP VALUE FUND Inception Date 2/12/93
44.08%         1 Yr.
29.91%         3 Yrs.
20.70%         Life

SMALL COMPANY EQUITY FUND Inception Date 12/30/91
19.59%         1 Yr.
26.18%         3 Yrs.
23.19%         5 Yrs.
16.95%         Life

INTERNATIONAL EQUITY FUND Inception Date 12/30/91
16.60%         1 Yr.
 9.14%         3 Yrs.
12.33%         5 Yrs.
 9.83%         Life

      Stocks continued to advance in the first months of 1997, but prices became more volatile. The gross domestic product (GDP), which measures U.S. goods and services, rose from an annualized rate of 4.3% in the fourth quarter of 1996 to an annualized rate of 4.9% in the first quarter of 1997. Although the rate of inflation began to fall, investors became concerned that strong demand from consumers and tight labor markets might push inflation higher and curb future growth. Worried about inflation and an "irrational exuberance" in stock prices, the Federal Reserve (the "Fed") raised short-term interest rates by 25 basis points. This, plus the fear of further rate hikes, made stocks correct in March and April.

"Stocks in foreign markets took sharply different paths during the year. Hope for monetary union and improving economies helped European stocks in the Morgan Stanley Europe, Asia, Far East (EAFE) Index to earn a total return of 25.98% in U.S. dollars."

      Because inflation remained moderate, and economic growth seemed to be slowing, stocks quickly rebounded to new highs. GDP growth slowed to annualized rates of 3.6% in the second quarter of 1997 and 3.4% in the third. This, plus further gains in productivity, drove the annualized inflation rate to 2.2% and sent interest rates lower. Growth was still higher than analysts expected, however, which heightened inflation concerns and lowered stock prices in August and September.

      Once again, stocks rebounded quickly -- although they failed to reach their August highs. After a strong performance in late September and early October, stocks fell prey to currency problems in the Far East. Although interest rates tumbled as foreign investors fled to U.S. bonds, investors worried that the earnings of U.S. companies that trade abroad would suffer from weak economies overseas. On October 27, stocks lost about 7% of their value in the worst one-day point decline on record. With positive economic fundamentals still in place, however, stocks roared back in the days that followed -- regaining half the one-day loss by October 31.

      Stocks in foreign markets took sharply different paths during the year. Hope for monetary union and improving economies helped European stocks in the Morgan Stanley Europe, Asia, Far East (EAFE) Index to earn a total return of 23.91% in U.S. dollars. Over the same time, stocks in Japan had a negative return of 18.69% in dollar terms -- hurt by a stagnant economy at home and currency problems among its closest trading partners.

PERFORMANCE AT-A-GLANCE

Average Annual Returns as of October 31, 1997
Retail A Shares*

ASSET ALLOCATION FUND Inception Date 12/30/91
15.69%         1 Yr.
18.63%         3 Yrs.
12.95%         5 Yrs.
11.53%         Life

EQUITY INCOME FUND Inception date 12/14/90
18.65%         1 Yr.
19.94%         3 Yrs.
14.73%         5 Yrs.
14.38%         Life

GROWTH AND INCOME FUND Inception Date 2/12/93
25.20%         1 Yr.
21.31%         3 Yrs.
17.22%         Life

EQUITY VALUE FUND Inception Date 9/1/88
24.64%         1 Yr.
22.29%         3 Yrs.
18.41%         5 Yrs.
14.48%         Life

EQUITY GROWTH FUND Inception Date 12/14/90
26.70%         1 Yr.
23.89%         3 Yrs.
16.68%         5 Yrs.
16.52%         Life

SMALL CAP VALUE FUND Inception Date 2/12/93
38.24%         1 Yr.
27.88%         3 Yrs.
20.22%         Life

SMALL COMPANY VALUE FUND Inception Date 2/12/93
14.60%         1 Yr.
23.95%         3 Yrs.
21.86%         5 Yrs.
15.87%         Life

INTERNATIONAL EQUITY FUND Inception Date 12/30/91
11.56%         1 Yr.
 7.11%         3 Yrs.
11.07%         5 Yrs.
 8.77%         Life

*Return figures include the effect of the maximum 3.75% front-end sales charge.

CAREFUL SELECTION MAKES A DIFFERENCE

      Because stock prices were historically expensive, and investors were nervous about earnings, we gave extra attention to high-quality companies with reliable earnings and attractive valuations. In addition, we concentrated holdings in sectors that we felt investors would favor -- such as health care, technology, energy, and finance. Each of the stocks that we chose, however, had strong fundamentals of its own.

"When prices rose enough to make certain positions less attractive, we took profits in those issues. We then purchased stocks whose prices and earnings outlooks offered better appreciation potential."

      When prices rose enough to make certain positions less attractive, we took profits in those issues. We then purchased stocks whose prices and earnings outlooks offered better appreciation potential. Where possible, we used the temporary market dips to acquire new investments as cheaply as we could.

SLOWER GROWTH, MORE TURMOIL AHEAD

      After the weakness in late October, stock prices have continued to rise. Once again they are high by historical measures and vulnerable to new investor concerns. As a result, we expect further market fluctuations in the months to come.

      We believe economic growth will remain healthy in the fourth quarter of 1997. If this rekindles fears of inflation, and stock prices continue to rise, the Fed may have to raise interest rates again. Such an increase would likely be modest, however, given the low levels of current inflation and the chance for slower growth in 1998. At this point in the economic cycle, a slowdown in inventory building and consumer spending seems unavoidable -- which could cut the rate of GDP growth to 2.4% next year. Slower economic growth in the U.S., combined with lower exports overseas, would probably bring new disappointments in corporate earnings and additional volatility in stock prices.

      We believe the Galaxy equity funds are well-positioned for such a future. If prices do fluctuate, investors should continue to favor the high-quality stocks with proven earnings and strong valuations that we hold. As stock prices become more attractive, we will look for opportunities to make new investments with strong potential for appreciation over time.

PERFORMANCE AT-A-GLANCE

Average Annual Returns as of October 31, 1997
Retail B Shares*

ASSET ALLOCATION FUND
Inception Date 3/4/96
19.34%         1 Yr. Before contingent deferred sales charge deducted.
14.34%         1 Yr. After contingent deferred sales charge deducted
                     as if shares were redeemed at end of period.
16.33%         Life Before contingent deferred sales charge deducted.
14.13%         Life After contingent deferred sales charge deducted
                    as if shares were redeemed at end of period.
GROWTH AND INCOME FUND
Inception Date 3/4/96
29.11%         1 Yr. Before contingent deferred sales charge deducted.
24.11%         1 Yr. After contingent deferred sales charge deducted
                     as if shares were redeemed at end of period.
21.37%         Life Before contingent deferred sales charge deducted.
19.24%         Life After contingent deferred sales charge deducted
                    as if shares were redeemed at end of period.

EQUITY VALUE FUND
Inception Date 3/4/96
28.60%         1 Yr. Before contingent deferred sales charge deducted.
23.60%         1 Yr. After contingent deferred sales charge deducted
                     as if shares were redeemed at end of period.
22.43%         Life Before contingent deferred sales charge deducted.
20.31%         Life After contingent deferred sales charge deducted
                    as if shares were redeemed at end of period.

EQUITY GROWTH FUND
Inception Date 3/4/96
30.78%         1 Yr. Before contingent deferred sales charge deducted.
25.78%         1 Yr. After contingent deferred sales charge deducted
                     as if shares were redeemed at end of period.
23.08%         Life Before contingent deferred sales charge deducted.
20.97%         Life After contingent deferred sales charge deducted
                    as if shares were redeemed at end of period.

SMALL COMPANY EQUITY FUND
Inception Date 3/4/96
18.23%         1 Yr. Before contingent deferred sales charge deducted.
13.23%         1 Yr. After contingent deferred sales charge deducted
                     as if shares were redeemed at end of period.
20.54%         Life Before contingent deferred sales charge deducted.
18.40%         Life After contingent deferred sales charge deducted
                    as if shares were redeemed at end of period.

* Retail B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. Total returns are from the date of inception.

-------------------
PORTFOLIO REVIEWS
-------------------

GALAXY ASSET ALLOCATION FUND
By Don Jones
Portfolio Manager

[Photo of Don Jones]
Don Jones

GALAXY ASSET
ALLOCATION FUND

Distribution of Total Net Assets
as of October 31, 1997

U.S. Government & Agency Obligations & Net Other Assets & Liabilities      29%
Asset-Backed and Mortgage-Backed Securities                                 2%
Corporate Notes & Bonds                                                    21%
Common & Convertible Preferred Stocks                                      48%

GALAXY ASSET ALLOCATION FUND

Growth of $10,000 investment*

                 S&P          Galaxy          Galaxy         Galaxy
                 500         Retail A         Trust         Retail B
--------------------------------------------------------------------

12/30/91       10,000         9,625          10,000
      92       10,295         9,899          10,285
      93       11,830        11,124          11,558
      94       12,284        10,900          11,335
      95       15,528        13,452`         14,019         10,000
      96       19,270        15,728          16,429         10,271
10/31/97       25,458        18,911          19,785         12,454

* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 500% contingent deferred sales charge as if shares were redeemed on October 31, 1997. The
  S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

      Because stock prices had become quite expensive, we shifted money from stocks in the Galaxy Asset Allocation Fund to bonds in the past year. Finding attractive values in corporate bonds, we increased their weighting in the portfolio. This mix of securities -- including stocks that performed particularly well -- helped the Fund earn solid returns that outpaced the average fund with similar investment objectives.

      For the 12 months ended October 31, 1997, the Fund's Trust Shares earned a total return of 20.42%. For the same period, its Retail A Shares returned 20.23%, before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares returned 19.34%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and, the chart on page 3, for total returns after deducting the contingent deferred sales charge.)

      These returns compare with a return of 19.22% for the average flexible fund tracked by Lipper Analytical Services ("Lipper"). During the same time, the S&P 500 Composite Stock Price Index ("S&P 500 Index"), which tracks the performance of stocks only, returned 32.11%.

SHIFTING TO BONDS

      The addition of bonds began in the third quarter of 1996, when bond prices were especially attractive. From the start of the reporting period in November into the first quarter of 1997, we increased the portion of bonds in the Fund from 31% to 40%. In making this shift, we exchanged Treasury issues for high-grade asset backed securities and added high-quality corporate bonds that could enhance the Fund's yield. When interest rates rose, and bond prices fell, we bought longer-term issues to lock in the higher yields for more time.

      To pay for the new bond investments, we took profits in certain technology, consumer staples, and banking stocks. When we found attractive prices, we added selectively to shares of telephone, technology-service, capital goods, basic materials, and insurance firms. To enhance the equity portfolio's performance further, we traded stocks of certain banking and consumer-related firms for others in their sectors with better price potential.

      We continued to increase the portion of corporate bonds in the second and third quarters of 1997. We took profits in consumer staples and gas stocks that had performed well and added stocks of technology, insurance, energy, and cyclical firms. When stock prices slid in October, we used cash that had accumulated in the Fund and profits from drug and oil stocks to increase shares of existing positions and introduce shares of basic materials and capital goods firms. When bond prices rose sharply in October, the Fund benefited particularly from its greater weighting in income securities.

ADDING STOCKS BACK

      The divergence of stock and bond prices in October may continue in coming months if growth in the economy slows. If stock prices correct again, we would probably add equities with attractive values -- using both cash reserves and money from bonds. While we feel the Fund's mix of equity investments should perform well in the long-term, we plan to be more defensive in our selection -- given the potential for short-term earnings disappointments.

Don Jones became manager of the Galaxy Asset Allocation Fund in April 1995. He has managed investment portfolios for Fleet Investment Advisors Inc. and its predecessors since 1988.

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PORTFOLIO REVIEWS
-------------------

GALAXY EQUITY INCOME FUND
By Ed Klisiewicz
Portfolio Manager

[Photo of Ed Klisiewicz]
Ed Klisiewicz

GALAXY EQUITY
INCOME FUND

Distribution of Total Net Assets
as of October 31, 1997

U.S. Government & Agency Obligations & Net Other Assets & Liabilities      15%
Consumer Cyclical                                                           9%
Consumer Staples                                                           19%
Utilities                                                                  10%
Capital Goods & Construction                                                7%
Energy                                                                      9%
Finance                                                                    13%
Technology                                                                  9%
Other Common Stocks                                                         9%

GALAXY EQUITY
INCOME FUND

Growth of $10,000 investment*

                    S&P            Galaxy              Galaxy
                    500            Retail              Trust
-------------------------------------------------------------
12/14/90            10,000          9,625              10,000
      91            12,358         11,127              11,561
      92            13,589         12,207              12,683
      93            15,615         13,654              14,186
      94            16,215         14,055              14,615
      95            20,497         17,179              17,948
      96            25,437         20,445              21,475
10/31/97            33,605         25,204              26,585

* Since inception on 12/14/90. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

      As interest rates fell in the past year and as investors searched for better yields, stocks with strong dividends performed relatively well. During the times that interest rates rose and stock prices fell, the extra income from dividend-paying stocks helped to soften their price decline. Strong performances by banking stocks, drug stocks and other consumer staples firms further enhanced returns for the Galaxy Equity Income Fund.

      For the 12 months ended October 31, 1997, the Fund's Trust Shares had a total return of 23.80%. Over the same time, Retail A Shares had a total return of 23.28%, before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.)

      For much of the period, we held strong cash reserves. This helped to buffer the price of Fund Shares when stock prices weakened and gave us the resources to take advantage of new investment opportunities that occured when prices were more attractive. However, this cash position caused the Fund to underperform the average equity income fund tracked by Lipper, which had a total rturn of 27.08% for the same period, as well as the S&P 500, which had a return of 32.11%

OVERWEIGHTING IN HEALTH CARE A PLUS

When interest rates were falling at the end of 1996, the Fund enjoyed good returns from its holdings in smaller regional banks which also benefited from mergers and acquisitions in their industry. At this point we traded technology and utility stocks that had performed well for energy and basic materials stocks with better potential. As financial stocks continued to outperform in 1997, we traded banking stocks with strong appreciation for others that were more attractive and introduced a real estate investment trust to the portfolio. There were also good returns from drug and health care companies, where the Fund was overweighted compared to its benchmark, as well as from energy firms.

      Health care stocks continued to outperform in the second quarter of 1997, and energy stocks performed well in the third quarter. With additional gains in banking shares, we made more trades within that sector to improve potential for future appreciation. As before, we focused on high-quality companies with good prospects for earnings over time. When stock prices dipped in August and October, these issues held up relatively well. We used the Fund's sizeable cash position at those times to add to existing positions at attractive prices.

LOOKING FOR NEW OPPORTUNITIES

      We will watch for similar opportunities in the months to come. If economic growth slows, and corporate earnings weaken, stocks may experience some of the same volatility that they did in the previous year. Given the unsettled currency and economic climate in the Far East, we will keep a close eye on positions in the Fund that have international business exposure.

Ed Klisiewicz has been portfolio manager of the Galaxy Equity Income Fund since its inception in December of 1990. He has managed portfolios for Fleet Investment Advisors Inc. and its predecessors since 1970.

-------------------
PORTFOLIO REVIEWS
-------------------

GALAXY GROWTH AND INCOME FUND
By Brendan Henebry
Portfolio Manager

[Photo of Brendan Henebry]
Brendan Henebry

GALAXY GROWTH
AND INCOME FUND

Distribution of Total Net Assets as of October 31, 1997

Other Preferred & Common Stocks                                       17%
Consumer Staples                                                      18%
Technology                                                            12%
Finance                                                               15%
Consumer Cyclical                                                     12%
Energy                                                                 9%
Capital Goods & Construction                                           9%
U.S. Agency Obligation                                                 8%

GALAXY GROWTH
AND INCOME FUND

Growth of $10,000 investment*

                         S&P            Galaxy         Galaxy         Galaxy
                         500           Retail A        Trust         Retail B
-----------------------------------------------------------------------------
      92                 10,000          9,625         10,000
      93                 10,890         10,457         10,880
      94                 11,548         11,410         11,908
      95                 14,601         13,522         14,147         10,000
      96                 18,120         16,261         17,085         10,183
10/31/97                 23,938         21,156         22,284         13,393

* Since inception on 12/14/92 for Trust Shares and 2/12/93 for Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1997. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment mangement fees and other expenses incurred by the Fund.

      With further gains in stock prices during the past year, investors continued to move among market sectors searching for stocks with the best values. By taking profits in issues that performed well, building cash reserves to deploy at attractive prices, and choosing sectors that appeared to be undervalued, we helped the Galaxy Growth and Income Fund outpace other funds with similar investment objectives.

      For the 12 months ended October 31, 1997, the Fund's Trust Shares had a total return of 30.43%. Over the same time Retail A Shares earned 30.10%, before deducting the maximum 3.75% front-end sales charge, and Retail B Shares earned 29.11%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.)

      For the same period, the average growth and income fund tracked by Lipper had a return of 28.12%, and the S&P 500 had a return of 32.11%.

BARGAIN SHOPPING

      At the end of 1996, shares of finance and consumer staples firms made strong contributions to Fund returns -- benefiting from lower interest rates and improvements in earnings. To enhance the potential for further gains, we traded holdings that had performed well for banking and energy stocks. These sectors delivered strong returns in the first months of 1997, along with the Fund's retail investments.

      After a period of strong performance, we reduced banking stocks in favor of additional shares of insurance and financial services firms. Later, we took profits in selected drug stocks that had performed well. This let us increase the Fund's cash reserves. As stock prices corrected in March and April, we used this cash to add stocks of technology, basic industry, consumer, chemical, and insurance firms at attractive prices. After stocks rose strongly again in May and June, we sold energy and health care shares with favorable appreciation for stocks in those sectors with better promise, and swapped technology and drug stocks for stocks of consumer staples and basic materials firms.

      With further market gains in July, we rebuilt the Fund's cash reserves. We used some of those reserves to buy finance, energy and transportation stocks when prices weakened in August and September. In the final months of the period, the Fund benefited from its overweighting in energy stocks and its underweighting in technology stocks. In late September and early October we used general market strength to build cash again. With the market correction in late October, we used this cash to add technology shares at attractive prices.

GREATER FOCUS ON HEALTH CARE

      If economic growth slows, and there are more disappointments in earnings, stocks with reliable earnings should gain added favor with investors. Because of their earnings predictability and appealing values, we have continued to increase health care stocks to a moderately overweighted position. Although it may be more difficult in 1998 to earn the high returns that the Fund has experienced in recent years, we feel the Fund is well-positioned to provide favorable returns that are competitive with other funds in its class.

Brendan Henebry has managed the Galaxy Growth and Income Fund and its predecessors since its inception in 1993. He has managed equity portfolios since 1969.

-------------------
PORTFOLIO REVIEWS
-------------------

GALAXY EQUITY VALUE FUND
By G. Jay Evans, CFA
Portfolio Manager

[Photo of G. Jay Evans]
G. Jay Evans

GALAXY EQUITY
VALUE FUND

Distribution of Total Net Assets
as of October 31, 1997

Other Common Stocks                                                    6%
Technology                                                            18%
Capital Goods & Construction                                           9%
Consumer Cyclical                                                     18%
U.S. Agency Obligation & Net Other Assets & Liabilities                6%
Energy                                                                 7%
Consumer Staples                                                       7%
Finance                                                               20%
Utilities                                                              9%

GALAXY EQUITY VALUE FUND

Growth of $10,000 investment*

                      S&P          Galaxy          Galaxy        Galaxy
                      500         Retail A         Trust        Retail B
-----------------------------------------------------------------------------
      87            10,000          9,625         10,000
      88            10,731         10,019         10,410
      89            13,552         11,441         11,887
      90            12,537         10,362         10,766
      91            16,737         13,517         14,045
      92            18,404         14,282         14,839
      93            21,148         17,307         17,982
      94            21,960         18,167         18,889
      95            27,760         21,948         22,915         10,000
      96            34,450         26,663         27,968         10,380
10/31/97            45,512         34,524         36,321         13,592

* Since inception on 9/1/88 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1997. The S&P 500 is an unmanged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

      As stock prices moved higher in the past year, the valuation model we use to find stocks for the Galaxy Equity Value Fund identified many issues with a strong capacity for gains. By investing selectively, and emphasizing sectors with added potential for appreciation, we helped the Fund earn returns that outpaced other funds with similar investment objectives.

      For the 12 months ended October 31, 1997, Trust Shares of the Galaxy Equity Value Fund earned a total return of 29.87%. For the same period, Retail A Shares returned 29.48%, before deducting the maximum 3.75% front-end sales charge, and Retail B Shares returned 28.60%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.)

      Over the same 12-month period, the average growth and income fund tracked by Lipper earned a return of 28.12% and the S&P 500 returned 32.11%.

SELECTIVITY KEY

      For much of the period, the Fund was overweighted in financial and technology stocks -- areas that had led the market's advance for several years. Both sectors enhanced Fund returns in the most recent 12 months as well. As with other sectors, stock selectivity played a key role in those contributions. Within the financial sector, for example, the Fund benefited from its focus on large regional banks -- rewarded for their management of credit risk, technological efficiencies, cost-saving consolidations and share repurchases. During the third quarter selectivity in the technology sector helped the Fund's investments earn returns that were more than twice those for technology stocks in the S&P 500.

      When technology stocks corrected sharply early in 1997 and at the end of October, the Fund enjoyed strong relative strength from investments in retail stocks and other consumer cyclical shares. During the period we increased the Fund's position in health care stocks, which also contributed to returns. As the period ended, we were adding shares of technology, specialty retail and insurance firms, while reducing shares of banking, financial service, electric utility and consumer firms.

NEW OPPORTUNITIES

      If economic growth slows in the months ahead, as we expect, the greatest threat to stock prices will probably lie in disappointing earnings and tighter profit margins. In this climate, our hard-nosed emphasis on stocks with lower price/earnings ratios and supporting assets should serve shareholders well. Meanwhile, our valuation models should help us find new investment opportunities. We believe many of these opportunities may come from takeover candidates, as large firms tap their high-priced stocks to buy earnings growth.

G. Jay Evans has managed the Galaxy Equity Value Fund since April 1992. He has managed value-oriented portfolios for Fleet Investment Advisors Inc. and its predecessors since 1981.

-----------------
PORTFOLIO REVIEWS
-----------------

GALAXY EQUITY GROWTH FUND
By Bob Armknecht
Portfolio Manager

[Photo of Bob Armknecht]
Bob Armknecht

GALAXY EQUITY
GROWTH FUND

Distribution of Total Net Assets
as of October 31, 1997

U.S. Agency Obligation                                                 6%
Finance                                                               15%
Energy                                                                14%
Convertible Preferred & Other Common Stocks                           11%
Consumer Staples                                                      19%
Technology                                                            16%
Capital Goods & Construction                                          10%
Consumer Cyclical                                                     11%
Net Other Assets & Liabilities                                       (2)%

GALAXY EQUITY
GROWTH FUND

Growth of $10,000 investment*

                    S&P       Galaxy         Galaxy         Galaxy
                    500      Retail A        Trust         Retail B
-------------------------------------------------------------------
      90          10,000       9,625         10,000
      91          12,358      11,683         12,139
      92          13,589      12,747         13,244
      93          15,615      13,840         14,380
      94          16,215      14,494         15,070
      95          20,497      18,051         18,849         10,000
      96          23,319      21,753         22,813         10,295
10/31/97          30,807      28,629         30,151         13,717

* Since inception on 12/14/90 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1997. The S&P 500 is an unmanged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

      The Galaxy Equity Growth Fund performed strongly in the past year -- outpacing the average fund with similar investment objectives. In a climate of rising, but volatile, stock prices, we stressed companies that we felt had especially good potential for long-term earnings. When prices for these investments met our expectations, we traded them for others with more attractive valuations.

      These strategies helped the Fund's Trust Shares earn a total return of 32.16% for the 12 months ended October 31, 1997. Over the same time, Retail A Shares earned 31.61%, before deducting the 3.75% maximum front-end sales charge, and Retail B Shares earned 30.78%, before deducting the 5.00% maximum contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.)

      Those returns compare with an average return of 27.28% for growth funds tracked by Lipper, and a return of 32.11% for the S&P 500 Index during the same period.

CORE HOLDINGS

      During the period we focused on growth stocks of large companies in the health care, energy, technology and financial sectors. As these issues performed well at the end of 1996 -- offsetting lesser returns from capital goods shares -- we took profits in issues with the strongest gains and added shares of energy-service firms.

      At the start of 1997, with additional price gains and the chance of a correction, we took profits in certain technology and consumer stocks and bought shares of energy, telephone and retail companies. In making these purchases, we gave special attention to stocks with strong dividends, feeling the added income would help to buffer the Fund against rising interest rates and market volatility. We enhanced income further by adding convertible bonds and raising the Fund's cash reserves.

      With the market weakness of March and April, we put the extra cash to work in financial, energy, food, and drug stocks with attractive valuations. As stock prices continued to rise, we reduced holdings in retail firms and traded strong technology performers for others in the sector with better potential. During the summer we sold some shares of large, high-profile stocks that had led the market for several quarters. This helped protect returns when price weakness in July and August hit high-profile stocks especially hard. With the proceeds from these sales, we added shares of capital goods firms, which performed well in the positive economic climate.

      When stock prices fell in October, the Fund benefited from a smaller position in technology stocks, which suffered more than stocks as a whole. Once prices were more attractive, we rebuilt the Fund's technology position with shares of semiconductor firms.

SPECIAL ATTENTION

      We believe the investment strategies of the past year should serve the Fund well if market volatility increases in months to come. We expect to keep our focus on the same core sectors, with special attention to certain segments of each sector. Currently, we are emphasizing oil service stocks in the energy sector, insurance stocks in the financial sector, office equipment stocks in the technology sector, and health care stocks in the consumer staples sector. With less attention to high-profile stocks, and less exposure to "cyclical" issues, we feel the Fund should weather slower economic growth and greater earnings concerns relatively well.

Bob Armknecht has been managing the Galaxy Equity Growth Fund since its inception in December 1990. He has managed equity portfolios for Fleet Investment Advisors Inc. since 1988.

-----------------
PORTFOLIO REVIEWS
-----------------

GALAXY SMALL CAP VALUE FUND
By Peter Larson
Portfolio Manager

[Photo of Peter Larson]
Peter Larson

GALAXY SMALL CAP
VALUE FUND

Distribution of Total Net Assets as of October 31, 1997

Corporate Bond & U.S. Agency Obligation & Net Other Assets & Liabilities   10%
Technology                                                                 21%
Finance                                                                    12%
Consumer Cyclical                                                          20%
Energy                                                                      7%
Other Common Stocks                                                        10%
Consumer Staples                                                           11%
Capital Goods & Construction                                                9%

GALAXY SMALL CAP
VALUE FUND

Growth of $10,000 investment*

                    Russell        Galaxy              Galaxy
                     2000         Retail A             Trust
-------------------------------------------------------------
      92            10,000          9,625              10,000
      93            10,890         10,789              11,212
      94            11,548         10,967              11,420
      95            14,601         13,299              13,878
      96            17,025         16,593              17,378
10/31/97            22,018         23,824              25,038

* Since inception on 12/14/92 for Trust Shares and 2/12/93 for Retail A Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Russell 2000 is an unmanged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

      With continued gains in stocks over the past year, stocks representing good value versus their potential for growth found increasing favor with investors. This, plus portfolio strategies that made the most of rising prices, helped the Galaxy Small Cap Value Fund far outpace its market benchmark and other funds with similar investment objectives.

      For the 12 months ended October 31, 1997, the Fund's Trust Shares earned a total return of 44.08%. Over the same time, Retail A Shares earned 43.58%, before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.) These returns compare to 26.45% earned by the average small-company growth fund tracked by Lipper and 29.33% earned by the Russell 2000 during the same period.

TRADING INTO VALUE

      For the first six months of the period investors favored stocks of large companies with proven earnings records -- due to ongoing uncertainty about the economy. While small-company stocks generally underperformed during this time, small company stocks priced at good values outpaced small company stocks with traditionally strong growth potential. Later, when stocks of large companies became so expensive that investors sought opportunities in the small-cap sector, value-oriented investments continued to outperform.

      In keeping with our focus on value, we continually trimmed stocks that had appreciated strongly in price for stocks with better appreciation potential. This was particularly true within the technology sector, which outperformed for the year as a whole.

      At the end of 1996, the Fund enjoyed solid returns from stocks of energy, basic materials, consumer staples and specialty finance firms -- as well as from stocks of technology companies. Technology stocks continued to perform well in the first months of 1997.

      During the summer the Fund's top performers included shares of specialty finance firms and computer-services firms that reprogram for the year 2000. These stocks continued to perform well in the fall -- along with other technology stocks and energy issues.

VALUE SHOULD REMAIN IN FAVOR

      Much of the demand for small-cap stocks seems to have come from individual investors. While individual investors remained commited to stocks during recent market weakness, their enthusiasm may wane if slower growth curbs company earnings. We would expect small-cap stocks representing good value to outperform other small-cap issues in such a climate.

      If further weakness does occur, we would look for new opportunities to purchase stocks with attractive values. In the meantime, we will continue to sell stocks that have become overvalued and buy issues with further room for price gains -- maintaining our focus on quality companies with good earnings visibility.

Peter Larson has managed the Galaxy Small Cap Value Fund, and its predecessor, since 1992. He has managed small company portfolios since 1981.

-----------------
PORTFOLIO REVIEWS
-----------------

GALAXY SMALL COMPANY
EQUITY FUND
By Steve Barbaro
Portfolio Manager

[Photo of Steve Barbaro]
Steve Barbaro

GALAXY SMALL COMPANY
EQUITY FUND

Distribution of Total Net Assets
as of October 31, 1997

U.S. Agency Obligation & Net Other Assets & Liabilities           6%
Other Common Stocks                                              15%
Energy                                                           13%
Technology                                                       32%
Consumer Cyclical                                                13%
Consumer Staples                                                 21%

GALAXY SMALL COMPANY
EQUITY FUND

Growth of $10,000 investment*

                    Russell        Galaxy         Galaxy         Galaxy
                     2000         Retail A        Trust         Retail B
------------------------------------------------------------------------
      91            10,000          9,625         10,000
      92            10,650          8,460          8,790
      93            14,101         11,944         12,410
      94            14,058         11,937         12,413
      95            16,638         15,997         16,723         10,000
      96            19,400         19,832         20,862         11,040
10/31/97            25,090         23,616         24,937         13,237

* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1997. The Russell 2000 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

      Stocks of small companies earned strong returns for the 12 months ended October 31, 1997. During that time Trust Shares of the Galaxy Small Company Equity Fund had a total return of 19.59%. For the same period, Retail A Shares earned 19.08%, before deducting the maximum 3.75% sales charge, and Retail B Shares earned 18.23%, before deducting the maximum 5.00% contingent deferred sales charge (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.)

      At several points during the year, an expensive stock market and an uncertain economic outlook caused investors to favor value-oriented stocks of small companies over the growth-oriented stocks in which the Galaxy Small Company Equity Fund focuses its investments. As a result, the Fund did not perform as well as its market benchmark, the Russell 2000 Index (the "Russell Index") that includes value oriented small company issues in its cross-section of stocks. During the period, the Russell Index had a total return of 29.33%. The Fund outperformed mutual funds investing in growth oriented small company stocks that report to Morningstar, Inc., a mutual fund tracking service. This peer group of mutual funds investing in growth oriented small company stocks is a more appropriate peer group comparison for the Fund and had an average total return of 14.10% for the period.

FOCUS ON QUALITY, EARNINGS AND PRICE

      Given the concerns about economic growth and stock prices, we gave extra attention throughout the period to high-quality investments with visible earnings and reasonable valuations. This, plus a large weighting in energy stocks, helped returns at the end of 1996 -- when investors favored large-cap issues. During that time we took profits in technology stocks that had met our expectations and bought shares of health care, financial services and airlines firms that we believed to have better value.

      At the start of 1997, as prices for bigger issues in the small-cap sector rose sharply, we traded investments in those shares for stocks of smaller firms whose prices became especially appealing. We continued to focus on stocks of health care, energy and technology firms -- feeling their prices were attractive compared to their potential for earnings growth.

      When investors returned to small-cap stocks in the spring and summer, the Fund benefitted further from its emphasis on visible earnings and reasonable valuations -- as well as an overweighting in technology and energy issues. As prices rose, we took profits in technology stocks and other shares that had performed well. We used the proceeds from these sales to buy shares of technology, energy and business-services firms at attractive prices.

      Late in October, when stock prices corrected sharply, we had a greater weighting in energy shares than the average small-company growth fund, and a lesser weighting in technology shares. This helped the Fund weather the correction relatively well. As prices became less expensive we added to many existing positions and introduced several new names.

VALUATION TO REMAIN IMPORTANT

We expect to stay focused on stocks with reasonable valuations in coming months. As a group, small-cap stocks represent better value than large-cap stocks and could outperform them. However, if economic problems persist abroad, U.S. economic growth slows, and stock prices become more volatile, we believe investors will continue to favor small company stocks with the best values.

Steve Barbaro has managed the Galaxy Small Company Equity Fund since its inception in December 1991. He has managed small company portfolios for Fleet Investment Advisors Inc. and its predecessors since 1977.

-----------------
PORTFOLIO REVIEWS
-----------------
GALAXY INTERNATIONAL EQUITY FUND
By Thomas M. O'Neill, Chief Investment Officer,
Fleet Investment Advisors Inc.
and Oechsle International Advisors, L.P.
Sub-Adviser

[Photo of Thomas M. O'Neill]
Thomas M. O'Neill

GALAXY INTERNATIONAL EQUITY FUND

Distribution of Total Net Assets as of October 31, 1997

Central & South America                                                4%
Far East                                                              22%
U.S. Government & Agency Obligations & Net Other Assets & Liabilities  7%
Europe                                                                47%
Australia                                                              4%
United Kingdom                                                        16%

GALAXY INTERNATIONAL EQUITY FUND

Growth of $10,000 investment*

                                   Galaxy              Galaxy
                    EAFE          Retail A             Trust
--------------------------------------------------------------
      91            10,000          9,625              10,000
      92             8,680          9,297               9,660
      93            11,970         11,748              12,207
      94            13,134         12,795              13,294
      95            13,125         12,713              13,291
      96            14,499         14,093              14,820
10/31/97            15,212         16,332              17,280

* Since inception on 12/30/91. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Morgan Stanley Europe, Australia & Far East (EAFE) Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment mangement fees and other expenses incurred by the Fund.

      Over the past year, the Galaxy International Equity Fund benefitted from both its weightings in different stock markets and its selection of individual issues. Taken as a whole, the investment strategy helped the Fund far outpace its market benchmark, as well as other funds with similar investment objectives.

      For the 12 months ended October 31, 1997, the Fund's Trust Shares earned a total return of 16.60%. Over the same time, Retail A Shares earned 15.88%, before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.)

      During this period, the average international fund tracked by Lipper had a return of 10.39%, and the Morgan Stanley Europe, Australia, Far East (EAFE) Index had a return of 4.92%.

HEAVY IN EUROPE, LIGHT IN JAPAN

      For most of the period the Fund was overweighted in European stocks and underweighted in stocks from Japan. Because markets in the Far East underperformed substantially, these weightings added significantly to the Fund's performance. Although Japanese stocks accounted for about 30% of investments in the EAFE Index during the year, they represented about 20% of the Fund's positions. The underweighting in Japan was particularly significant at the end of the period, when currency problems in other Far Eastern markets sent Japanese stocks plummeting.

      Within Europe, the Fund benefitted for most of the year from an overweighted position in Spain. An overweighting in Sweden improved returns in the first half of the period, and overweightings in Italy, France and Spain assisted in the second half. These contributions more than offset returns lost from underweightings in Switzerland and Germany during the first half of the period and an underweighting in the United Kingdom during the second half of the period.

      The Fund also benefitted during the year from its selection of individual stocks. In Japan, we concentrated on stocks of blue-chip companies, which outperformed as Japanese investors fled to quality. Strong performances from individual issues in Switzerland, Germany, Spain, and Italy also enhanced Fund returns.

ATTRACTIVE VALUES

      The recent turmoil abroad has provided many new investment opportunities among stocks that have been oversold. We have recently added investments in Japan -- particularly in the financial sector, which should benefit from deregulation and other government reforms. Because the problems in Asia may effect earnings of companies around the world, we are reevaluating all the Fund's holdings. Over the next few months we may trade issues whose earnings potential has weakened for issues whose prices and earnings outlooks represent good value. As before, we will concentrate on the fundamentals of individual companies and maintain a well-diversified portfolio of quality investments.

Thomas M. O'Neill is Chief Investment Officer of Fleet Investment Advisors Inc. Oesche International Advisors, L.P., has served as sub-adviser since August 1996 for the Fund. Oeschle International Advisors is dedicated to international investing and manages approximately $9.4 billion in assets.

-------------------------------------------------------------------------------
Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures in this report include changes in share price, the effect of sales charges, where applicable, and reinvestment of dividends and capital gains distributions, if any.

---------------------
SHAREHOLDER SERVICES
---------------------

"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund.

QUARTERLY MAGAZINE

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology.

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

INVESTMENT SPECIALISTS

In many Fleet branch offices or in the convenience of your home or office, you can visit one-on-one with an Investment Specialist* who can help you select the investments that match your individual needs. This service is at no cost to you.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-800-628-0414 for information on initial purchases and current performance.

CUSTOMER SERVICE

Quality customer service is only a phone call away. Call 1-800-628-0414 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

In addition, Galaxy's state-of-the-art InvestConnect automated voice response system is available to serve you 24-hours a day, seven days a week by calling 1-800-FOR-GLXY (367-4599).

------------------------------------------------------------------------------
Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.

* Shares of the Funds are distributed through First Data Distributors, Inc., member NASD and SIPC. Investment Specialists are registered representatives of FIS-Securities, Inc., member NASD or Fleet Enterprises, Inc., member NASD and SIPC.

---------------  ASSET ALLOCATION FUND
THE GALAXY FUND  PORTFOLIO OF INVESTMENTS
---------------  OCTOBER 31, 1997
                                                              VALUE
      SHARES                                                 (NOTE 2)
      ------                                               -------------
COMMON STOCKS - 47.03%
                  CONSUMER STAPLES - 10.20%
      30,000      Coca-Cola Enterprises, Inc. ........     $     843,750
      55,000      CPC International, Inc. ............         5,445,000
      50,000      Gillette Co. .......................         4,453,125
      80,000      Lilly (Eli) & Co. ..................         5,350,000
      60,000      Merck & Co., Inc. ..................         5,355,000
     145,000      PepsiCo, Inc. ......................         5,337,813
      80,000      Pfizer, Inc. .......................         5,660,000
      50,000      Procter & Gamble Co. ...............         3,400,000
      20,000      Warner-Lambert Co. .................         2,863,743
                                                           -------------
                                                              38,708,431
                                                           -------------
                  TECHNOLOGY - 7.69%
     100,000      Automatic Data Processing, Inc. ....         5,112,500
      70,000      Boston Scientific Corp.* ...........         3,185,000
      90,000      Cisco Systems, Inc.* ...............         7,382,813
      80,000      Hewlett-Packard Co. ................         4,935,000
      60,000      Intel Corp. ........................         4,620,000
      50,000      Xerox Corp. ........................         3,965,625
                                                           -------------
                                                              29,200,938
                                                           -------------
                  FINANCE - 7.22%
      50,000      American International Group, Inc. .         5,103,125
      17,000      Chase Manhattan Corp. ..............         1,961,375
      25,000      Citicorp ...........................         3,126,563
     110,000      Fannie Mae .........................         5,328,125
      45,000      First Union Corp. ..................         2,207,813
      50,000      Hartford Financial
                  Services Group, Inc. ...............         4,050,000
      90,000      Norwest Corp. ......................         2,885,625
      40,000      Washington Mutual, Inc. ............         2,737,500
                                                           -------------
                                                              27,400,126
                                                           -------------
                  CONSUMER CYCLICAL - 5.25%
     130,000      Ford Motor Co. .....................         5,679,375
     120,000      Home Depot, Inc. ...................         6,675,000
      60,000      McDonald's Corp. ...................         2,688,750
     115,000      Sherwin-Williams Co. ...............         3,191,250
      60,000      Walgreen Co. .......................         1,687,500
                                                           -------------
                                                              19,921,875
                                                           -------------
                  CAPITAL GOODS AND CONSTRUCTION - 5.03%
      50,000      AlliedSignal, Inc. .................         1,800,000
     110,000      Boeing Co. .........................         5,266,250
      50,000      Dresser Industries, Inc. ...........         2,106,250
      60,000      General Electric Co. ...............         3,873,750
     115,000      Thermo Electron Corp.* .............         4,290,938
      25,000      United Technologies Corp. ..........         1,750,000
                                                           -------------
                                                              19,087,188
                                                           -------------
                  ENERGY - 4.71%
      30,000      Anadarko Petroleum Corp. ...........         2,197,500
      35,000      Baker Hughes, Inc. .................         1,607,813
      50,000      Halliburton Co. ....................         2,981,250
      70,000      Mobil Corp. ........................         5,096,875
      50,000      Noble Affiliates, Inc. .............         2,053,125
      45,000      Schlumberger, Ltd. .................         3,937,500
                                                           -------------
                                                              17,874,063
                                                           -------------
                  BASIC MATERIALS - 3.81%
      70,000      Crown Cork & Seal Co., Inc. ........         3,154,375
      50,000      Minnesota Mining &
                  Manufacturing Co. ..................         4,575,000
      80,000      Nucor Corp. ........................         4,180,000
      80,000      Sonoco Products Co. ................         2,575,000
                                                           -------------
                                                              14,484,375
                                                           -------------
                  UTILITIES - 2.15%
      60,000      SBC Communications, Inc. ...........         3,817,500
     130,000      WorldCom, Inc. .....................         4,371,250
                                                           -------------
                                                               8,188,750
                                                            -------------
                 TRANSPORTATION - 0.97%
      60,000     Union Pacific Corp. .................         3,675,000
                                                           -------------
                 TOTAL COMMON STOCKS .................       178,540,746
                 (Cost $126,534,557)                       -------------
PAR VALUE
---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 28.36%
                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 12.34%
$ 43,827,000      5.65%, 11/03/97 (A) ................        43,813,243
   1,000,000      7.74%, 06/01/04 ....................         1,035,730
   1,000,000      7.05%, 06/08/05 ....................         1,022,860
     978,296      7.00%, 01/01/27 ....................           983,493
                                                           -------------
                                                              46,855,326
                                                           -------------
                  U.S. TREASURY BONDS - 8.50%
   2,000,000      7.63%, 02/15/07 ....................         2,127,858
   6,250,000      7.50%, 11/15/16 ....................         7,142,681
   1,000,000      8.13%, 08/15/19 ....................         1,222,710
     750,000      8.50%, 02/15/20 ....................           952,433
   6,200,000      7.88%, 02/15/21 ....................         7,426,416
     500,000      8.13%, 08/15/21 ....................           615,215
   3,500,000      7.25%, 08/15/22 ....................         3,940,300
   3,250,000      7.63%, 11/15/22 ....................         3,816,309
   3,850,000      7.13%, 02/15/23 ....................         4,280,003
     700,000      6.63%, 02/15/27 ....................           741,832
                                                           -------------
                                                              32,265,757
                                                           -------------
                  U.S. TREASURY NOTES - 4.07%
   2,055,000      5.88%, 02/15/00 ....................         2,062,807
   2,000,000      6.50%, 08/31/01 ....................         2,049,978
   2,000,000      7.50%, 11/15/01 ....................         2,122,858
   3,000,000      6.25%, 02/28/02 ....................         3,052,860
   3,850,000      6.50%, 05/31/02 ....................         3,958,297
   1,000,000      7.88%, 11/15/04 ....................         1,114,139
   1,000,000      7.00%, 07/15/06 ....................         1,071,789
                                                           -------------
                                                              15,432,728
                                                           -------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.09%
   1,000,000      6.74%, 09/19/01 ....................         1,029,689
   1,000,000      6.49%, 01/19/06 ....................         1,001,759
   1,013,825      6.00%, 01/01/09 ....................           996,084
     988,204      6.00%, 04/01/11 ....................           970,911
     912,074      10.00%, 05/01/22 ...................         1,001,001
   2,000,000      8.18%, 04/15/24 ....................         2,025,300
     307,681      6.50%, 01/01/26 ....................           302,489
     625,227      6.50%, 01/01/26 ....................           614,677
                                                           -------------
                                                               7,941,910
                                                           -------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.27%
   2,861,139      8.00%, 09/15/17 ....................         3,012,242
     793,627      9.00%, 12/15/17 ....................           849,924
     937,046      7.50%, 01/15/26 ....................           958,715
                                                           -------------
                                                               4,820,881
                                                           -------------
                  FEDERAL FARM CREDIT BANK - 0.09%
     250,000      6.40%, 12/11/00 ....................           250,038
      90,909      8.25%, 05/01/07 ....................            90,909
                                                           -------------
                                                                 340,947
                                                           -------------
                  TOTAL U.S. GOVERNMENT
                  AND AGENCY OBLIGATIONS..............       107,657,549
                  (Cost $104,967,718)                      -------------
CORPORATE NOTES AND BONDS - 21.39%
  1,000,000       ABN-AMRO Bank NV
                  Subordinated Bond
                  7.55%, 06/28/06 ....................         1,066,250
  1,000,000       American Express Co.
                  Senior Bond
                  6.75%, 06/23/04 ....................         1,025,000
    500,000       American General Finance Corp.
                  Senior Note
                  8.50%, 08/15/98 ....................           510,390
    200,000       American Telephone & Telegraph Corp.
                  7.00%, 05/15/05 ....................           207,500
    500,000       Archer-Daniels-Midland Co.
                  Debenture
                  8.13%, 06/01/12 ....................           573,750
  1,000,000       Arizona Public Service Co.
                  First Mortgage
                  7.63%, 06/15/99 ....................         1,023,750
  1,000,000       Associates Corp. of North America
                  6.00%, 03/15/99 ....................         1,002,500
  1,000,000       Associates Corp. of North America
                  Senior Note
                  7.25%, 09/01/99 ....................         1,022,500
  1,000,000       Bank One Milwaukee, MTN
                  6.35%, 03/19/01 ....................         1,007,500
  1,000,000       Borg-Warner Automotive, Inc.
                  Senior Note
                  7.00%, 11/01/06 ....................         1,031,250
    500,000       Carnival Corp.
                  7.05%, 05/15/05 ....................           516,250
  1,080,000       Carolina Power & Light Co., MTN
                  5.06%, 09/13/98 ....................         1,073,250
  1,000,000       Caterpillar Financial Services Corp., MTN
                  6.84%, 09/15/99 ....................         1,015,000
  1,000,000       Caterpillar Financial Services Corp.
                  Series F, MTN
                  6.40%, 04/16/01 ....................         1,012,500
    500,000       Chrysler Financial Corp.
                  5.63%, 01/15/99 ....................           499,375
    500,000       CIT Group Holdings, Inc., Senior MTN
                  6.20%, 06/17/99 ....................           501,875
  1,200,000       Citicorp, Senior MTN
                  8.63%, 11/01/04 ....................         1,258,500
  1,000,000       Coca-Cola Enterprises, Inc.
                  7.13%, 08/01/17 ....................         1,023,750
  1,000,000       Coca-Cola Enterprises, Inc.
                  6.70%, 10/15/36 ....................         1,035,000
    500,000       Comerica Bank
                  7.25%, 06/15/07 ....................           521,875
  1,400,000       Commercial Credit Co.
                  6.50%, 08/01/04 ....................         1,412,250
  1,000,000       Crown Cork & Seal Co., Inc.
                  5.88%, 04/15/98 ....................         1,000,060
  1,500,000       Deere (John) Capital Corp.
                  6.30%, 06/01/99 ....................         1,509,375
    500,000       Disney (Walt) Co., Series A
                  6.38%, 03/30/01 ....................           506,250
  1,500,000       Disney (Walt) Co., Series B
                  6.75%, 03/30/06 ....................         1,531,875
  1,000,000       First Union Corp.
                  6.60%, 06/15/00 ....................         1,015,000
  1,000,000       Ford Motor Credit Co.
                  8.00%, 01/15/99 ....................         1,025,000
  1,000,000       Ford Motor Credit Co.
                  8.38%, 01/15/00 ....................         1,048,750
  1,000,000       General Motors Acceptance Corp., MTN
                  7.65%, 01/16/98 ....................         1,004,119
  1,000,000       General Motors Acceptance Corp.
                  6.88%, 07/15/01 ....................         1,025,000
  1,000,000       Georgia Power Co.
                  6.13%, 09/01/99 ....................         1,002,500
  1,000,000       GTE North, Inc., Series D
                  6.90%, 11/01/08 ....................         1,030,000
  1,300,000       Hershey Foods Corp.
                  7.20%, 08/15/27 ....................         1,353,625
  1,000,000       Hertz Corp., Senior Note
                  7.00%, 04/15/01 ....................         1,023,750
  1,000,000       Household Finance Corp., MTN
                  5.80%, 03/09/98 ....................         1,001,389
  1,000,000       Household Finance Corp.
                  7.75%, 06/01/99 ....................         1,026,250
  1,000,000       International Business Machines Corp.
                  7.50%, 06/15/13 ....................         1,081,250
  2,000,000       International Business Machines Corp.
                  6.22%, 08/01/27 ....................         2,020,000
    500,000       International Lease Finance Corp. MTN
                  5.55%, 02/16/98 ....................           499,700
    500,000       International Lease Finance Corp. MTN
                  8.35%, 10/01/98 ....................           512,200
    500,000       International Paper Co.
                  7.00%, 06/01/01 ....................           514,375
  1,000,000       Keycorp Institutional Capital Corp.
                  Coupon Adjusted Pass-Through
                  6.63%, 06/15/29 (B) ................         1,006,900
  1,325,000       KFW International Finance, Inc.
                  7.00%, 03/01/13 ....................         1,361,438
  1,500,000       Lockheed Martin Corp.
                  6.85%, 05/15/01 ....................         1,537,500
  1,500,000       Lucent Technologies, Inc.
                  7.25%, 07/15/06 ....................         1,593,750
    500,000       Masco Corp.
                  6.63%, 09/15/99 ....................           506,250
    500,000       May Department Stores Co.
                  6.88%, 11/01/05 ....................           515,000
    500,000       McDonald's Corp.
                  8.88%, 04/01/11 ....................           606,875
    500,000       Mead Corp.
                  6.84%, 03/01/37 ....................           520,000
  1,000,000       Morgan Guaranty Trust Co.
                  of New York
                  5.75%, 10/08/99 ....................           997,500
  1,000,000       National City Bank of Kentucky
                  6.30%, 02/15/11 ....................           971,250
  1,000,000       National Rural Utilities
                  Cooperative Finance Corp.
                  6.38%, 10/15/04 ....................         1,002,500
  1,000,000       NationsBank Corp.
                  7.00%, 09/15/01 ....................         1,030,000
    500,000       Northern Telecom, Ltd.
                  6.00%, 09/01/03 ....................           493,750
  2,000,000       Norwest Corp., MTN
                  6.25%, 04/15/99 ....................         2,012,500
  1,000,000       Paccar Financial Corp., Series H MTN
                  6.42%, 05/15/00 ....................         1,010,000
  1,000,000       Paccar Financial Corp., Series H MTN
                  6.39%, 06/15/00 ....................         1,010,000
  1,000,000       Pennsylvania Power & Light Co.
                  6.88%, 02/01/03 ....................         1,030,000
  2,000,000       PepsiCo, Inc., Series 1, MTN
                  6.80%, 05/15/00 ....................         2,040,000
  1,000,000       Philadelphia Electric Co.
                  7.50%, 01/15/99 ....................         1,016,250
  1,000,000       Pitney Bowes Credit Corp., Series C
                  MTN
                  6.54%, 07/15/99 ....................         1,011,250
  2,000,000       Potomac Electric Power Co.
                  6.25%, 10/15/07 ....................         2,012,500
    325,000       Rite Aid Corp.
                  6.70%, 12/15/01 ....................           331,094
  1,000,000       Sears Roebuck & Co., MTN
                  7.82%, 02/23/98 ....................         1,005,649
  1,000,000       Sears Roebuck Acceptance Corp.
                  Series II, MTN
                  6.38%, 02/16/99 ....................         1,007,500
  1,000,000       Sears Roebuck Acceptance Corp.
                  Series III, MTN
                  6.74%, 10/09/02 ....................         1,022,500
  1,000,000       Service Corp. International
                  7.38%, 04/15/04 ....................         1,050,000
  2,000,000       Sherwin-Williams Co.
                  6.85%, 02/01/07 ....................         2,077,500
  1,000,000       Southwest Airlines Co.
                  8.75%, 10/15/03 ....................         1,110,000
    500,000       Suntrust Bank of Central Florida
                  MTN
                  6.90%, 07/01/07 ....................           513,750
  1,000,000       Sysco Corp.
                  7.25%, 04/15/07 ....................         1,066,250
  1,000,000       Texaco Capital, Inc.
                  8.50%, 02/15/03 ....................         1,103,750
    500,000       Texas Utilities Electric Co.
                  7.38%, 11/01/99 ....................           511,875
    500,000       Transamerica Finance Corp.
                  Subordinated Note
                  6.75%, 06/01/00 ....................           507,500
  1,000,000       Union Pacific Corp.
                  6.70%, 12/01/06 ....................         1,012,500
    500,000       Union Pacific Resources Group, Inc.
                  7.00%, 10/15/06 ....................           519,375
  2,000,000       United Telecommunications, Inc.
                  9.50%, 04/01/03 ....................         2,285,000
    500,000       Virginia Electric & Power Co., Series B
                  8.88%, 06/01/99 ....................           522,500
  2,000,000       Wachovia Bank
                  6.30%, 03/15/01 ....................         2,017,500
  1,000,000       Xerox Corp.
                  9.75%, 03/15/00 ....................         1,080,000
    100,000       Xerox Corp.
                  8.13%, 04/15/02 ....................           107,750
                                                           -------------
                  TOTAL CORPORATE NOTES AND BONDS ....        81,207,689
                  (Cost $79,779,272)                       -------------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 2.10%
  2,000,000       Chase Credit Card Master Trust
                  Class A
                  6.30%, 04/15/03 ....................         2,017,510
  1,000,000       Chemical Master Credit Card Trust I
                  Class A
                  5.55%, 09/15/03 ....................           989,212
  1,000,000       Ford Credit Auto Owner Trust
                  Class A3
                  6.50%, 11/15/99 ....................         1,018,226
  1,000,000       Green Tree Financial Corp., Class A3
                  6.23%, 03/15/28 ....................         1,000,938
  1,000,000       NationsBank Auto Owner Trust
                  Class A3, 6.38%, 07/15/00 ..........         1,004,910
  1,100,000       Premier Auto Trust, Class A3
                  6.50%, 03/06/00 ....................         1,109,917
    853,458       Rural Housing Trust, Series 1, Class D
                  6.33%, 04/01/26 ....................           853,457
                  TOTAL ASSET-BACKED AND
                  MORTGAGE-BACKED SECURITIES .........         7,994,170
                  (Cost $7,903,156)

     SHARES
     ------
CONVERTIBLE PREFERRED STOCK - 0.48%
     30,000       Loral Space and
                  Communications, Ltd., 6.00% (B) ....         1,830,000
                                                           -------------
                  TOTAL CONVERTIBLE PREFERRED STOCK ..         1,830,000
                  (Cost $1,627,725)                        -------------

TOTAL INVESTMENTS - 99.36% ...........................       377,230,154
(Cost $320,812,428)

NET OTHER ASSETS AND LIABILITIES - 0.64% .............         2,437,597
                                                           -------------
NET ASSETS - 100.00% .................................     $ 379,667,751
                                                           =============

-------------------------------------------------------------------------------
   * Non-income producing security.
 (A) Discount yield at time of purchase.
 (B) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1997, these securities amounted to $2,836,900, or 0.75% of net assets.
MTN  Medium Term Note

                       See Notes to Financial Statements.

---------------  EQUITY INCOME FUND
THE GALAXY FUND  PORTFOLIO OF INVESTMENTS
---------------  OCTOBER 31, 1997
                                                               VALUE
     SHARES                                                   (NOTE 2)
    --------                                                 ---------
COMMON STOCKS - 85.13%
                  CONSUMER STAPLES - 18.88%
      50,000      Becton Dickinson & Co. .............     $   2,303,121
      74,000      CPC International, Inc. ............         7,326,000
      55,000      Gillette Co. .......................         4,898,438
      50,000      Johnson & Johnson ..................         2,868,750
     100,000      Lilly (Eli) & Co. ..................         6,687,500
      65,000      Merck & Co., Inc. ..................         5,801,250
     200,000      PepsiCo, Inc. ......................         7,362,500
      90,000      Pfizer, Inc. .......................         6,367,500
      70,000      Procter & Gamble Co. ...............         4,760,000
      43,000      Warner-Lambert Co. .................         6,157,063
                                                           -------------
                                                              54,532,122
                                                           -------------
                  FINANCE - 13.06%
      22,500      American International Group, Inc. .         2,296,406
      35,000      Citicorp ...........................         4,377,188
     150,000      Fannie Mae .........................         7,265,625
      90,000      First Union Corp. ..................         4,415,625
      90,000      Hartford Financial
                  Services Group, Inc. ...............         7,290,000
     120,000      Norwest Corp. ......................         3,847,500
      90,000      Spieker Properties, Inc., REIT .....         3,431,250
      70,000      Washington Mutual, Inc. ............         4,790,625
                                                           -------------
                                                              37,714,219
                                                           -------------
                  UTILITIES - 10.42%
     260,000      Baltimore Gas & Electric Co. .......         7,133,750
      75,000      BellSouth Corp. ....................         3,548,438
     135,000      GTE Corp. ..........................         5,729,063
     100,000      SBC Communications, Inc. ...........         6,362,500
     285,000      Washington Gas Light Co. ...........         7,320,938
                                                           -------------
                                                              30,094,689
                                                           -------------
                  ENERGY - 9.20%
     100,000      Atlantic Richfield Co. .............         8,231,250
     100,000      Exxon Corp. ........................         6,143,750
      90,000      Mobil Corp. ........................         6,553,125
     100,000      Occidental Petroleum Corp. .........         2,787,500
      50,000      Texaco, Inc. .......................         2,846,875
                                                           -------------
                                                              26,562,500
                                                           -------------
                  TECHNOLOGY - 9.01%
     200,000      AMP, Inc. ..........................         9,000,000
     170,000      Automatic Data Processing, Inc. ....         8,691,250
     105,000      Xerox Corp. ........................         8,327,813
                                                           -------------
                                                              26,019,063
                                                           -------------
                  CONSUMER CYCLICAL - 8.53%
      25,000      Dayton-Hudson Corp. ................         1,570,313
     170,000      Ford Motor Co. .....................         7,426,875
     110,000      McDonald's Corp. ...................         4,929,375
      25,000      Rite Aid Corp. .....................         1,484,375
     150,000      Sherwin-Williams Co. ...............         4,162,500
     180,000      Walgreen Co. .......................         5,062,500
                                                           -------------
                                                              24,635,938
                                                           -------------
                  CAPITAL GOODS AND CONSTRUCTION - 7.12%
     110,000      Boeing Co. .........................         5,266,250
     100,000      Dresser Industries, Inc. ...........         4,212,500
     115,000      General Electric Co. ...............         7,424,688
      42,000      Thermo Electron Corp.* .............         1,567,125
      30,000      United Technologies Corp. ..........         2,100,000
                                                           -------------
                                                              20,570,563
                                                           -------------
                  BASIC MATERIALS - 6.47%
     135,000      Crown Cork & Seal Co., Inc. ........         6,083,438
      75,000      Minnesota Mining &
                  Manufacturing Co. ..................         6,862,500
     120,000      Weyerhaeuser Co. ...................         5,730,000
                                                           -------------
                                                              18,675,938
                                                           -------------
                  TRANSPORTATION - 2.44%
     115,000      Union Pacific Corp. ................         7,043,750
                                                           -------------
                  Total Common Stocks ................       245,848,782
                  (Cost $181,270,758)                      -------------

  PAR VALUE
  ---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 14.66%
                  FEDERAL HOME LOAN MORTGAGE
                  CORPORATION (A) - 12.60%
$ 36,401,000      5.65%, 11/03/97 ....................     $  36,389,574
                                                           -------------
                  U.S. TREASURY NOTES - 1.38%
   2,000,000      5.13%, 03/31/98 ....................         1,997,738
   2,000,000      5.50%, 04/15/00 ....................         1,992,240
                                                           -------------
                                                               3,989,978
                                                           -------------
                  U.S. TREASURY BOND - 0.68%
   1,700,000      7.50%, 11/15/16 ....................         1,942,809
                                                           -------------
                  TOTAL U.S. GOVERNMENT
                  AND AGENCY OBLIGATIONS .............        42,322,361
                  (Cost $42,052,356)                       -------------

TOTAL INVESTMENTS - 99.79% ...........................       288,171,143
(Cost $223,323,114)                                        -------------

NET OTHER ASSETS AND LIABILITIES - 0.21% .............           609,356
                                                           -------------
NET ASSETS - 100.00% .................................     $ 288,780,499
                                                           =============

------------------------------------------------------------------------------
    * Non-income producing security.
  (A) Discount yield at time of purchase.
 REIT Real Estate Investment Trust

                       See Notes to Financial Statements.

---------------  GROWTH AND INCOME FUND
THE GALAXY FUND  PORTFOLIO OF INVESTMENTS
---------------  OCTOBER 31, 1997

                                                               VALUE
     SHARES                                                   (NOTE 2)
    --------                                                 ---------
COMMON STOCKS - 90.84%
                  CONSUMER STAPLES - 17.92%
     128,000      American Home Products Corp. .......     $   9,488,000
      99,000      Anheuser-Busch Cos., Inc. ..........         3,953,813
      96,000      Becton Dickinson & Co. .............         4,421,995
     155,000      Elan Corp. Plc, ADR* ...............         7,730,625
     116,000      Hannaford Brothers Co. .............         4,386,250
     174,000      Humana, Inc.* ......................         3,654,000
      80,000      International Flavors &
                  Fragances, Inc. ....................         3,870,000
      92,000      Johnson & Johnson ..................         5,278,500
      67,000      Lilly (Eli) & Co. ..................         4,480,625
      86,000      Merck & Co., Inc. ..................         7,675,500
     118,000      PepsiCo, Inc. ......................         4,343,875
      70,000      Pfizer, Inc. .......................         4,952,500
     114,000      Pharmacia & Upjohn, Inc. ...........         3,619,500
     114,000      Stryker Corp. ......................         4,239,375
      96,000      Sysco Corp. ........................         3,840,000
                                                           -------------
                                                              75,934,558
                                                           -------------
                  FINANCE - 14.96%
     126,000      Banc One Corp. .....................         6,567,750
      75,000      Barnett Banks, Inc. ................         5,175,000
      42,000      Chase Manhattan Corp. ..............         4,845,750
      50,000      Chubb Corp. ........................         3,312,500
     145,000      Countrywide Credit Industries, Inc.          4,975,314
      70,000      Exel, Ltd. .........................         4,230,625
      94,000      Fannie Mae .........................         4,553,125
      26,000      General Re Corp. ...................         5,126,875
      57,000      Hartford Financial Services
                  Group, Inc .........................         4,617,000
      55,000      Lincoln National Corp. .............         3,781,250
      39,000      Morgan (J.P.) & Co., Inc. ..........         4,280,250
      36,000      National City Corp. ................         2,151,000
     130,000      Nationwide Financial
                  Services, Inc., Class A ............         3,956,875
      20,000      Wells Fargo & Co. ..................         5,827,500
                                                           -------------
                                                              63,400,814
                                                           -------------
                  TECHNOLOGY - 12.28%
      93,000      AMP, Inc. ..........................         4,185,000
      68,000      Avnet, Inc. ........................         4,279,750
     150,000      Cabletron Systems, Inc.* ...........         4,350,000
      62,000      Cisco Systems, Inc.* ...............         5,085,938
      74,000      Computer Sciences Corp.* ...........         5,249,375
     176,000      Electronic Data Systems Corp. ......         6,809,000
     122,000      Harris Corp. .......................         5,322,250
     119,000      Hewlett-Packard Co. ................         7,340,813
      52,000      International Business
                  Machines Corp. .....................         5,099,250
      70,000      Motorola, Inc. .....................         4,322,500
                                                           -------------
                                                              52,043,876
                                                           -------------
                  CONSUMER CYCLICAL - 11.92%
     255,000      Cooper Tire & Rubber Co. ...........         5,402,813
     162,000      Dun & Bradstreet Corp. .............         4,627,125
      70,000      Eastman Kodak Co. ..................         4,191,250
     104,000      Ford Motor Co. .....................         4,543,500
     146,000      Lowe's Cos., Inc. ..................         6,077,250
      96,000      McDonald's Corp. ...................         4,302,000
     350,000      Office Depot, Inc.* ................         7,218,750
     100,000      Penney (J.C.) Co., Inc. ............         5,868,750
     140,000      Pep Boys-Manny, Moe & Jack .........         3,526,250
      72,000      Reuters Holdings Plc, ADR ..........         4,734,000
                                                           -------------
                                                              50,491,688
                                                           -------------
                  ENERGY - 9.12%
      45,000      Amoco Corp. ........................         4,125,938
      72,000      Atlantic Richfield Co. .............         5,926,500
     146,000      Baker Hughes, Inc. .................         6,706,875
      48,000      Chevron Corp. ......................         3,981,000
      70,000      Kerr-McGee Corp. ...................         4,729,375
      60,000      Mobil Corp. ........................         4,368,750
     184,000      Occidental Petroleum Corp. .........         5,129,000
      42,000      Schlumberger, Ltd. .................         3,675,000
                                                           -------------
                                                              38,642,438
                                                           -------------
                  CAPITAL GOODS AND CONSTRUCTION - 8.91%
      86,000      Boeing Co. .........................         4,117,250
     118,000      Dresser Industries, Inc. ...........         4,970,750
     120,000      Foster Wheeler Corp. ...............         3,937,500
      71,000      General Electric Co. ...............         4,583,938
      78,000      Honeywell, Inc. ....................         5,308,875
     112,000      Hubbell, Inc., Class A .............         5,054,000
     130,000      Thermo Electron Corp.* .............         4,850,625
     210,000      Waste Management, Inc. .............         4,908,750
                                                           -------------
                                                              37,731,688
                                                           -------------
                  UTILITIES - 5.91%
     150,000      Century Telephone Enterprises, Inc.          6,365,625
     166,000      Entergy Corp. ......................         4,056,625
     138,000      GTE Corp. ..........................         5,856,375
      72,000      SBC Communications, Inc. ...........         4,581,000
      76,000      Vodafone Group Plc, ADR ............         4,170,500
                                                           -------------
                                                              25,030,125
                                                           -------------
                  BASIC MATERIALS - 5.31%
     125,000      Goodrich (B.F.) Co. ................         5,570,313
     100,000      Lubrizol Corp. .....................         3,850,000
     183,000      Pall Corp. .........................         3,785,813
     115,000      Praxair, Inc. ......................         5,009,688
     122,000      Sigma Aldrich Corp. ................         4,285,250
                                                           -------------
                                                              22,501,064
                                                           -------------
                  TRANSPORTATION - 4.51%
      56,000      British Airways Plc, ADR ...........         5,495,000
      40,000      Burlington Northern Santa Fe Corp. .         3,800,000
      46,000      GATX Corp. .........................         2,969,875
     112,000      Union Pacific Corp. ................         6,860,000
                                                           -------------
                                                              19,124,875
                                                           -------------
                  TOTAL COMMON STOCKS ................       384,901,126
                  (Cost $326,790,448)                      -------------

CONVERTIBLE PREFERRED STOCK - 1.15%
     80,000       Loral Space and
                  Communications, Ltd., 6.00% (B) ....         4,880,000
                                                           -------------
                  TOTAL CONVERTIBLE PREFERRED STOCK ..         4,880,000
                  (Cost $4,030,000)                        -------------

  PAR VALUE
  ---------
U.S. AGENCY OBLIGATION (A) - 8.11%

                  Federal Home Loan Mortgage Corporation - 8.11%
$ 34,357,000      5.65%, 11/03/97 ....................        34,346,216
                                                           -------------
                  TOTAL U.S. AGENCY OBLIGATION .......        34,346,216
                  (Cost $34,346,216)                       -------------

TOTAL INVESTMENTS - 100.10% ..........................       424,127,342
(Cost $365,166,664)                                        -------------

NET OTHER ASSETS AND LIABILITIES - (0.10)% ...........          (411,938)
                                                           -------------
NET ASSETS - 100.00% .................................     $ 423,715,404
                                                           =============

-------------------------------------------------------------------------------
  * Non-income producing security.
(A) Discount yield at time of purchase.
(B) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1997, these securities amounted to $4,880,000, or 1.15% of net assets.
ADR American Depositary Receipt

                       See Notes to Financial Statements.

---------------  EQUITY VALUE FUND
THE GALAXY FUND  PORTFOLIO OF INVESTMENTS
---------------  OCTOBER 31, 1997

                                                              VALUE
     SHARES                                                  (NOTE 2)
    --------                                                 ---------
COMMON STOCKS - 93.73%
                  FINANCE - 19.66%
      66,650      AFLAC, Inc. ........................     $   3,390,819
      27,600      American International Group, Inc. .         2,816,925
     120,400      Banc One Corp. .....................         6,275,850
      81,600      BankBoston Corp. ...................         6,614,700
      60,800      Beneficial Corp. ...................         4,662,600
      56,800      Chase Manhattan Corp. ..............         6,553,300
      83,300      Citicorp ...........................        10,417,706
     151,300      Conseco, Inc. ......................         6,600,463
      79,300      Fannie Mae .........................         3,841,087
     147,700      First Union Corp. ..................         7,246,531
      88,000      MBIA, Inc. .........................         5,258,000
      83,400      Mellon Bank Corp. ..................         4,300,313
      50,000      Merrill Lynch & Co., Inc. ..........         3,381,250
      22,900      National City Corp. ................         1,368,275
     102,900      NationsBank Corp. ..................         6,161,138
      53,100      SLM Holding Corp. ..................         7,453,913
                                                           -------------
                                                              86,342,870
                                                           -------------
                  TECHNOLOGY - 18.43%
     116,900      Cabletron Systems, Inc.* ...........         3,390,100
     164,200      Cadence Design Systems, Inc.* ......         8,743,650
      32,100      Cisco Systems, Inc.* ...............         2,633,203
     121,750      Compaq Computer Corp.* .............         7,761,563
     103,000      Computer Associates
                  International, Inc. ................         7,679,938
     129,000      EMC Corp.* .........................         7,224,000
     120,400      Intel Corp. ........................         9,270,800
      83,300      International Business
                  Machines Corp. .....................         8,168,606
      77,400      Microsoft Corp.* ...................        10,062,000
     112,600      Parametric Technology Corp.* .......         4,968,475
     112,000      Quantum Corp.* .....................         3,542,000
     180,300      3Com Corp.* ........................         7,471,181
                                                           -------------
                                                              80,915,516
                                                           -------------
                  CONSUMER CYCLICAL - 17.86%
      93,900      Armstrong World Industries, Inc. ...         6,250,219
     125,800      Carnival Corp., Class A ............         6,101,300
     104,300      Chrysler Corp. .....................         3,676,575
     129,500      Consolidated Stores Corp.* .........         5,163,813
      69,400      Echlin, Inc. .......................         2,272,850
      70,000      Family Dollar Stores, Inc. .........         1,645,000
     140,000      Fleetwood Enterprises, Inc. ........         4,243,750
     146,400      Gap, Inc. ..........................         7,786,650
     230,600      Harley-Davidson, Inc. ..............         6,399,150
      89,300      Kaufman & Broad Home Corp. .........         1,903,206
     145,900      Lowe's Cos., Inc. ..................         6,073,088
     145,900      Mattel, Inc. .......................         5,671,863
     299,300      Office Depot, Inc.* ................         6,173,063
     200,500      Ross Stores, Inc. ..................         7,493,688
     256,200      TJX Cos., Inc. .....................         7,589,925
                                                           -------------
                                                              78,444,140
                                                           -------------
                  UTILITIES - 8.99%
      38,317      Bell Atlantic Corp. ................         3,060,570
     148,300      FPL Group, Inc. ....................         7,665,256
     118,000      GTE Corp. ..........................         5,007,625
     476,300      PECO Energy Co. ....................        10,806,056
     243,700      Public Service Enterprise
                  Group, Inc. ........................         6,320,969
     104,100      SBC Communications, Inc. ...........         6,623,363
                                                           -------------
                                                              39,483,839
                                                           -------------
                  CAPITAL GOODS AND CONSTRUCTION - 8.92%
     101,600      Case Corp. .........................         6,076,950
     122,900      Caterpillar, Inc. ..................         6,298,625
      51,100      Cincinnati Milacron, Inc. ..........         1,418,025
      16,000      Harnischfeger Industries, Inc. .....           630,000
     163,700      Ingersoll-Rand Co. .................         6,374,069
      48,400      Johnson Controls, Inc. .............         2,171,950
      51,200      Lockheed Martin Corp. ..............         4,867,200
      74,000      Sundstrand Corp. ...................         4,023,750
     104,100      United Technologies Corp. ..........         7,287,000
                                                           -------------
                                                              39,147,569
                                                           -------------
                  CONSUMER STAPLES - 7.15%
      69,500      Abbott Laboratories ................         4,261,219
     126,000      American Home Products Corp. .......         9,339,750
      67,500      Becton Dickinson & Co. .............         3,109,219
     237,600      Biomet, Inc. .......................         5,925,150
     100,500      Olsten Corp., Class B ..............         1,532,625
      99,800      Philip Morris Cos., Inc. ...........         3,954,575
      58,600      Schering-Plough Corp. ..............         3,285,263
                                                           -------------
                                                              31,407,801
                                                           -------------
                  ENERGY - 6.75%
      52,232      British Petroleum Co. Plc, ADR .....         4,583,358
     111,600      Coastal Corp. ......................         6,709,950
      78,300      Diamond Offshore Drilling, Inc. ....         4,874,175
     106,100      Phillips Petroleum Co. .............         5,132,588
      50,000      Smith International, Inc.* .........         3,812,500
      84,400      Union Pacific Resources Group, Inc.          2,078,350
     108,300      Union Texas Petroleum
                  Holdings, Inc. .....................         2,463,825
                                                           -------------
                                                              29,654,746
                                                           -------------
                  TRANSPORTATION - 3.49%
      53,800      AMR Corp.* .........................         6,264,338
      10,600      British Airways Plc, ADR ...........         1,040,125
      79,800      Illinois Central Corp. .............         2,842,875
     114,700      Northwest Airlines Corp., Class A* .         5,161,500
                                                           -------------
                                                              15,308,838
                                                           -------------
                  BASIC MATERIALS - 2.48%
      28,400      Nalco Chemical Co. .................         1,136,000
     113,500      Nucor Corp. ........................         5,930,375
     112,900      USX-U.S. Steel Group, Inc. .........         3,838,600
                                                           -------------
                                                              10,904,975
                                                           -------------
                  TOTAL COMMON STOCKS ................       411,610,294
                  (Cost $349,275,911)                      -------------

  PAR VALUE
  ---------
U.S. AGENCY OBLIGATION (A) - 2.70%
                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.70%
$ 11,837,000      5.65%, 11/03/97 ....................        11,833,285
                                                           -------------
                  TOTAL U.S. AGENCY OBLIGATION .......        11,833,285
                  (Cost $11,833,285)                       -------------

TOTAL INVESTMENTS - 96.43%  ..........................       423,443,579
(Cost $361,109,196)                                        -------------

NET OTHER ASSETS AND LIABILITIES - 3.57% .............        15,687,743
                                                           -------------
NET ASSETS - 100.00% .................................     $ 439,131,322
                                                           =============

-------------------------------------------------------------------------------
  * Non-income producing security.
(A) Discount yield at time of purchase.
ADR American Depositary Receipt

                       See Notes to Financial Statements.

---------------  EQUITY GROWTH FUND
THE GALAXY FUND  PORTFOLIO OF INVESTMENTS
---------------  OCTOBER 31, 1997

                                                              VALUE
     SHARES                                                  (NOTE 2)
    --------                                                ---------
COMMON STOCKS - 91.72%
                  CONSUMER STAPLES - 18.96%
     212,700      Abbott Laboratories ................     $  13,041,169
     120,000      American Home Products Corp. .......         8,895,000
     200,000      Becton Dickinson & Co. .............         9,212,497
     150,100      Bristol-Myers Squibb Co. ...........        13,171,275
     300,000      ConAgra, Inc. ......................         9,037,500
     110,000      CPC International, Inc. ............        10,890,000
     275,000      Elan Corp. Plc, ADR* ...............        13,715,625
     200,000      Forest Laboratories, Inc.* .........         9,250,000
     100,000      Gillette Co. .......................         8,906,250
     300,000      Guidant Corp. ......................        17,250,000
     150,000      Johnson & Johnson ..................         8,606,250
     209,800      Lilly (Eli) & Co. ..................        14,030,375
     137,100      Merck & Co., Inc. ..................        12,236,175
     300,000      PepsiCo, Inc. ......................        11,043,750
     251,200      Pfizer, Inc. .......................        17,772,400
     150,000      Procter & Gamble Co. ...............        10,200,000
      30,000      Tricon Global Restaurants, Inc.* ...           909,375
                                                           -------------
                                                             188,167,641
                                                           -------------
                  TECHNOLOGY - 15.58%
     100,000      Adobe Systems, Inc. ................         4,775,000
     225,000      Applied Materials, Inc.* ...........         7,509,375
     350,000      Automatic Data Processing, Inc. ....        17,893,750
     200,000      Cisco Systems, Inc.* ...............        16,406,250
     300,000      Compaq Computer Corp.* .............        19,125,000
     350,000      DSC Communications Corp.* ..........         8,531,250
     100,000      Intel Corp. ........................         7,700,000
     100,000      International Business
                  Machines Corp. .....................         9,806,250
     150,000      Lucent Technologies, Inc. ..........        12,365,625
     100,000      Maxim Integrated Products, Inc.* ...         6,625,000
     337,500      Oracle Corp.* ......................        12,076,172
     275,000      Teradyne, Inc.* ....................        10,295,313
      75,000      Texas Instruments, Inc. ............         8,001,563
     170,000      Xerox Corp. ........................        13,483,125
                                                           -------------
                                                             154,593,673
                                                           -------------
                  FINANCE - 15.06%
     250,000      Ahmanson (H.F.) & Co. ..............        14,750,000
     165,000      American International Group, Inc. .        16,840,313
     250,000      Associates First Capital Corp. .....        15,906,250
     270,000      Barnett Banks, Inc. ................        18,630,000
     175,000      Chase Manhattan Corp. ..............        20,190,625
     250,000      Conseco, Inc. ......................        10,906,250
     400,000      Fannie Mae .........................        19,375,000
     200,000      First Union Corp. ..................         9,812,500
     300,000      SunAmerica, Inc. ...................        10,781,250
     175,000      Travelers Group, Inc. ..............        12,250,000
                                                           -------------
                                                             149,442,188
                                                           -------------
                  ENERGY - 14.10%
     110,000      Amoco Corp. ........................     $  10,085,625
     250,000      Anadarko Petroleum Corp. ...........        18,312,500
     300,000      Baker Hughes, Inc. .................        13,781,250
     225,000      Cooper Cameron Corp.* ..............        16,256,250
     250,000      Halliburton Co. ....................        14,906,250
     200,000      Mobil Corp. ........................        14,562,500
     375,000      Oryx Energy Co.* ...................        10,335,938
     260,000      Schlumberger, Ltd. .................        22,750,000
     350,000      Transocean Offshore, Inc. ..........        18,900,000
                                                           -------------
                                                             139,890,313
                                                           -------------
                  CONSUMER CYCLICAL - 11.04%
     400,000      Cooper Tire & Rubber Co. ...........         8,475,000
     175,000      CVS Corp. ..........................        10,729,688
     125,000      Disney (Walt) Co. ..................        10,281,250
     300,000      Ford Motor Co. .....................        13,106,250
     200,000      Home Depot, Inc. ...................        11,125,000
     200,000      McDonald's Corp. ...................         8,962,500
     175,000      Penney (J.C.) Co., Inc. ............        10,270,313
     300,000      Service Corp. International ........         9,131,250
     350,000      Sherwin-Williams Co. ...............         9,712,500
         333      Siebel Systems, Inc.* ..............            13,458
     600,000      TJX Cos., Inc. .....................        17,775,000
                                                           -------------
                                                             109,582,209
                                                           -------------
                  CAPITAL GOODS AND CONSTRUCTION - 9.99%
     250,000      AlliedSignal, Inc. .................         9,000,000
     250,000      Boeing Co. .........................        11,968,750
     250,000      Deere & Co. ........................        13,156,250
     275,000      General Electric Co. ...............        17,754,688
     450,000      Thermo Electron Corp.* .............        16,790,625
     250,000      Tyco International, Ltd. ...........         9,437,500
     350,000      United States Filter Corp.* ........        14,043,750
     300,000      Waste Management, Inc. .............         7,012,500
                                                           -------------
                                                              99,164,063
                                                           -------------
                  UTILITIES - 3.68%
     250,000      MCI Communications Corp. ...........         8,875,000
     275,000      SBC Communications, Inc. ...........        17,496,875
     300,000      WorldCom, Inc. .....................        10,087,500
                                                           -------------
                                                              36,459,375
                                                           -------------
                  TRANSPORTATION - 2.75%
     125,000      Delta Air Lines, Inc. ..............        12,593,750
     250,000      KLM Royal Dutch Air Lines NV .......         8,531,250
     100,000      Union Pacific Corp. ................         6,125,000
                                                           -------------
                                                              27,250,000
                                                           -------------
                  BASIC MATERIALS - 0.56%
      65,400      Georgia-Pacific Corp. ..............         5,546,738
                                                           -------------
                  TOTAL COMMON STOCKS ................       910,096,200
                  (Cost $616,001,642)                      -------------

CONVERTIBLE PREFERRED STOCKS - 4.13%
    140,000       AES Trust I, Series A ..............         8,960,000
    275,000       Loral Space and
                  Communications, Ltd., 6.00% (B) ....        16,775,000
    300,000       QUALCOMM
                  Financial Trust, 5.75% (B) .........        15,262,500
                                                           -------------
                  TOTAL CONVERTIBLE PREFERRED STOCKS .        40,997,500
                  (Cost $35,750,000)                       -------------

  PAR VALUE
  ---------
U.S. AGENCY OBLIGATION (A) - 5.74%
                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.74%
$ 56,886,000      5.65%, 11/03/97 ....................        56,868,144
                                                           -------------
                  TOTAL U.S. AGENCY OBLIGATION .......        56,868,144
                  (Cost $56,868,144)                       -------------

TOTAL INVESTMENTS - 101.59%...........................     1,007,961,844
(Cost $708,619,786)                                        -------------

NET OTHER ASSETS AND LIABILITIES - (1.59)%  ..........       (15,732,135)
                                                           -------------
NET ASSETS - 100.00% .................................     $ 992,229,709
                                                           =============

-------------------------------------------------------------------------------
  * Non-income producing security.
(A) Discount yield at time of purchase.
(B) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1997, these securities amounted to $32,037,500, or 3.23% of net assets.
ADR American Depositary Receipt

                       See Notes to Financial Statements.

---------------  SMALL CAP VALUE FUND
THE GALAXY FUND  PORTFOLIO OF INVESTMENTS
---------------  OCTOBER 31, 1997
                                                                VALUE
     SHARES                                                    (NOTE 2)
    --------                                                  ---------
COMMON STOCKS - 90.10%
                  TECHNOLOGY - 21.11%
      56,200      Analogic Corp. .....................     $   2,079,400
      23,700      Asia Electronics Holding Co., Inc.*            299,213
      30,100      Axsys Technologies, Inc.* ..........           658,438
     109,400      BancTec, Inc.* .....................         2,502,525
     120,100      Benchmark Electronics, Inc.* .......         2,994,994
      74,800      Berg Electronics Corp.* ............         1,748,450
      69,000      BGS Systems, Inc. ..................         2,242,500
     182,112      Boole & Babbage, Inc.* .............         5,281,248
      41,700      Burr-Brown Corp.* ..................         1,261,425
      72,200      Clare (C.P.) Corp.* ................         1,218,375
      13,500      Communications Central, Inc.* ......           119,813
     111,200      Computer Task Group, Inc. ..........         3,141,400
      23,700      Concentric Network Corp.* ..........           276,994
      18,610      Deltek Systems, Inc.* ..............           348,938
      10,000      Doncasters Plc, ADR* ...............           269,375
      24,700      Flextronics International, Ltd.* ...           938,600
      30,000      Fluke Corp. ........................           721,875
      15,000      Hadco Corp.* .......................           830,625
      56,600      Hyperion Software Corp.* ...........         2,157,875
      45,300      Infinium Software, Inc.* ...........           724,800
      81,100      Instron Corp. ......................         1,338,150
      41,700      Intersolv, Inc.* ...................           531,675
      67,900      Keithley Instruments, Inc. .........           704,463
      41,400      K-Tron International, Inc.* ........           740,025
     119,200      MacNeal-Schwendler Corp.* ..........         1,333,550
      72,500      MapInfo Corp.* .....................           670,625
     117,520      May & Speh, Inc.* ..................         1,483,690
      40,000      Mentor Graphics Corp.* .............           437,500
      53,500      Nashua Corp.* ......................           728,938
      24,000      National Computer Systems, Inc. ....           912,000
      36,980      Optek Technology, Inc.* ............           670,263
      25,000      Pasifik (P.T.)
                  Satelit Nusantara, ADR* ............           443,750
      94,500      Peerless Group, Inc.* ..............           448,875
      72,000      Perceptron, Inc.* ..................         1,737,000
      41,300      Performance Technologies, Inc.* ....           702,100
      23,500      Phoenix Technologies, Ltd.* ........           361,313
      54,500      Planar Systems, Inc.* ..............           606,313
      20,100      Power-One, Inc.* ...................           374,363
      45,800      Segue Software, Inc.* ..............           383,575
      25,000      Summa Four, Inc.* ..................           284,375
      50,000      Sybase, Inc.* ......................           815,625
      19,600      Symix Systems, Inc.* ...............           325,850
      23,700      Tegal Corp.* .......................           162,938
      39,500      Teltrend, Inc.* ....................           671,500
      40,000      Total Control Products, Inc.* ......           505,000
      23,700      Ultratech Stepper, Inc.* ...........           645,825
      96,200      Unitrode Corp.* ....................         2,579,362
      36,000      Viewlogic Systems, Inc.* ...........           873,000
      73,600      Viisage Technology, Inc.* ..........           616,400
      24,000      VMARK Software, Inc.* ..............           192,000
      69,900      Wood's (T.B.), Inc. ................         1,293,150
                                                           -------------
                                                              53,390,056
                                                           -------------
                  CONSUMER CYCLICAL - 20.28%
      82,450      ADVO, Inc.* ........................         1,849,972
      49,000      American Business
                  Information, Inc., Class A* ........           514,500
      49,000      American Business
                  Information, Inc., Class B* ........           637,000
      50,000      American Homestar Corp.* ...........         1,125,000
      23,700      Applebee's International, Inc. .....           525,844
      24,000      ASI Solutions, Inc.* ...............           243,000
      59,050      Bassett Furniture Industries, Inc. .         1,653,400
      66,900      Beazer Homes USA, Inc.* ............         1,279,463
      59,300      Cash America International, Inc. ...           700,481
      22,600      CN Biosciences, Inc.* ..............           525,450
      43,000      Cooker Restaurant Corp. ............           430,000
      12,500      Culp, Inc. .........................           237,500
      71,100      Eagle Hardware & Garden, Inc.* .....         1,208,700
      48,600      El Chico Restaurants, Inc.* ........           540,675
      35,800      Execustay Corp.* ...................           375,900
      71,000      Fieldcrest Cannon, Inc.* ...........         2,374,063
      55,400      Filene's Basement Corp.* ...........           408,575
      47,400      Galoob Toys, Inc.* .................           625,088
      32,242      Harte-Hanks Communications, Inc. ...         1,120,410
      72,025      Horton (D.R.), Inc. ................         1,080,375
      53,000      Houghton Mifflin Co. ...............         1,881,500
      68,300      Interim Services, Inc.* ............         1,788,606
      55,800      K2, Inc. ...........................         1,412,438
       8,000      Keystone Automotive Industries, Inc.           177,000
      40,000      Lazare Kaplan International, Inc.* .           610,000
      78,500      Metromail Corp.* ...................         1,555,281
      20,700      Monaco Coach Corp.* ................           494,213
      54,870      O'Charley's, Inc.* .................         1,015,095
      45,000      Platinum Entertainment, Inc.* ......           286,875
      64,220      Pluma, Inc.* .......................           626,145
      95,400      Protection One, Inc.* ..............         1,717,200
     114,500      R & B, Inc.* .......................         1,094,906
      61,800      Rival Co. ..........................           957,900
      17,800      Rocky Shoes & Boots, Inc.* .........           309,275
      83,500      Ryan's Family Steak Houses, Inc.* ..           720,188
      61,000      Sagebrush, Inc.* ...................           373,625
     120,600      SEI Investments Co. ................         5,133,038
      35,600      Signature Eyewear, Inc.* ...........           338,200
      65,500      Spaghetti Warehouse, Inc.* .........           450,313
       8,300      Star Buffet, Inc.* .................           118,794
      44,100      TCA Cable TV, Inc. .................         1,819,125
       8,000      Tefron, Ltd.* ......................           153,500
      76,000      The O'Gara Co.* ....................         1,292,000
      78,100      The York Group, Inc. ...............         1,815,825
      20,000      Toll Brothers, Inc.* ...............           442,500
      52,600      Toro Co. ...........................         2,248,650
      60,000      Unifirst Corp. .....................         1,507,500
     110,750      Unitog Co. .........................         2,741,063
      89,900      Worldtex, Inc.* ....................           752,913
                                                           -------------
                                                              51,289,064
                                                           -------------
                  FINANCE - 12.26%
      70,000      American Annuity Group, Inc. .......         1,408,750
      50,000      AmVestors Financial Corp. ..........         1,006,250
      47,400      Brandywine Realty Trust, REIT ......         1,110,938
       8,975      BSB Bancorp, Inc. ..................           258,031
      10,700      Coastal Bancorp, Inc. ..............           300,938
      58,000      Colonial Downs
                  Holdings, Inc., Class A* ...........           377,000
      60,800      Cordiant Plc, ADR ..................           387,600
     116,700      D & N Financial Corp. ..............         2,932,088
      64,000      Emergent Group, Inc.* ..............           976,000
      24,000      First Alliance Corp.* ..............           792,000
      56,350      FirstBank Puerto Rico ..............         1,894,769
      11,500      GBC Bancorp ........................           621,000
      29,970      Hanmi Bank* ........................           569,430
      34,850      Healthcare Realty Trust, Inc., REIT            969,266
      47,400      Imperial Credit
                  Commerical Mortgage* ...............           782,100
      77,500      Innkeepers USA Trust, REIT .........         1,293,281
      40,000      Intercargo Corp. ...................           550,000
         807      Investors Financial
                  Services Corp., Class A ............            35,508
      30,000      IRT Property Co., REIT .............           367,500
      12,200      Kansas City Life Insurance Co. .....         1,073,600
      25,000      LaSalle Re Holdings, Ltd. ..........           837,500
      31,900      Life Financial Corp.* ..............           566,225
      69,000      Matrix Capital Corp.* ..............         1,052,250
       3,500      ML Bancorp, Inc. ...................            96,250
      25,000      Ohio Casualty Corp. ................         1,106,250
       8,000      Penn-America Group, Inc. ...........           147,500
      42,600      PICO Holdings, Inc.* ...............           266,250
      41,500      Poe & Brown, Inc. ..................         1,711,875
      77,500      Point West Capital Corp.* ..........           198,594
       5,800      Prime Bancshares, Inc.* ............           110,563
      10,800      RedFed Bancorp, Inc.* ..............           209,250
      40,000      Selective Insurance Group, Inc. ....         2,165,000
      15,500      SL Green Realty Corp., REIT* .......           388,469
      40,425      Southwest Securities Group, Inc. ...           899,456
      20,000      Symons International Group, Inc.* ..           405,000
      25,000      Terra Nova (Bermuda)
                  Holdings, Ltd., Class A ............           646,875
      21,700      Tower Realty Trust, Inc., REIT* ....           547,925
      21,598      UMB Financial Corp. ................         1,112,297
      12,700      USBANCORP, Inc. ....................           825,500
                                                           -------------
                                                              30,999,078
                                                           -------------
                  CONSUMER STAPLES - 11.46%
      34,100      Advanced Health Corp.* .............           601,013
      23,700      American Healthcorp, Inc.* .........           248,850
      17,300      American/Italian
                  Pasta Co., Class A* ................           363,300
      63,250      Apple Orthodontix, Inc.* ...........           885,500
      31,800      Ballard Medical Products ...........           717,488
      17,500      Barrett Business Services, Inc.* ...           220,938
      65,700      Bindley Western Industries, Inc. ...         1,847,813
      10,500      Biosite Diagnostics, Inc.* .........           103,688
      12,100      Capital Senior Living Corp.* .......           202,675
      47,400      CTB International Corp.* ...........           811,725
      23,700      Enamelon, Inc.* ....................           367,350
      16,100      Fine Host Corp.* ...................           450,777
      36,000      Gish Biomedical, Inc.* .............           175,500
      71,100      Health Management Systems, Inc.* ...           462,150
       8,700      Healthdyne Technologies, Inc.* .....           174,000
     105,151      ICN Pharmaceuticals, Inc. ..........         5,060,392
      60,100      Kinetic Concepts, Inc. .............         1,141,900
      89,300      Lifecore Biomedical, Inc.* .........         1,852,975
      10,700      Marquette Medical
                  Systems, Inc., Class A* ............           275,525
      69,875      Minntech Corp. .....................           794,828
      70,733      Morrison Health Care, Inc. .........         1,171,515
      98,000      Northland Cranberries, Inc., Class A         1,512,875
      58,000      Noven Pharmaceuticals, Inc.* .......           413,250
     143,700      Paracelsus Healthcare Corp.* .......           889,144
      31,100      Paragon Trade Brands, Inc.* ........           592,844
      71,089      Pilgrim's Pride Corp. ..............           933,043
      16,600      PMR Corp.* .........................           381,800
     100,150      Res-Care, Inc.* ....................         2,403,600
      15,900      Respironics, Inc.* .................           447,188
      48,000      Richfood Holdings, Inc. ............         1,158,000
      43,600      SOS Staffing Services, Inc.* .......           899,250
     130,500      Unilab Corp.* ......................           269,156
       1,400      United American Healthcare Corp.* ..             5,250
      25,000      U.S. Bioscience, Inc.* .............           254,688
      22,700      Warner Chilcott Laboratories, ADR* .           320,638
      40,000      Western Staff Services, Inc.* ......           577,500
                                                           -------------
                                                              28,988,128
                                                           -------------
                  CAPITAL GOODS AND CONSTRUCTION - 9.19%
      20,900      ABC Rail Products Corp.* ...........           418,000
      53,800      Aeroflex, Inc.* ....................           554,813
      41,000      Analysis & Technology, Inc. ........           891,750
      22,000      Atchison Casting Corp.* ............           452,375
      84,500      Brown & Sharpe
                  Manufacturing Co., Class A* ........           998,156
      20,328      Chemi-Trol Chemical Co. ............           284,592
      31,950      Chicago Bridge & Iron Co. N.V ......           565,116
      65,200      Comptek Research, Inc.* ............           464,550
      47,400      Cuno, Inc.* ........................           805,800
      46,000      Denison International Plc, ADR* ....           868,250
      77,000      Evans & Sutherland
                  Computer Corp.* ....................         2,310,000
      75,250      Farr Co.* ..........................         1,166,375
      73,700      Giga-Tronics, Inc.* ................           718,575
      43,000      Global Industrial Technologies, Inc.           733,688
      50,400      Greenfield Industries, Inc. ........         1,908,900
      34,600      Key Technology, Inc.* ..............           506,025
      74,000      Layne, Inc.* .......................         1,470,750
      90,800      LSI Industries, Inc. ...............         1,668,450
      20,500      Lunn Industries, Inc.* .............            30,750
      29,100      NCI Building Systems, Inc.* ........         1,060,331
      10,700      Newpark Resources, Inc.* ...........           444,050
      15,000      Osmonics, Inc.* ....................           237,188
      20,000      Salient 3 Communications,
                  Inc., Class A ......................           232,500
      48,550      Shaw Group, Inc.* ..................         1,013,481
      15,000      Sun Hydraulics, Inc. ...............           172,500
      35,544      Terex Corp.* .......................           748,646
      46,000      Valmont Industries, Inc. ...........         1,052,250
      38,799      Varlen Corp. .......................         1,464,662
                                                           -------------
                                                              23,242,523
                                                           -------------
                  ENERGY - 6.52%
     108,700      Bellwether Exploration Co.* ........         1,358,750
      44,200      Berry Petroleum Co., Class A .......           831,513
      64,000      Cairn Energy USA, Inc.* ............           896,000
       8,200      Cliffs Drilling Co.* ...............           596,038
      42,000      Cross Timbers Oil Co. ..............         1,120,875
       2,600      Dawson Geophysical Co.* ............            55,575
      32,200      Devon Energy Corp. .................         1,440,950
      41,535      Domain Energy Corp.* ...............           716,479
     198,000      Gulf Canada Resources, Ltd.* .......         1,658,250
      30,000      MarkWest Hydrocarbon, Inc.* ........           603,750
      25,000      Nuevo Energy Co.* ..................         1,035,938
      18,800      Oceaneering International, Inc.* ...           466,475
      14,200      Petroglyph Energy, Inc.* ...........           157,975
      29,500      Pioneer Natural Resources Co. ......         1,181,844
      39,800      Pogo Producing Co. .................         1,440,263
      18,700      Pride International, Inc.* .........           617,100
      11,962      Tejas Gas Corp.* ...................           716,972
      70,000      Vintage Petroleum, Inc. ............         1,601,250
                                                           -------------
                                                              16,495,997
                                                           -------------
                  BASIC MATERIALS - 4.94%
      75,700      Dexter Corp. .......................         2,971,225
      20,000      Elcor Corp. ........................           731,250
      10,300      Fuller (H.B.) Co. ..................           486,675
      54,700      Greif Brothers Corp., Class A ......         1,907,663
      64,900      Northwest Pipe Co.* ................         1,573,825
      46,650      Peak International, Ltd.* ..........         1,049,625
     111,400      Sealright Co., Inc.* ...............         1,476,050
      26,700      Steel of West Virginia, Inc.* ......           283,688
      62,600      Sybron Chemicals, Inc.* ............         2,003,200
                                                           -------------
                                                              12,483,201
                                                           -------------
                  TRANSPORTATION - 2.83%
      80,700      AirNet Systems, Inc.* ..............         1,654,350
      30,000      Arnold Industries, Inc. ............           637,500
      25,800      Budget Group, Inc., Class A* .......           903,000
      28,875      Cannon Express, Inc.* ..............           274,313
      28,200      Gulfmark Offshore, Inc.* ...........         1,025,775
      29,700      Midwest Express Holdings,
                  Inc.* ..............................           954,113
      77,000      Simon Transportation Services, Inc.*         1,713,250
                                                           -------------
                                                               7,162,301
                                                           -------------
                  UTILITIES - 1.51%
      41,050      Atmos Energy Corp. .................     $   1,036,513
      41,950      Cascade Natural Gas Corp. ..........           700,041
      20,000      Middlesex Water Co., Inc. ..........           361,250
      33,333      NTL, Inc.* .........................           904,158
      43,300      Southwest Gas Corp. ................           814,581
                                                           -------------
                                                               3,816,543
                                                           -------------
                  Total Common Stocks                        227,866,891
                  (Cost $164,023,276)                      -------------

PAR VALUE
---------
CORPORATE BOND - 0.15%
$   369,900       MacNeal-Schwendler Corp.
                  Convertible Subordinated Debenture
                  7.88%, 08/18/04 ....................           380,072
                                                           -------------
                  TOTAL CORPORATE BOND ...............           380,072
                  (Cost $369,900)                          -------------

U.S. AGENCY OBLIGATION (A) - 9.60%
                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 9.60%
  24,286,000      5.65%, 11/03/97 ....................        24,278,377
                                                           -------------
                  TOTAL U.S. AGENCY OBLIGATION .......        24,278,377
                  (Cost $24,278,377)                       -------------

TOTAL INVESTMENTS - 99.85% ...........................       252,525,340
(Cost $188,671,553)                                        -------------

NET OTHER ASSETS AND LIABILITIES - 0.15% .............           390,132
                                                           -------------
NET ASSETS - 100.00% .................................     $ 252,915,472
                                                           =============

-------------------------------------------------------------------------------
*                                 Non-income producing security.
(A)    Discount yield at time of purchase.
REIT   Real Estate Investment Trust
ADR    American Depositary Receipt

                       See Notes to Financial Statements.

---------------  SMALL COMPANY EQUITY FUND
THE GALAXY FUND  PORTFOLIO OF INVESTMENTS
---------------  OCTOBER 31, 1997
                                                               VALUE
     SHARES                                                   (NOTE 2)
    --------                                                  ---------
COMMON STOCKS - 94.16%
                  TECHNOLOGY - 32.16%
     126,300      Actel Corp.* .......................     $   1,886,606
      71,200      Allen Telecom, Inc.* ...............         1,348,350
     141,200      Altron, Inc.* ......................         2,241,550
      24,675      ANADIGICS, Inc.* ...................           912,975
      90,250      Arbor Software Corp.* ..............         3,299,766
      91,200      Aseco Corp.* .......................         1,208,400
      49,732      Aspen Technology, Inc.* ............         1,871,167
       9,800      Asyst Tecnologies, Inc.* ...........           274,400
      17,750      Aware, Inc.* .......................           215,219
      74,000      Berg Electronics Corp.* ............         1,729,750
      20,350      Broadband Technologies, Inc.* ......           125,280
     107,500      California Microwave, Inc.* ........         1,726,719
      80,200      CerProbe Corp.* ....................         1,453,625
      15,800      CFI ProServices, Inc.* .............           193,550
      67,500      Cognex Corp.* ......................         1,805,625
      65,900      Cognicase, Inc.* ...................           831,988
     105,700      Coherent Communications
                  Systems Corp.* .....................         3,197,425
      54,831      Concord EFS, Inc.* .................         1,627,795
      72,216      Cree Research, Inc.* ...............         1,814,427
      35,450      CyberCash, Inc.* ...................           558,338
      33,300      CyberMedia, Inc.* ..................           990,675
     126,600      Deltek Systems, Inc.* ..............         2,373,750
     178,944      DSP Communications, Inc.* ..........         3,310,464
      89,700      Eidos Plc, ADR* ....................         1,065,188
      64,100      Eltron International, Inc.* ........         1,866,913
      83,500      Exar Corp.* ........................         2,004,000
      74,300      FactSet Research Systems, Inc.* ....         1,982,881
      76,300      Forrester Research, Inc.* ..........         1,969,494
     101,300      Great Plains Software, Inc.* .......         2,418,538
     141,400      Harmonic Lightwaves, Inc.* .........         1,767,500
      33,082      Helix Technology Corp. .............         1,488,690
     117,500      HTE, Inc.* .........................         1,982,813
      66,600      ICG Communications, Inc.* ..........         1,531,800
     113,200      IDT Corp.* .........................         2,037,600
     108,150      Information Management
                  Resources, Inc.* ...................         2,784,863
     159,492      Inso Corp.* ........................         1,933,841
      77,700      International Telecommunication
                  Data Systems Inc.* .................         2,059,050
      42,000      JDA Software Group, Inc.* ..........         1,312,500
      99,500      Kofax Image Products, Inc.* ........         1,001,219
      66,900      Komag, Inc.* .......................         1,158,206
      33,400      Legato Systems, Inc.* ..............         1,427,850
     176,150      Lightbridge, Inc.* .................         2,554,175
      67,850      May & Speh, Inc.* ..................           856,606
     135,100      Melita International Corp.* ........         1,435,438
     121,600      Mercury Interactive Corp.* .........         2,736,000
      45,900      Merix Corp.* .......................           699,975
     100,100      META Group, Inc.* ..................         2,164,663
     132,700      MetaCreations Corp.* ...............         1,924,150
      36,000      ModaCAD, Inc.* .....................           783,000
      71,400      Natural Microsystems Corp.* ........         3,409,350
     165,800      Norstan, Inc.* .....................         3,730,500
      94,650      Ortel Corp.* .......................         2,212,444
      79,900      P-Com, Inc.* .......................         1,607,988
     530,300      Phonetel Technologies, Inc.* .......         1,557,756
     232,820      Polycom, Inc.* .....................         1,345,991
      66,098      PRI Automation, Inc.* ..............         2,528,249
     132,300      Quad Systems Corp.* ................           926,100
      60,000      RadiSys Corp.* .....................         2,790,000
      38,000      Registry, Inc.* ....................         1,577,000
     137,050      Restrac, Inc.* .....................           839,431
      72,100      Richey Electronics, Inc.* ..........           702,975
      47,670      Saville Systems Ireland Plc, ADR* ..         2,848,283
      66,600      Scopus Technology, Inc.* ...........           986,513
     116,400      SIPEX Corp.* .......................         3,826,650
     109,950      SmarTalk TeleServices, Inc.* .......         2,370,797
      25,550      SpeedFam International, Inc.* ......           948,544
      40,200      SPR, Inc.* .........................           693,450
      46,645      SPSS, Inc.* ........................         1,049,513
     150,000      Standard Microsystems Corp.* .......         1,734,375
     102,876      SystemSoft Corp.* ..................           816,578
     111,700      Tekelec* ...........................         4,677,438
     128,000      Teknor Industrial Computers, Inc.* .           454,221
      72,100      Teltrend, Inc.* ....................         1,225,700
     132,700      Template Software, Inc.* ...........         1,426,525
      82,989      The Learning Company, Inc.* ........         1,566,417
     105,100      Tollgrade Communications, Inc.* ....         2,588,088
      69,100      Total Control Products, Inc.* ......           872,388
      70,400      TriQuint Semiconductor, Inc.* ......         1,724,800
      53,900      TSI International Software, Ltd.* ..           586,163
     692,900      TSI Telesys Corp.* .................           417,957
      27,600      Unitrode Corp.* ....................           740,025
      50,000      Vantive Corp.* .....................         1,262,500
      49,800      Veeco Instruments, Inc.* ...........         1,973,325
     145,050      Viisage Technology, Inc.* ..........         1,214,794
      43,400      Visio Corp.* .......................         1,613,938
     188,470      VMARK Software, Inc.* ..............         1,507,760
     121,700      Voice Control Systems, Inc.* .......           410,738
     131,000      Whittman-Hart, Inc.* ...............         3,799,000
      65,600      Zygo Corp.* ........................         1,787,600
                                                           -------------
                                                             148,296,661
                                                           -------------
                  CONSUMER STAPLES - 21.30%
     119,900      Anesta Corp.* ......................         2,607,825
      49,750      Arterial Vascular Engineering, Inc.*         2,642,942
     109,100      Ascent Pediatrics, Inc.* ...........           995,538
     122,650      Biofield Corp.* ....................           551,925
      66,900      Biosite Diagnostics, Inc.* .........           660,638
      64,300      Boston Biomedica, Inc.* ............           486,269
     112,100      Brookdale Living
                  Communities, Inc.* .................         2,129,900
      82,677      Casey's General Stores, Inc. .......         1,994,583
     159,097      Chad Therapeutics, Inc.* ...........         1,690,406
       7,700      ClinTrials Research, Inc.* .........            68,819
      43,757      Concentra Managed Care, Inc.* ......         1,427,572
      77,500      Cytyc Corp.* .......................         1,840,625
      66,400      Digene Corp.* ......................           664,000
     179,500      EndoSonics Corp. ...................         2,064,250
      53,620      G & K Services, Inc., Class A ......         1,930,320
      71,800      GelTex Pharmaceuticals, Inc.* ......         2,118,100
     107,800      Gulf South Medical Supply, Inc.* ...         3,557,400
     177,700      Hanger Orthopedic Group, Inc.* .....         2,310,100
      68,300      Heartport, Inc.* ...................         1,716,038
     136,354      Hologic, Inc.* .....................         3,494,071
     109,273      Horizon Health Corp.* ..............         2,554,270
      68,927      Lunar Corp.* .......................         1,313,921
     170,150      MedCath, Inc.* .....................         2,679,863
      93,375      National Surgery Centers, Inc.* ....         2,334,375
     361,450      Nature's Sunshine Products, Inc. ...         8,358,531
     132,500      NeoPath, Inc.* .....................         2,401,563
     171,312      On Assignment, Inc.* ...............         4,175,730
     257,800      OncorMed, Inc.* ....................         1,869,050
      95,650      Opta Food Ingredients, Inc.* .......           538,031
      35,900      Parexel International Corp.* .......         1,296,888
      46,150      Patterson Dental Co.* ..............         1,846,000
     113,600      Penederm, Inc.* ....................         1,476,800
     144,000      Physicians Specialty Corp.* ........         1,800,000
      91,300      PMR Corp.* .........................         2,099,900
     112,400      Prime Medical Services, Inc.* ......         1,489,300
     353,860      Rexall Sundown, Inc.* ..............         7,740,688
     118,364      Romac International, Inc.* .........         2,367,280
      57,119      RTW, Inc.* .........................           378,413
     116,700      Sano Corp.* ........................         2,421,525
     138,700      Sheridan Healthcare, Inc.* .........         2,045,825
      73,500      Spine-Tech, Inc.* ..................         2,287,688
     146,900      Tecnol Medical Products, Inc.* .....         3,158,350
     143,650      Urologix, Inc.* ....................         2,998,694
     147,400      Weider Nutrition International, Inc.         1,704,313
      48,851      Whole Foods Market, Inc.* ..........         1,917,382
                                                           -------------
                                                              98,205,701
                                                           -------------
                  CONSUMER CYCLICAL - 13.42%
     119,528      ABR Information Services, Inc.* ....         2,808,908
      85,900      AnnTaylor Stores Corp.* ............         1,229,444
      81,650      Applied Graphics
                  Technologies, Inc.* ................         4,368,275
      87,100      ASI Solutions, Inc.* ...............           881,888
     103,050      Barnett, Inc.* .....................         2,125,406
      22,947      CDW Computer Centers, Inc.* ........         1,422,714
      64,800      Dendrite International, Inc.* ......         1,255,500
      90,500      Desktop Data, Inc.* ................           936,109
     132,500      Discreet Logic, Inc.* ..............         2,592,031
      66,900      Eagle Hardware & Garden, Inc.* .....         1,137,300
      61,550      Equity Marketing, Inc.* ............         1,758,022
     153,250      First Years, Inc. ..................         3,831,250
      45,300      FirstService Corp.* ................           377,972
     199,000      Funco, Inc.* .......................         4,079,500
      88,500      Hall, Kinion & Associates, Inc.* ...         1,382,813
      44,500      Harman International
                  Industries, Inc. ...................         2,403,000
     197,300      Just For Feet, Inc.* ...............         2,922,506
     114,900      Keystone Automotive
                  Industries, Inc.* ..................         2,542,163
      87,300      Lifeline Systems, Inc.* ............         1,811,475
     179,969      Lo-Jack Corp.* .....................         2,497,070
      39,266      Men's Wearhouse, Inc.* .............         1,521,558
      56,900      Papa John's International, Inc.* ...         1,682,106
      84,820      Pre-Paid Legal Services, Inc.* .....         2,565,805
      79,910      Rural/Metro Corp.* .................         2,776,873
     145,250      Safety 1st, Inc.* ..................           907,813
     153,000      SRS Labs, Inc.* ....................         1,128,375
     123,600      The O'Gara Co.* ....................         2,101,200
     178,200      Travis Boats & Motors, Inc.* .......         3,408,075
      51,100      Ugly Duckling Corp.* ...............           606,813
     107,600      Wilmar Industries, Inc.* ...........         2,824,500
                                                           -------------
                                                              61,886,464
                                                           -------------
                  ENERGY - 12.82%
      38,000      Abraxas Petroleum Corp.* ...........           707,750
      41,390      American Oilfield Divers, Inc.* ....           703,630
     182,462      Bellwether Exploration Co.* ........         2,280,775
      49,358      Brown (Tom), Inc.* .................         1,221,611
     132,700      Cabot Oil & Gas Corp., Class A .....         3,184,800
      48,900      Cairn Energy USA, Inc.* ............           684,600
     139,550      Chieftain International, Inc.* .....         3,418,975
     163,350      Coho Energy, Inc.* .................         1,919,363
     357,320      Comstock Resources, Inc.* ..........         5,985,110
     200,990      Dawson Production Services, Inc.* ..         4,874,008
     170,400      Domain Energy Corp.* ...............         2,939,400
      21,000      Friede Goldman International, Inc.*            836,063
      41,540      HarCor Energy, Inc.* ...............           171,353
     106,100      KCS Energy, Inc. ...................         2,791,756
     532,600      Magin Energy, Inc.* ................         1,134,012
     114,500      Magnum Hunter Resources, Inc.* .....           808,656
      93,300      Marine Drilling Co., Inc.* .........         2,764,013
     448,400      Mercantile International
                  Petroleum, Inc.* ...................           358,720
      51,893      National-Oilwell, Inc.* ............         3,973,027
      41,200      Nuevo Energy Co.* ..................         1,707,225
     105,000      Offshore Logistics, Inc.* ..........         2,205,000
      78,633      Pride International, Inc.* .........         2,594,889
      94,900      Stone Energy Corp.* ................         3,167,288
     139,378      Swift Energy Co.* ..................         3,615,109
     177,800      Titan Exploration, Inc.* ...........         2,244,725
     124,000      Vintage Petroleum, Inc. ............         2,836,500
                                                           -------------
                                                              59,128,358
                                                           -------------
                  CAPITAL GOODS AND CONSTRUCTION - 5.07%
      99,236      AFC Cable Systems, Inc.* ...........         2,815,822
     108,000      Armor Holdings, Inc.* ..............         1,188,000
      85,900      Cuno, Inc.* ........................         1,460,300
     129,000      Firearms Training Systems, Inc.* ...           838,500
     131,000      Hexcel Corp.* ......................         3,512,438
     171,800      Maverick Tube Corp.* ...............         6,055,950
      63,500      MSC Industrial
                  Direct Co., Inc., Class A* .........         2,643,188
     204,610      PCD, Inc.* .........................         4,143,353
      30,268      Tetra Technologies, Inc.* ..........           698,056
                                                           -------------
                                                              23,355,607
                                                           -------------
                  TRANSPORTATION - 3.59%
     118,800      AirNet Systems, Inc.* ..............         2,435,400
      92,000      Alaska Air Group, Inc.* ............         3,070,500
      83,400      Atlas Air, Inc.* ...................         2,314,350
     268,500      Dynamex, Inc.* .....................         2,584,313
      34,300      Eagle USA Airfreight, Inc.* ........         1,037,575
      77,225      Midwest Express Holdings, Inc.* ....         2,480,853
      71,800      Trico Marine Services, Inc.* .......         2,638,650
                                                           -------------
                                                              16,561,641
                                                           -------------
                  FINANCE - 2.43%
      90,100      ARM Financial Group, Inc., Class A .         1,948,413
     157,922      Credit Acceptance Corp.* ...........           873,506
      35,900      Enhance Financial
                  Services Group, Inc. ...............         1,895,969
      73,922      General Acceptance Corp.* ..........           203,286
      86,785      HCC Insurance Holdings, Inc. .......         2,028,599
     105,200      Prime Retail, Inc., REIT ...........         1,571,425
      34,600      Redwood Trust, Inc., REIT ..........           869,325
      79,600      Riggs National Corp. ...............         1,830,800
                                                           -------------
                                                              11,221,323
                                                           -------------
                  BASIC MATERIALS - 1.73%
     143,900      AMCOL International Corp. ..........         2,967,938
     229,176      Meridian Resource Corp.* ...........         2,993,612
      53,091      OM Group, Inc. .....................         2,004,185
                                                           -------------
                                                               7,965,735
                                                           -------------
                  UTILITIES - 1.64%
     133,700      Arch Communications Group, Inc.* ...         1,019,462
     120,500      Davel Communications Group, Inc.* ..         3,087,813
      94,200      HighwayMaster
                  Communications, Inc.* ..............           859,575
     133,700      Metrocall, Inc.* ...................           902,475
     100,200      Mobile Telecommunication
                  Technologies* ......................         1,665,825
                                                           -------------
                                                               7,535,150
                                                           -------------
                  TOTAL COMMON STOCKS ................       434,156,640
                  (Cost $363,950,394)                      -------------

  PAR VALUE
  ---------
U.S. AGENCY OBLIGATION (A) - 4.22%
                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.22%
$ 19,478,000      5.65%, 11/03/97 ....................        19,471,886
                                                           -------------
                  Total U.S. Agency Obligation .......        19,471,886
                  (Cost $19,471,886)                       -------------

TOTAL INVESTMENTS - 98.38% ...........................       453,628,526
(Cost $383,422,280)                                        -------------

Net Other Assets and Liabilities - 1.62% .............         7,448,881
                                                           -------------
Net Assets - 100.00% .................................     $ 461,077,407
                                                           =============

-------------------------------------------------------------------------------
   * Non-income producing security.
 (A) Discount yield at time of purchase.
 ADR American Depositary Receipt
REIT Real Estate Investment Trust

                       See Notes to Financial Statements.

---------------  INTERNATIONAL EQUITY FUND
THE GALAXY FUND  PORTFOLIO OF INVESTMENTS
---------------  OCTOBER 31, 1997
                                                               VALUE
     SHARES                                                   (NOTE 2)
    --------                                                 ---------
COMMON STOCKS - 92.60%
                  Australia - 3.86%
     541,884      Australia & New Zealand Banking ....     $   3,789,054
     623,875      Coca-Cola Amatil, Ltd ..............         4,705,374
     819,635      News Corp., Ltd ....................         3,934,417
                                                           -------------
                                                              12,428,845
                                                           -------------
                  BRAZIL - 1.11%
      35,128      Telebras, ADR ......................         3,565,492
                                                           -------------
                  FRANCE - 9.80%
     208,759      Renault* ...........................         5,820,987
      91,374      Schneider S.A ......................         4,889,334
      84,122      Suez Lyonnaise .....................         8,754,125
      60,485      Total S.A., Class B ................         6,725,181
      80,041      Valeo ..............................         5,349,473
                                                           -------------
                                                              31,539,100
                                                           -------------
                  GERMANY - 7.47%
      86,660      Daimler-Benz AG* ...................         5,906,055
     165,569      Hoechst AG .........................         6,373,026
      10,535      Mannesmann AG ......................         4,468,257
      12,238      Volkswagen AG ......................         7,273,892
                                                           -------------
                                                              24,021,230
                                                           -------------
                  HONG KONG - 2.67%
     603,000      Hutchison Whampoa, Ltd .............         4,173,684
   1,038,000      New World Development Co., Ltd .....         3,652,706
     104,000      Sun Hung Kai Properties, Ltd .......           766,933
                                                           -------------
                                                               8,593,323
                                                           -------------
                  HUNGARY - 0.21%
       7,270      Gedeon Richter, GDR* ...............           676,110
                                                           -------------
                  INDIA - 1.24%
      60,700      Hindalco Industries, Ltd, GDR* .....         1,754,230
      39,600      Reliance Industries, Ltd, GDR ......           831,600
      15,500      Reliance Industries Ltd, GDR (B) ...           325,500
     104,800      Tata Engineering
                  & Locomotive Co., GDR ..............         1,089,920
                                                           -------------
                                                               4,001,250
                                                           -------------
                  ITALY - 8.26%
   1,630,069      Credito Italiano SPA* ..............         4,354,501
     917,600      Fiat SPA ...........................         2,923,572
   1,026,881      Mediaset* ..........................         4,666,122
   2,217,900      Pirelli SPA ........................         5,622,993
   1,434,000      Telecom Italia SPA .................         9,002,005
                                                           -------------
                                                              26,569,193
                                                           -------------
                  JAPAN - 16.72%
     196,000      Canon Inc. .........................         4,758,625
      48,000      Ito-Yokado Co., Ltd ................         2,386,630
     266,000      Mitsui Fudosan .....................         3,007,897
     110,000      Murata Manufacturing Co., Ltd ......         4,463,290
         444      Nippon Telegraph
                  & Telephone Corp. ..................         3,765,527
     262,000      Nippondenso Co. ....................         5,663,922
     399,000      Nomura Securities ..................         4,644,549
          94      NTT Data Corp. .....................         4,494,054
      70,000      Rohm Corp. .........................         6,926,082
     198,000      Sharp Corp. ........................         1,539,286
      53,200      Sony Corp. .........................         4,418,957
     469,000      Sumitomo Bank ......................         4,991,435
     371,000      Sumitomo Realty
                  & Development Co., Ltd .............         2,711,474
                                                           -------------
                                                              53,771,728
                                                           -------------
                  MALAYSIA - 0.45%
   1,592,000      Renong Berhad ......................         1,454,189
                                                           -------------
                  MEXICO - 3.04%
     367,219      Grupo Financiero Banamex Accival* ..           723,970
     111,700      Grupo Televisa, ADR* ...............         3,462,700
     415,000      Kimberly-Clark de Mexico S.A.,
                  Class A ............................         1,813,777
      87,168      Telefonos de Mexico S.A.,
                  Class L, ADR .......................         3,770,016
                                                           -------------
                                                               9,770,463
                                                           -------------
                  NETHERLANDS - 8.00%
      62,343      Koninklijke Ptt ....................     $   2,383,569
     101,930      Philips Electronics ................         7,983,289
     119,332      Royal Dutch Petroleum ..............         6,314,858
     381,629      Vnu-Verenigd Bezit .................         9,045,559
                                                           -------------
                                                              25,727,275
                                                           -------------
                  PHILLIPINES - 0.38%
     177,720      Metro Bank & Trust .................         1,230,853
                                                           -------------
                  SPAIN - 3.73%
     210,410      Banco de Santander S.A .............         5,898,601
     223,700      Telefonica de Espana S.A ...........         6,109,583
                                                           -------------
                                                              12,008,184
                                                           -------------
                  SWEDEN - 2.17%
     170,400      Hennes & Mauritz AB, Class B .......         6,978,356
                                                           -------------
                  SWITZERLAND - 7.21%
       5,553      Nestle SA ..........................         7,846,018
       5,058      Novartis AG, Registered ............         7,943,501
         839      Roche Holdings AG ..................         7,393,296
                                                           -------------
                                                              23,182,815
                                                           -------------
                  THAILAND - 0.18%
     169,200      Bangkok Bank Public Co., Ltd .......           577,403
                                                           -------------
                  UNITED KINGDOM - 16.10%
     302,500      Boc Group, Plc .....................         5,072,627
     349,955      British Aerospace, Plc .............         9,301,414
     423,369      British Petroleum, Plc .............         6,215,595
     346,413      Glaxo Wellcome, Plc ................         7,400,671
     439,300      Imperial Chemical Industries .......         6,372,133
   1,904,798      Lucasvarity ........................         6,492,127
           1      Powergen, Plc ......................                11
     633,839      Safeway, Plc .......................         4,137,282
   1,247,979      Vodafone Group, Plc ................         6,811,861
                                                           -------------
                                                              51,803,721
                                                           -------------
                  TOTAL COMMON STOCKS ................       297,899,530
                  (Cost $265,345,506)                      -------------

  PAR VALUE
  ---------
U.S. AGENCY OBLIGATION (A) - 7.13%
                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.13%
$ 22,950,000      5.65%, 11/03/97 ....................        22,942,796
                  Total U.S. Agency Obligation .......        22,942,796
                  (Cost $22,942,796)
TOTAL INVESTMENTS - 99.73% ...........................       320,842,326
(Cost $288,288,302)                                        -------------

NET OTHER ASSETS AND LIABILITIES - 0.27% .............           873,190
                                                           -------------
NET ASSETS - 100.00%  ................................     $ 321,715,516
                                                           =============

------------------------------------------------------------------------------
  *  Non-income producing security.
(A)  Discount yield at time of purchase.
(B) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1997, these securities amounted to $325,500, or 0.10% of net assets.
ADR  American Depositary Receipt
GDR  Global Depositary Receipt

FORWARD FOREIGN CURRENCY CONTRACT OUTSTANDING:
  CURRENCY       CONTRACT TO   SETTLEMENT   CONTRACT       UNREALIZED
    VALUE          DELIVER       DATES      AT VALUE      (DEPRECIATION)
  -------        -----------  ----------   -----------    --------------
 30,710,000          DEM        12/17/97   $17,851,102      $(628,404)

-----------------------------------------------------------------------------
DEM  Deutsche Marks

                       See Notes to Financial Statements.

        --------------------
                             STATEMENTS OF ASSETS AND LIABILITIES
        THE GALAXY FUND      OCTOBER 31, 1997

        --------------------

                                                                            ASSET ALLOCATION     EQUITY INCOME  GROWTH AND INCOME
                                                                                  FUND               FUND             FUND
                                                                             -------------       ------------   -----------------
ASSETS:
   Investments (Note 2):
     Investments at cost ............................................        $ 320,812,428      $ 223,323,114     $ 365,166,664
     Net unrealized appreciation ....................................           56,417,726         64,848,029        58,960,678
                                                                             -------------      -------------      ------------
       Total investments at value ...................................          377,230,154        288,171,143       424,127,342
   Cash .............................................................                  173                107               810
   Receivable for forward foreign currency contracts - closed .......                   --                 --                --
   Receivable for investments sold ..................................            3,291,884                 --         1,644,986
   Receivable for shares sold .......................................            2,469,092            520,882         2,010,255
   Interest and dividend receivable .................................            2,786,980            563,460           402,870
   Tax reclaim receivable ...........................................                   --                 --                --
   Receivable from Investment Advisor (Note 4) ......................                   --             40,613             4,923
                                                                             --------------     --------------      ------------
       Total Assets .................................................          385,778,283        289,296,205       428,191,186
                                                                             --------------     --------------      ------------
LIABILITIES:
   Payable for open forward foreign currency contracts (Note 2) .....                   --                 --                --
   Payable for investments purchased ................................            5,119,615                 --         2,476,788
   Payable to custodian .............................................                   --                 --                --
   Payable for shares repurchased ...................................              497,071            159,461         1,449,123
   Advisory fee payable (Note 3) ....................................              240,411            188,139           275,821
   Payable to Fleet affiliates (Note 3) .............................              112,379             52,135           143,913
   Payable to Administrator (Note 3) ................................               49,428             44,970            68,866
   Trustees' fees and expenses payable (Note 3) .....................                3,992              3,756             4,953
   Accrued expenses and other payables ..............................               87,636             67,245            56,318
                                                                             --------------     -------------      ------------
       Total Liabilities ............................................            6,110,532            515,706         4,475,782
                                                                             --------------     -------------      ------------
NET ASSETS ..........................................................        $ 379,667,751      $ 288,780,499      $423,715,404
                                                                             ==============     =============      ============
NET ASSETS CONSISTS OF:
   Par value (Note 5) ...............................................        $      23,066      $      15,337      $     26,056
   Paid in capital in excess of par value ...........................          292,958,436        199,028,800       293,401,379
   Undistributed (overdistributed) net investment income (loss) .....            1,372,678            505,696           325,489
   Accumulated net realized gain on investments sold and written options        28,895,845         24,382,637        71,001,802
   Net unrealized appreciation (depreciation) of investments,
     foreign currency and forward foreign currency contracts ........           56,417,726         64,848,029        58,960,678
                                                                             -------------      -------------      ------------
TOTAL NET ASSETS                                                             $ 379,667,751      $ 288,780,499      $423,715,404
                                                                             =============      =============      ============
Retail A Shares:
   Net Assets .......................................................        $ 177,238,812      $ 169,275,775      $141,884,090
   Shares of beneficial interest outstanding ........................           10,768,088          8,993,619         8,734,857
   NET ASSET VALUE and redemption price per share ...................        $       16.46      $       18.82      $      16.24
   Sales charge - 3.75% of offering price ...........................                 0.64               0.73              0.63
                                                                             -------------      -------------      ------------
   Maximum offering price per share .................................        $       17.10      $       19.55      $      16.87
                                                                             =============      =============      ============
Retail B Shares:
   Net Assets .......................................................        $  30,687,831                N/A      $ 35,177,602
   Shares of beneficial interest outstanding ........................            1,867,291                N/A         2,167,788
                                                                             -------------      -------------      ------------
   NET ASSET VALUE and offering price per share* ....................        $       16.43                N/A      $      16.23
                                                                             =============      =============      ============
Trust Shares:
   Net Assets .......................................................        $ 171,741,108       $119,504,724      $246,653,712
   Shares of beneficial interest outstanding ........................           10,430,561          6,343,694        15,153,822
                                                                             -------------      -------------       -----------
   NET ASSET VALUE, offering and redemption price per share .........        $       16.47      $       18.84      $      16.28
                                                                             =============      =============      ============

-------------------------------------------------------------------------------------------------------------------------------
* Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                                        See Notes to Financial Statements.

       EQUITY VALUE           EQUITY GROWTH           SMALL CAP            SMALL COMPANY        INTERNATIONAL
           FUND                   FUND                VALUE FUND            EQUITY FUND           EQUITY FUND
      -------------          --------------         --------------        -------------         -------------
       $361,109,196          $  708,619,786          $188,671,553          $383,422,280          $288,288,302
         62,334,383             299,342,058            63,853,787            70,206,246            32,554,024
       ------------          --------------          ------------          ------------          ------------
        423,443,579           1,007,961,844           252,525,340           453,628,526           320,842,326
                976                     851                36,343                    --                19,676
                 --                      --                    --                    --                56,405
         18,057,030                      --               249,632             1,167,961             1,602,994
          1,108,717               1,271,236             1,560,956            11,627,837             9,739,976
            375,119               1,118,175                52,393                53,511               130,713
                 --                      --                    --                    --               153,032
              4,081                      --                23,780                 2,000                18,689
       ------------          --------------          ------------          ------------          ------------
        442,989,502           1,010,352,106           254,448,444           466,479,835           332,563,811
       ------------          --------------          ------------          ------------          ------------
                 --                      --                    --                    --               628,404
          3,047,697              15,958,600               919,081             4,528,752             9,714,573
                 --                      --                    --                 2,923                    --
            314,104               1,235,168               325,484               314,110               159,477
            288,470                 656,219               164,726               300,708               197,810
             77,257                  97,331                27,022                68,516                33,303
             69,631                 117,929                38,317                72,085                39,151
              5,380                  11,000                 3,825                 4,878                 2,401
             55,641                  46,150                54,517               110,456                73,176
       ------------          --------------          ------------          ------------          ------------
          3,858,180              18,122,397             1,532,972             5,402,428            10,848,295
       ------------          --------------          ------------          ------------          ------------
       $439,131,322          $  992,229,709          $252,915,472          $461,077,407          $321,715,516
       ============          ==============          ============          ============          ============
       $     24,109          $       39,435          $     13,784          $     21,760          $     21,023
        298,898,482             539,820,568           150,888,175           342,461,095           279,795,466
             11,330                 473,268               374,156                    --             2,371,603
         77,863,018             152,554,380            37,785,570            48,388,306             7,499,148
         62,334,383             299,342,058            63,853,787            70,206,246            32,028,276
       ------------          --------------          ------------          ------------          ------------
       $439,131,322          $  992,229,709          $252,915,472          $461,077,407          $321,715,516
       ============          ==============          ============          ============          ============
       $182,640,599          $  226,330,087          $ 63,658,475          $135,593,454          $56,591,796
         10,026,959               9,001,376             3,480,451             6,475,217             3,728,334
       $      18.21          $        25.14          $      18.29          $      20.94          $      15.18
               0.71                    0.98                  0.71                  0.82                  0.59
       ------------          --------------          ------------          ------------          ------------
       $      18.92          $        26.12          $      19.00          $      21.76          $      15.77
       ============          ==============          ============          ============          ============
       $ 14,958,270          $   20,362,960                   N/A          $ 14,733,367                   N/A
            820,173                 817,350                   N/A               710,574                   N/A
       ------------          --------------          ------------          ------------          ------------
       $      18.24          $        24.91                   N/A          $      20.73                   N/A
       ============          ==============          ============          ============          ============
       $241,532,453          $  745,536,662          $189,256,997          $310,750,586          $265,123,720
         13,262,128              29,616,016            10,303,620            14,574,149            17,294,517
       ------------          --------------          ------------          ------------          ------------
       $      18.21          $        25.17          $      18.37          $      21.32          $      15.33
       ============          ==============          ============          ============          ============

                                        See Notes to Financial Statements.

        --------------------
                             STATEMENTS OF OPERATIONS
        THE GALAXY FUND      FOR THE YEAR ENDED OCTOBER 31, 1997

        --------------------

                                                                            ASSET ALLOCATION     EQUITY INCOME  GROWTH AND INCOME
                                                                                  FUND               FUND             FUND
                                                                             -------------       ------------   -----------------
INVESTMENT INCOME:
   Dividend (Note 2) ...............................................          $  2,446,710       $  5,438,603      $  6,880,145
   Interest (Note 2) ...............................................            10,112,548          2,747,235         1,864,272
   Less: net foreign taxes withheld (Note 2) .......................                    --                 --                --
                                                                              ------------       ------------      ------------
     Total investment income .......................................            12,559,258          8,185,838         8,744,417
                                                                              ------------       ------------      ------------
EXPENSES:
   Investment advisory fee (Note 3) ................................             2,333,117          1,986,090         2,668,193
   Administration fee (Note 3) .....................................               253,881            216,835           290,324
   Custodian fee ...................................................                21,025             17,457            61,493
   Fund accounting fee (Note 3) ....................................                69,770             69,234            57,393
   Legal fee (Note 3) ..............................................                12,589             11,395            13,963
   Audit fee .......................................................                20,224             21,486            16,870
   Transfer agent fee (Note 3) .....................................               719,415            289,381           672,330
   12b-1 fee (Note 3)...............................................               143,512                 --           176,346
   Shareholder servicing fee (Note 3) ..............................               412,384            434,674           324,069
   Trustees' fees and expenses (Note 3) ............................                 6,103              5,203             7,234
   Amortization of organization cost (Note 2) ......................                   576                 --                --
   Reports to shareholders .........................................               103,514            110,537           112,550
   Registration fee.................................................                41,341             25,389            15,115
   Insurance .......................................................                 2,622                960             3,756
   Miscellaneous ...................................................                23,712             39,173             7,471
                                                                               -----------       ------------      ------------
     Total expenses before reimbursement/waiver.....................             4,163,785          3,227,814         4,427,107
                                                                               -----------       ------------      ------------
     Less:reimbursement/waiver (Note 4) ............................               (19,254)           (38,298)         (306,295)
                                                                               -----------       ------------      ------------
     Total expenses net of reimbursement/waiver ....................             4,144,531          3,189,516         4,120,812
                                                                               -----------       ------------      ------------
NET INVESTMENT INCOME (LOSS)........................................             8,414,727          4,996,322         4,623,605
                                                                               -----------       ------------      ------------
REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS (NOTES 2 &6):
   Net realized gainon investments sold ............................            28,959,256         24,383,465        71,256,834
   Net realized gain on written options.............................                    --                 --            24,893
   Net realized gain on forward foreign currency
     contracts and foreign currency ................................                    --                 --                --
   Net change in unrealized appreciation on
     investments, foreign currency and forward foreign
     currency contracts ............................................            19,025,147         25,153,634        12,928,084
                                                                               -----------        -----------      ------------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS..............................................            47,984,403         49,537,099        84,209,811
                                                                               -----------        -----------      ------------
NET INCREASE IN NET
   ASSETS RESULTING FROM OPERATIONS ................................           $56,399,130        $54,533,421      $$88,833,416
                                                                               ===========        ===========      ============

                                        See Notes to Financial Statements.

       EQUITY VALUE           EQUITY GROWTH           SMALL CAP            SMALL COMPANY        INTERNATIONAL
           FUND                   FUND                VALUE FUND            EQUITY FUND           EQUITY FUND
      -------------         ---------------          -----------          --------------        -------------
      $  6,057,068          $   11,530,165           $   998,520          $    579,426          $  4,295,589
         1,711,805               3,109,437             1,080,568             1,030,533               777,816
                --                      --                    --                    --              (601,192)
      ------------          --------------           -----------          ------------          ------------
         7,768,873              14,639,602             2,079,088             1,609,959             4,472,213
      ------------          --------------           -----------          ------------          ------------
         2,887,334               6,582,078             1,473,550             2,728,549             2,544,408
           314,236                 716,320               160,350               296,886               222,620
            22,843                  26,178                33,913                29,858               281,126
            64,297                  94,273                48,326                78,185               101,765
            15,884                  38,095                 8,499                19,574                10,129
            16,870                  22,473                26,834                22,406                31,368
           628,674                 931,196               207,374               754,304               359,888
            72,096                 109,940                    --                78,927                    --
           440,920                 558,695               130,739               287,068               102,465
             8,202                  18,312                 4,658                 9,024                 5,263
                --                      --                    --                   457                   586
           164,703                 148,493                43,009               161,777                66,471
            14,600                  37,429                 2,121                92,461                54,730
             3,799                   7,982                 2,555                 6,805                 2,452
             2,092                  20,482                12,387                28,186                39,141
      ------------          --------------           -----------          ------------          ------------
         4,656,550               9,311,946             2,154,315             4,594,467             3,822,412
      ------------          --------------           -----------          ------------          ------------
           (26,924)                (27,033)             (103,101)             (118,118)             (700,371)
      ------------          --------------           -----------          ------------          ------------
         4,629,626               9,284,913             2,051,214             4,476,349             3,122,041
      ------------          --------------           -----------          ------------          ------------
         3,139,247               5,354,689                27,874            (2,866,390)            1,350,172
      ------------          --------------           -----------          ------------          ------------
        77,944,828             152,556,524            38,132,709            51,415,977             7,500,231
                --                      --                    --                    --                    --
                --                      --                    --                    --             1,589,424
        16,520,748              83,141,716            34,941,572            21,261,937            26,058,877
      ------------          --------------           -----------          ------------          ------------
        94,465,576             235,698,240            73,074,281            72,677,914            35,148,532
      ------------          --------------           -----------          ------------          ------------
      $ 97,604,823          $  241,052,929           $73,102,155          $ 69,811,524          $ 36,498,704
      ============          ==============           ===========          ============          ============

                                        See Notes to Financial Statements.

        --------------------
                             STATEMENTS OF CHANGES IN NET ASSETS
        THE GALAXY FUND      OCTOBER 31, 1997

        --------------------

                                                                                        ASSET ALLOCATION FUND
                                                                              ----------------------------------------
                                                                                       YEARS ENDED OCTOBER 31,
                                                                              ----------------------------------------
                                                                                   1997                       1996
                                                                              -------------              -------------
NET ASSETS AT BEGINNING OF THE PERIOD ...............................         $ 244,011,978              $ 153,138,605
                                                                              -------------              -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income ............................................             8,414,727                  4,675,780
   Net realized gain on investments sold and written options ........            28,959,256                  8,828,444
   Net change in unrealized appreciation on investments .............            19,025,147                 17,143,392
                                                                              -------------              -------------
     Net increase in net assets resulting from operations ...........            56,399,130                 30,647,616
                                                                              -------------              -------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income ............................................            (3,460,283)                (2,124,795)
   Net realized gain on investments and written options .............            (4,172,278)                  (805,180)
                                                                              -------------              -------------
     Total Dividends ................................................            (7,632,561)                (2,929,975)
                                                                              -------------              -------------
RETAIL B SHARES:
   Net investment income ............................................              (264,937)                   (15,152)
   Net realized gain on investments and written options .............              (156,296)                        --
                                                                              -------------              -------------
     Total Dividends ................................................              (421,233)                   (15,152)
                                                                              -------------              -------------
   TRUST SHARES:
   Net investment income ............................................            (3,952,828)                (2,323,359)
   Net realized gain on investments and written options .............            (4,447,875)                  (791,001)
                                                                              -------------              -------------
     Total Dividends ................................................            (8,400,703)                (3,114,360)
                                                                              -------------              -------------
     Total Dividends to shareholders ................................           (16,454,497)                (6,059,487)
                                                                              -------------              -------------
NET INCREASE FROM SHARE TRANSACTIONS(1) .............................            95,711,140                 66,285,244
                                                                              -------------              -------------
   Net increase in net assets .......................................           135,655,773                 90,873,373
                                                                              -------------              -------------
NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A) ..................         $ 379,667,751              $ 244,011,978
                                                                              =============              =============
(A) Undistributed net investment income .............................         $   1,372,678              $     622,447
                                                                              =============              =============
----------------------------------------------------------------------------------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net assets - Capital Stock Activity on pages 44-45.

                                        See Notes to Financial Statements.

                    EQUITY INCOME FUND                                            GROWTH AND INCOME FUND
          -----------------------------------------                      ---------------------------------------
                  YEARS ENDED OCTOBER 31,                                         YEARS ENDED OCTOBER 31,
          -----------------------------------------                      ---------------------------------------
              1997                        1996                                1997                       1996
           --------------            --------------                      -------------             -------------
           $  233,045,808            $  169,620,776                     $  269,046,012             $ 240,089,195
           --------------            --------------                     --------------             -------------
                4,996,322                 4,254,491                          4,623,605                 4,970,763
               24,383,465                19,910,652                         71,281,727                25,439,278
               25,153,634                10,612,766                         12,928,084                17,120,059
           --------------            --------------                     --------------             -------------
               54,533,421                34,777,909                         88,833,416                47,530,100
           --------------            --------------                     --------------             -------------
               (2,509,541)               (1,939,416)                        (1,420,690)               (1,026,722)
              (10,947,176)               (3,071,779)                        (6,955,593)               (3,122,453)
           --------------            --------------                     --------------             -------------
              (13,456,717)               (5,011,195)                        (8,376,283)               (4,149,175)
           --------------            --------------                     --------------             -------------
                      N/A                       N/A                            (84,981)                  (12,819)
                      N/A                       N/A                           (514,691)                       --
           --------------            --------------                     --------------             -------------
                      N/A                       N/A                           (599,672)                  (12,819)
           --------------            --------------                     --------------             -------------
               (2,407,552)               (2,274,333)                        (3,399,485)               (3,688,324)
               (8,963,175)               (3,159,136)                       (15,545,258)              (10,955,643)
           --------------            --------------                     --------------             -------------
              (11,370,727)               (5,433,469)                       (18,944,743)              (14,643,967)
           --------------            --------------                     --------------             -------------
              (24,827,444)              (10,444,664)                       (27,920,698)              (18,805,961)
           --------------            --------------                     --------------             -------------
               26,028,714                39,091,787                         93,756,674                   232,678
           --------------            --------------                     --------------             -------------
               55,734,691                63,425,032                        154,669,392                28,956,817
           --------------            --------------                     --------------             -------------
           $  288,780,499            $  233,045,808                      $ 423,715,404             $ 269,046,012
           ==============            ==============                     ==============             =============
           $      505,696            $      425,338                      $     325,489             $     607,040
           ==============            ==============                     ==============             =============

        --------------------
                             STATEMENTS OF CHANGES IN NET ASSETS
        THE GALAXY FUND      OCTOBER 31, 1997

        --------------------

                                                                                              EQUITY VALUE FUND
                                                                             --------------------------------------------
                                                                                           YEARS ENDED OCTOBER 31,
                                                                             --------------------------------------------
                                                                                       1997                      1996
                                                                                  -------------             -------------
 NET ASSETS AT BEGINNING OF THE PERIOD .................................          $ 328,740,298             $ 261,884,877
                                                                                  -------------             -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income ................................................              3,139,247                 3,736,661
  Net realized gain on investments sold ................................             77,944,828                38,931,940
  Net change in unrealized appreciation on investments .................             16,520,748                15,119,614
                                                                                  -------------             -------------
     Net increase in net assets resulting from operations ..............             97,604,823                57,788,215
                                                                                  -------------             -------------
DIVIDENDS TO SHAREHOLDERS FROM:
  RETAIL A SHARES:
  Net investment income ................................................             (1,106,478)               (1,097,197)
  Dividends in excess of net investment income .........................                     --                        --
  Net realized gain on investments .....................................            (15,644,273)               (7,667,373)
                                                                                  -------------             -------------
     Total Dividends ...................................................            (16,750,751)               (8,764,570)
                                                                                  -------------             -------------
  RETAIL B SHARES:
  Net investment income ................................................                 (4,176)                   (1,799)
  Net realized gain on investments .....................................               (266,616)                        --
                                                                                  -------------             -------------
     Total Dividends ...................................................               (270,792)                   (1,799)
                                                                                  -------------             -------------
  TRUST SHARES:
  Net investment income ................................................             (2,305,587)               (2,569,302)
  Dividends in excess of net investment income .........................                      --                         --
  Net realized gain on investments .....................................            (23,060,210)              (12,767,986)
                                                                                  -------------             -------------
     Total Dividends ...................................................            (25,365,797)              (15,337,288)
                                                                                  -------------             -------------
     Total Dividends to shareholders ...................................            (42,387,340)              (24,103,657)
                                                                                  -------------             -------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) .....................             55,173,541                33,170,863
                                                                                  -------------             -------------
  Net increase in net assets ...........................................            110,391,024                66,855,421
                                                                                  -------------             -------------
NET  ASSETS AT END OF THE PERIOD (INCLUDING LINE A) ....................          $ 439,131,322             $ 328,740,298
                                                                                  =============             =============
(A) Undistributed net investment income ................................          $      11,330             $     288,324
                                                                                  =============             =============

-------------------------------------------------------------------------------------------------------------------------

(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on
    pages 45-46.

                                        See Notes to Financial Statements.

                     EQUITY  GROWTH FUND                                           SMALL CAP VALUE FUND
           ----------------------------------------                     ----------------------------------------
                  YEARS ENDED OCTOBER 31,                                          YEARS ENDED OCTOBER 31,
           ----------------------------------------                     ----------------------------------------
                1997                       1996                               1997                       1996
           --------------            --------------                     --------------             -------------
           $  727,214,473            $  518,927,133                     $  171,743,742             $ 148,910,020
           -------------             --------------                     --------------             -------------
                5,354,689                 5,258,877                             27,874                   631,542
              152,556,524                48,132,075                         38,132,709                25,576,246
               83,141,716                69,078,894                         34,941,572                 9,455,938
           --------------            --------------                     --------------             -------------
              241,052,929               122,469,846                         73,102,155                35,663,726
           --------------            --------------                     --------------             -------------
                 (576,083)                 (745,079)                                --                   (48,278)
                       --                        --                                 --                    (8,276)
              (10,203,437)               (1,757,610)                        (4,993,083)               (1,894,554)
           --------------            --------------                     --------------             -------------
              (10,779,520)               (2,502,689)                        (4,993,083)               (1,951,108)
           --------------            --------------                     --------------             -------------
                       --                        --                                N/A                       N/A
                (297,157)                        --                                N/A                       N/A
           --------------            --------------                     --------------             -------------
                (297,157)                        --                                N/A                       N/A
           --------------            --------------                     --------------             -------------
              (4,700,379)                (4,784,442)                                --                  (564,833)
                      --                         --                                 --                   (96,746)
             (35,183,098)                (7,280,310)                       (20,583,646)               (8,656,766)
           --------------            --------------                     --------------             -------------
             (39,883,477)               (12,064,752)                       (20,583,646)               (9,318,345)
           --------------            --------------                     --------------             -------------
             (50,960,154)               (14,567,441)                       (25,576,729)              (11,269,453)
           --------------            --------------                     --------------             -------------
              74,922,461                100,384,935                         33,646,304                (1,560,551)
           --------------            --------------                     --------------             -------------
             265,015,236                208,287,340                         81,171,730                22,833,722
           --------------            --------------                     --------------             -------------
           $ 992,229,709             $  727,214,473                     $  252,915,472             $ 171,743,742
           ==============            ==============                     ==============             =============
           $     473,268             $      395,041                     $      374,156             $          --
           ==============            ==============                     ==============             =============

        --------------------
                             STATEMENTS OF CHANGES IN NET ASSETS
        THE GALAXY FUND      OCTOBER 31, 1997

        --------------------

                                                                                       SMALL COMPANY EQUITY FUND
                                                                                 ----------------------------------------
                                                                                         YEARS ENDED OCTOBER 31,
                                                                                 ----------------------------------------
                                                                                       1997                      1996
                                                                                 --------------             -------------
 NET ASSETS AT BEGINNING OF THE PERIOD .....................................     $  289,749,249             $ 140,499,013
                                                                                 --------------            --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income gain (loss) ........................................         (2,866,390)               (1,593,544)
  Net realized gain on investments sold ....................................         51,415,977                36,017,542
  Net realized gain on forward foreign currency
     contracts and foreign currency ........................................                 --                        --
  Net change in unrealized appreciation on investments,
     foreign currency and forward foreign currency contracts ...............         21,261,937                 5,841,537
                                                                                 --------------            --------------
     Net increase in net assets resulting from operations ..................         69,811,524                40,265,535
                                                                                 --------------            --------------
DIVIDENDS TO SHAREHOLDERS FROM:
  RETAIL A SHARES:
  Net investment income ....................................................                 --                        --
  Net realized gain on investments and forward foreign currency ............        (13,205,190)                 (513,596)
                                                                                 --------------            --------------
     Total Dividends .......................................................        (13,205,190)                 (513,596)
                                                                                 --------------            --------------
  RETAIL B SHARES:
  Net realized gain on investments and forward foreign currency ............           (511,664)                       --
                                                                                 --------------            --------------
     Total Dividends .......................................................           (511,664)                       --
                                                                                 --------------            --------------
  TRUST SHARES:
  Net investment income ....................................................                 --                        --
  Net realized gain on investments and forward foreign currency ............        (21,205,020)               (1,014,801)
                                                                                 --------------            --------------
     Total Dividends .......................................................        (21,205,020)               (1,014,801)
                                                                                 --------------            --------------
     Total Dividends to shareholders .......................................        (34,921,874)               (1,528,397)
                                                                                 --------------            --------------
NET INCREASE FROM SHARE TRANSACTIONS(1) ....................................        136,438,508               110,513,098
                                                                                 --------------            --------------
  Net increase in net assets ...............................................        171,328,158               149,250,236
                                                                                 --------------            --------------
NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A) .........................     $  461,077,407             $ 289,749,249
                                                                                 ==============            ==============
(A) Undistributed net investment income ....................................     $           --             $          --
                                                                                ===============            ==============
----------------------------------------------------------------------------------------------

(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on page 47.

                                        See Notes to Financial Statements.

                  INTERNATIONAL EQUITY FUND
           ----------------------------------------
                 YEARS ENDED OCTOBER 31,
           ----------------------------------------
                1997                      1996
           --------------            --------------
           $  207,704,676            $  119,717,837
           --------------            --------------
                1,350,172                 2,133,246
                7,500,231                10,933,936
                1,589,424                   477,968
               26,058,877                 1,358,635
           --------------            --------------
               36,498,704                14,903,785
           --------------            --------------
                 (451,614)                 (271,437)
               (1,728,957)                 (538,170)
           --------------            --------------
               (2,180,571)                 (809,607)
           --------------            --------------
                      N/A                       N/A
           --------------            --------------
                      N/A                       N/A
           --------------            --------------
               (2,613,586)               (1,437,075)
               (8,813,614)               (1,766,390)
           --------------            --------------
              (11,427,200)               (3,203,465)
           --------------            --------------
              (13,607,771)               (4,013,072)
           --------------            --------------
               91,119,907                77,096,126
           --------------            --------------
              114,010,840                87,986,839
           --------------            --------------
           $  321,715,516            $  207,704,676
           ==============            ==============
           $    2,371,603            $    2,497,207
           ==============            ==============

        --------------------
                             STATEMENTS OF CHANGES IN NET ASSETS -
        THE GALAXY FUND      CAPITAL STOCK ACTIVITY

        --------------------

                                           ASSET ALLOCATION FUND                                EQUITY INCOME FUND
                               -----------------------------------------            -----------------------------------------
                                         YEARS ENDED OCTOBER 31,                             YEARS ENDED OCTOBER 31,
                               -----------------------------------------            -----------------------------------------
                                      1997                       1996                      1997                      1996
                                 --------------            --------------            --------------            --------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold ......................  $   57,713,278             $  41,468,535             $   35,539,246             $   43,450,662
   Issued to shareholders in
     reinvestment of dividends       7,455,587                 2,837,001                 12,956,963                  4,801,918
   Repurchased ...............     (22,927,516)              (15,903,019)               (23,174,748)               (15,665,697)
                                 --------------            --------------            --------------            --------------
   Net increase in
     shares outstanding ......  $   42,241,349             $  28,402,517             $   25,321,461             $   32,586,883
                                ==============             =============             ==============             =============
Retail B Shares:
   Sold ......................  $   26,811,230             $   3,509,640                        N/A                        N/A
   Issued to shareholders in
     reinvestment of dividends         406,160                    14,490                        N/A                        N/A
   Repurchased ...............      (2,154,383)                 (121,309)                       N/A                        N/A
                                --------------             -------------             --------------             -------------
   Net increase in
     shares outstanding ......  $   25,063,007             $   3,402,821                        N/A                        N/A
                                ==============             =============             ==============             ==============
Trust Shares:
   Sold ......................  $   61,687,598             $  67,329,259             $   15,795,464             $   15,153,962
   Issued to shareholders in
     reinvestment of dividends       7,057,551                 2,461,350                  6,452,967                  2,551,413
   Repurchased ...............     (40,338,365)              (35,310,703)               (21,541,178)               (11,200,471)
                                --------------             -------------             --------------             --------------
   Net increase in
     shares outstanding ......  $   28,406,784             $  34,479,906             $      707,253             $    6,504,904
                                ==============             =============             ==============             ==============
SHARE ACTIVITY
Retail A Shares:
   Sold ......................       3,704,322                 3,042,746                  2,004,408                  2,714,966
   Issued to shareholders in
     reinvestment of dividends         503,522                   210,404                    792,968                    308,813
   Repurchased ...............      (1,486,276)               (1,161,408)                (1,309,795)                  (976,982)
                                --------------             -------------             --------------             --------------
   Net increase in
     shares outstanding ......       2,721,568                 2,091,742                  1,487,581                  2,046,797
                                ==============             =============             ==============             ==============
Retail B Shares:
   Sold                              1,735,659                   252,898                        N/A                        N/A
   Issued to shareholders in
     reinvestment of dividends          26,813                     1,036                        N/A                        N/A
   Repurchased ...............        (140,353)                   (8,762)                       N/A                        N/A
                                --------------             -------------             --------------             --------------
   Net increase in
     shares outstanding ......       1,622,119                   245,172                        N/A                        N/A
                                ==============             =============             ==============             ==============
Trust Shares:
   Sold ......................       4,054,008                 4,908,780                    894,132                    942,247
   Issued to shareholders in
     reinvestment of dividends         476,312                   182,572                    399,074                    166,080
   Repurchased ...............      (2,608,229)               (2,565,189)                (1,217,787)                  (696,629)
                                --------------             -------------             --------------             --------------
   Net increase in
     shares outstanding ......       1,922,091                 2,526,163                     75,419                    411,698
                                 ==============            =============             ==============             ==============

                                        See Notes to Financial Statements.

        --------------------
                             STATEMENTS OF CHANGES IN NET ASSETS -
        THE GALAXY FUND      CAPITAL STOCK ACTIVITY (CONTINUED)

        --------------------

                                          GROWTH AND INCOME FUND                                  EQUITY VALUE FUND
                                ----------------------------------------             ----------------------------------------
                                         YEARS ENDED OCTOBER 31,                              YEARS ENDED OCTOBER 31,
                                ----------------------------------------             ----------------------------------------
                                      1997                       1996                       1997                     1996
                                --------------             --------------            --------------             --------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold ......................  $   54,774,958             $   26,575,675            $   34,972,818             $   30,226,307
   Issued to shareholders in
     reinvestment of dividends       8,237,158                  4,114,650                16,568,831                  8,656,906
   Repurchased ...............     (17,102,549)               (11,113,016)              (23,738,345)               (16,887,461)
                                --------------             --------------            --------------             --------------
   Net increase in
     shares outstanding ......  $   45,909,567             $   19,577,309            $   27,803,304             $   21,995,752
                                ==============             ==============            ==============            ==============
Retail B Shares:
   Sold ......................  $   28,282,666             $    4,475,967            $   11,894,526             $    1,841,623
   Issued to shareholders in
     reinvestment of dividends         589,505                     12,313                   267,372                      1,761
   Repurchased ...............      (1,499,015)                   (63,831)                 (609,174)                   (32,058)
                                --------------             --------------            --------------             --------------
   Net increase in
     shares outstanding ......  $   27,373,156             $    4,424,449            $   11,552,724             $   1,811,326
                                ==============             ==============            ==============             =============
Trust Shares:
   Sold ......................  $   88,184,425             $   45,240,851            $   66,639,995             $   46,072,552
   Issued to shareholders in
     reinvestment of dividends      17,190,899                 11,235,662                19,386,069                 12,028,475
   Repurchased ...............     (84,901,373)               (80,245,593)              (70,208,551)              (48,737,242)
                                --------------             --------------            --------------             --------------
   Net increase (decrease) in
     shares outstanding ......  $   20,473,951             $  (23,769,080)            $  15,817,513             $    9,363,785
                                ==============             ==============            ==============             =============
SHARE ACTIVITY
Retail A Shares:
   Sold ......................       3,629,393                  2,022,637                 2,092,664                  2,045,357
   Issued to shareholders in
     reinvestment of dividends         605,724                    333,718                 1,097,361                    624,668
   Repurchased ...............      (1,143,729)                  (849,811)               (1,432,364)                (1,139,827)
                                --------------             --------------            --------------             --------------
   Net increase in
     shares outstanding ......       3,091,388                  1,506,544                 1,757,661                  1,530,198
                                ==============             ==============            ==============             ==============
Retail B Shares:
   Sold ......................       1,890,792                    334,965                   717,960                    121,818
   Issued to shareholders in
     reinvestment of dividends          43,421                        913                    17,751                        114
   Repurchased ...............         (97,779)                    (4,524)                  (35,314)                    (2,156)
                                --------------             --------------            --------------             --------------
   Net increase in
     shares outstanding ......       1,836,434                    331,354                   700,397                    119,776
                                ==============             ==============            ==============             ==============
Trust Shares:
   Sold ......................       6,029,540                  3,456,356                 4,120,116                  3,112,141
   Issued to shareholders in
     reinvestment of dividends       1,268,797                    924,527                 1,282,399                    866,812
   Repurchased ...............      (5,677,998)                (6,147,255)               (4,347,383)               (3,306,476)
                                --------------             --------------            --------------             --------------
   Net increase (decrease) in
     shares outstanding ......       1,620,339                 (1,766,372)                1,055,132                   672,477
                                ==============             ==============            ==============             ==============

                       See Notes to Financial Statements.

        --------------------
                             STATEMENTS OF CHANGES IN NET ASSETS -
        THE GALAXY FUND      CAPITAL STOCK ACTIVITY (CONTINUED)

        --------------------

                                           EQUITY GROWTH FUND                                 SMALL CAP VALUE FUND
                                 ---------------------------------------             ----------------------------------------
                                         YEARS ENDED OCTOBER 31,                             YEARS ENDED OCTOBER 31,
                                 ---------------------------------------             ----------------------------------------
                                      1997                      1996                      1997                      1996
                                 -------------             -------------             --------------             -------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold ......................   $  40,088,595             $  47,189,209              $  31,357,694             $    5,161,336
   Issued in connection with
     acquisition (Note 8) ....              --                10,225,316                         --                         --
   Issued to shareholders in
     reinvestment of dividends      10,643,227                 2,454,356                  4,980,153                  1,944,464
   Repurchased ...............     (26,731,145)              (20,716,176)               (18,434,665)                (5,148,767)
                                 -------------             -------------              -------------             --------------
   Net increase in
     shares outstanding ......   $  24,000,677             $  39,152,705              $  17,903,182             $    1,957,033
                                 =============             =============              =============             ==============
Retail B Shares:
   Sold ......................   $  14,432,259             $   3,960,553                        N/A                        N/A
   Issued to shareholders in
     reinvestment of dividends         296,380                        --                        N/A                        N/A
   Repurchased ...............      (1,016,169)                 (173,837)                       N/A                        N/A
                                 -------------             -------------              -------------             --------------
   Net increase in
     shares outstanding ......   $  13,712,470             $   3,786,716                        N/A                       N/A
                                 =============             =============              =============             ==============
Trust Shares:
   Sold ......................   $ 164,574,450             $ 131,387,247              $  59,290,339             $   28,375,657
   Issued in connection with
     acquisition (Note 8) ....              --                19,288,050                         --                        --
   Issued to shareholders in
     reinvestment of dividends      27,032,380                 7,869,807                 20,272,927                  8,667,254
   Repurchased ...............    (154,397,516)             (101,099,590)               (63,820,144)               (40,560,495)
                                 -------------             -------------              -------------             --------------
   Net increase (decrease) in
     shares outstanding ......   $  37,209,314             $  57,445,514              $  15,743,122             $  (3,517,584)
                                 =============             =============              =============             =============
SHARE ACTIVITY
Retail A Shares:
   Sold ......................       1,782,044                 2,555,583                  1,881,873                   380,571
   Issued in connection with
     acquisition (Note 8) ....                                   578,307                         --                        --
   Issued to shareholders in
     reinvestment of dividends         523,825                   136,463                    368,084                    157,870
   Repurchased ...............      (1,197,990)               (1,097,610)                (1,101,834)                  (379,218)
                                 -------------             -------------              -------------             --------------
   Net increase in
     shares outstanding ......       1,107,879                 2,172,743                  1,148,123                   159,223
                                 =============             =============              =============             =============
Retail B Shares:
   Sold ......................         649,862                   206,085                        N/A                        N/A
   Issued to shareholders in
     reinvestment of dividends          14 753                        --                        N/A                        N/A
   Repurchased ...............         (44,450)                   (8,900)                       N/A                        N/A
                                 -------------             -------------              -------------             --------------
   Net increase in
     shares outstanding ......         620,165                   197,185                        N/A                        N/A
                                 =============             =============              =============             ==============
Trust Shares:
   Sold ......................       7,599,518                 7,179,412                  3,798,315                 2,090,020
   Issued in connection with
     acquisition (Note 8) ....              --                 1,090,562                         --                        --
   Issued to shareholders in
     reinvestment of dividends       1,322,142                   436,189                  1,496,157                    705,170
   Repurchased ...............      (6,885,796)               (5,400,445)                (4,295,147)               (3,036,094)
                                 -------------             -------------              -------------             --------------
   Net increase (decrease) in
     shares outstanding ......       2,035,864                 3,305,718                    999,325                  (240,904)
                                 =============             =============              =============             ==============

                                        See Notes to Financial Statements.

        --------------------
                             STATEMENTS OF CHANGES IN NET ASSETS -
        THE GALAXY FUND      CAPITAL STOCK ACTIVITY (CONTINUED)

        --------------------

                                        SMALL COMPANY EQUITY  FUND                          INTERNATIONAL  EQUITY  FUND
                                -----------------------------------------            ----------------------------------------
                                         YEARS ENDED OCTOBER 31,                             YEARS ENDED OCTOBER 31,
                                -----------------------------------------            ----------------------------------------
                                       1997                      1996                       1997                     1996
                                ---------------           ---------------            --------------            --------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold ......................   $ 375,986,702             $ 397,053,745              $  82,857,874             $  13,188,755
   Issued to shareholders in
     reinvestment of dividends      12,695,841                   502,766                  2,141,590                    774,929
   Repurchased ...............    (372,674,895)             (346,365,223)               (67,026,314)               (11,262,073)
                                 -------------             -------------              -------------             --------------
   Net increase in
     shares outstanding ......   $  16,007,648             $  51,191,288              $  17,973,150             $    2,701,611
                                 =============             =============              =============             ==============
Retail B Shares:
   Sold ......................   $  10,578,874             $   3,690,344                        N/A                        N/A
   Issued to shareholders in
     reinvestment of dividends         507,890                        --                        N/A                        N/A
   Repurchased ...............      (1,427,627)                  (92,260)                       N/A                        N/A
                                 -------------             -------------              -------------             --------------
   Net increase in
     shares outstanding ......   $   9,659,137             $   3,598,084                        N/A                        N/A
                                 =============             =============              =============             ==============
Trust Shares:
   Sold ......................   $ 286,798,732             $ 140,211,402              $ 185,357,231             $  114,166,862
   Issued to shareholders in
     reinvestment of dividends      14,295,814                   652,265                  6,098,028                  1,580,379
   Repurchased ...............    (190,322,823)              (85,139,941)              (118,308,502)               (41,352,726)
                                 -------------             -------------              -------------             --------------
   Net increase in
     shares outstanding ......   $ 110,771,723             $  55,723,726              $  73,146,757             $   74,394,515
                                 =============             =============              =============             ==============
SHARE ACTIVITY
Retail A Shares:
   Sold ......................      19,924,624                21,317,981                  5,189,678                    957,795
   Issued to shareholders in
     reinvestment of dividends         724,649                    30,882                    159,107                     58,885
   Repurchased ...............     (19,741,525)              (18,586,441)                (4,142,407)                  (825,685)
                                 -------------             -------------              -------------             --------------
   Net increase in
     shares outstanding ......         907,748                 2,762,422                  1,206,378                    190,995
                                 =============             =============              =============             =============
Retail B Shares:
   Sold                                572,164                   187,682                        N/A                        N/A
   Issued to shareholders in
     reinvestment of dividends          29,089                        --                        N/A                        N/A
   Repurchased ...............         (74,427)                   (3,934)                       N/A                        N/A
                                 -------------             -------------              -------------             -------------
   Net increase in
     shares outstanding ......         526,826                   183,748                        N/A                        N/A
                                 =============             =============              =============             =============
Trust Shares:
   Sold ......................      15,273,312                 7,215,898                 12,280,035                  8,260,799
   Issued to shareholders in
     reinvestment of dividends         804,039                    39,743                    450,372                    120,090
   Repurchased ...............     (10,166,105)               (4,383,755)                (7,749,015)                (2,973,379)
                                 -------------             -------------              -------------             -------------
   Net increase in
     shares outstanding ......       5,911,246                 2,871,886                  4,981,392                  5,407,510
                                 =============             =============              =============             =============

                                        See Notes to Financial Statements.

        --------------------
                             ASSET ALLOCATION FUND
        THE GALAXY FUND      FINANCIAL HIGHLIGHTS
                             FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
        --------------------

RETAIL A SHARES
                                                                               YEARS ENDED OCTOBER 31,
                                                           -------------------------------------------------------------
                                                              1997          1996         1995        1994        1993(1)
                                                             ------        ------       ------      ------      --------
Net Asset Value, Beginning of Period .................     $   14.52     $   12.82    $   10.67    $   11.15    $  10.16
                                                           ---------     ---------    ---------    ---------    --------
Income from Investment Operations:
   Net investment income (C)..........................          0.40          0.30         0.30         0.27         0.25
   Net realized and unrealized gain (loss)
     on investments ..................................          2.43          1.83         2.16        (0.49)        0.99
                                                           ---------     ---------    ---------    ---------    --------
     Total from Investment Operations: ...............          2.83          2.13         2.46        (0.22)        1.24
                                                           ---------     ---------    ---------    ---------    --------
Less Dividends:
   Dividends from net investment income ..............         (0.38)        (0.30)       (0.31)       (0.26)       (0.25)
   Dividends from net realized capital gains .........         (0.51)        (0.13)          --           --           --
                                                           ---------     ---------    ---------    ---------    --------
     Total Dividends: ................................         (0.89)        (0.43)       (0.31)       (0.26)       (0.25)
                                                           ---------     ---------    ---------    ---------    --------
Net increase (decrease) in net asset value ...........          1.94          1.70         2.15        (0.48)        0.99
                                                           ---------     ---------    ---------    ---------    --------
Net Asset Value, End of Period .......................     $   16.46     $   14.52    $   12.82    $   10.67    $   11.15
                                                           =========     =========    =========    =========    =========
Total Return (B)......................................         20.23%        16.92%       23.42%      (2.02)%       12.37%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ....................     $ 177,239     $ 116,852    $  76,368    $  73,574    $  92,348
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.............................          2.66%         2.29%        2.52%        2.66%        2.59%
   Operating expenses including reimbursement/waiver..          1.37%         1.42%        1.48%        1.21%        1.14%
   Operating expenses excluding reimbursement/waiver..          1.37%         1.42%        1.50%        1.22%        1.25%
Portfolio Turnover Rate ..............................            58%           48%          41%          23%           7%
Average Commission Rate Paid (A)......................     $  0.0609     $  0.0635          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------
  * Annualized
 ** Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares.
(2) The Fund began issuing Retail B Shares on March 4, 1996.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for
    Retail A Shares for the years ended October 31, 1997, 1996, 1995, 1994, and 1993(1) were $0.40, $0.30, $0.30, $0.27, and
    $0.24, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
    Administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995, 1994, and 1993(1) were $0.43, $0.33,
    $0.32, $0.28, and $0.24, respectively. Net investment income per share before reimbursement/waiver of fees by the
    Investment Advisor and/or Administrator for Retail B Shares for the year ended October 31, 1997 and for the period ended
    October 31, 1996 were $0.28 and $0.12, respectively.

                                        See Notes to Financial Statements.

 TRUST SHARES                                                    RETAIL B SHARES

                   YEARS ENDED OCTOBER 31,
    ----------------------------------------------------------      YEAR ENDED        PERIOD ENDED
        1997          1996       1995       1994       1993(1)   OCTOBER 31,1997    OCTOBER 31,1996(2)
       ------        ------     ------     ------     --------   ---------------    ------------------
     $  14.53       $  12.83    $ 10.68   $  11.15     $ 10.16       $ 14.51             $ 13.59
     --------       --------    -------   --------     -------       -------             -------

         0.43           0.33       0.32       0.28        0.25          0.29                0.13
         2.42           1.83       2.16      (0.49)       0.99          2.42                0.91
     --------       --------    -------   --------     -------       -------             -------
         2.85           2.16       2.48      (0.21)       1.24          2.71                1.04
     --------       --------    -------   --------     -------       -------             -------


        (0.40)         (0.33)     (0.33)     (0.26)      (0.25)        (0.28)              (0.12)
        (0.51)         (0.13)        --         --          --         (0.51)                 --
     --------       --------    -------   --------     -------       -------             -------
        (0.91)         (0.46)     (0.33)     (0.26)      (0.25)        (0.79)              (0.12)
     --------       --------    -------   --------     -------       -------             -------
         1.94           1.70       2.15      (0.47)       0.99          1.92                0.92
     --------       --------    -------   --------     -------       -------             -------
     $  16.47       $  14.53    $ 12.83   $  10.68     $ 11.15       $ 16.43             $ 14.51
     ========       ========    =======   ========     =======       =======             =======

        20.42%         17.19%     23.68%     (1.93)%     12.37%        19.34%               7.71%**

     $171,741       $123,603    $76,771   $ 65,464     $92,348       $30,688             $ 3,557

         2.82%          2.52%      2.74%      2.70%       2.59%         1.95%               1.73%*
         1.21%          1.19%      1.26%      1.18%       1.14%         2.10%               1.95%*
         1.22%          1.21%      1.30%      1.18%       1.25%         2.19%               2.15%*
           58%            48%        41%        23%          7%           58%                 48%
     $ 0.0609       $ 0.0635        N/A        N/A         N/A       $0.0609             $0.0635

        --------------------
                             EQUITY INCOME FUND
        THE GALAXY FUND      FINANCIAL HIGHLIGHTS
                             FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
        --------------------

RETAIL A SHARES

                                                                               YEARS ENDED OCTOBER 31,
                                                             ------------------------------------------------------------
                                                              1997          1996         1995        1994        1993(1)
                                                              ----          ----         ----        ----        -------
Net Asset Value, Beginning of Period ..................    $   16.91     $   14.98    $   12.74    $   12.85    $   11.86
                                                           ---------     ---------    ---------    ---------    ---------
Income from Investment Operations:
   Net investment income (C)...........................         0.30          0.30         0.28         0.30         0.30
   Net realized and unrealized gain
     on investments ...................................         3.35          2.47         2.47         0.07         1.09
                                                           ---------     ---------    ---------    ---------    ---------
       Total from Investment Operations: ..............         3.65          2.77         2.75         0.37         1.39
                                                           ---------     ---------    ---------    ---------    ---------
Less Dividends:
   Dividends from net investment income ...............        (0.30)        (0.30)       (0.30)       (0.29)       (0.28)
   Dividends from net realized capital gains ..........        (1.44)        (0.54)       (0.21)       (0.19)       (0.11)
                                                           ---------     ---------    ---------    ---------    ---------
       Total Dividends:................................        (1.74)        (0.84)       (0.51)       (0.48)       (0.39)
                                                           ---------     ---------    ---------    ---------    ---------
Net increase (decrease) in net asset value ............         1.91          1.93         2.24        (0.11)        1.00
                                                           ---------     ---------    ---------    ---------    ---------
Net Asset Value, End of Period ........................    $   18.82     $   16.91    $   14.98    $   12.74    $  12.85
                                                           =========     =========    =========    =========    ========
Total Return (B).......................................        23.28%        19.01%       22.23%        2.94%       11.85%

Ratios/Supplemental Data:

Net Assets, End of Period (000's) .....................    $ 169,276     $ 126,952    $  81,802    $  63,532    $ 123,970
Ratios to average net assets:
   Net investment income
     including reimbursement/waiver....................         1.70%         1.86%        2.08%        2.45%        2.34%
   Operating expenses including reimbursement/waiver...         1.39%         1.40%        1.49%        1.11%        1.16%
   Operating expenses excluding reimbursement/waiver...         1.41%         1.40%        1.51%        1.12%        1.22%
Portfolio Turnover Rate ...............................           37%           45%          21%          31%          27%
Average Commission Rate Paid (A).......................    $  0.0598     $  0.0620          N/A          N/A          N/A

--------------------------------------------------------------------------------------------------------------------------

(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include the effect of any sales charge for Retail A Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for
    Retail A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993(1) were $0.30, $0.30, $0.28, $0.30 and
    $0.29, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
    Administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993(1) were $0.38, $0.37,
    $0.36, $0.31 and $0.29, respectively.

                                        See Notes to Financial Statements.

 TRUST SHARES

                          YEARS ENDED OCTOBER 31,
     -----------------------------------------------------------------
       1997          1996          1995          1994          1993(1)
      ------        ------        ------        ------        --------

    $  16.93       $  14.99      $ 12.75       $  12.85       $  11.85
    --------       --------      -------       --------       --------
        0.38           0.37         0.36           0.31           0.30

        3.35           2.48         2.45           0.07           1.09
    --------       --------      -------       --------       --------
        3.73           2.85         2.81           0.38           1.39
    --------       --------      -------       --------       --------
       (0.38)         (0.37)       (0.36)         (0.29)         (0.28)
       (1.44)         (0.54)       (0.21)         (0.19)         (0.11)
    --------       --------      -------       --------       --------
       (1.82)         (0.91)       (0.57)         (0.48)         (0.39)
    --------       --------      -------       --------       --------
        1.91           1.94         2.24          (0.10)          1.00
    --------       --------      -------       --------       --------
    $  18.84       $  16.93      $ 14.99       $  12.75       $  12.85
    ========       ========      =======       ========       ========

       23.80%         19.65%       22.81%          3.02%         11.85%


    $119,505       $106,094      $87,819       $ 78,880       $123,970


        2.14%          2.32%        2.60%          2.49%          2.34%
        0.95%          0.94%        0.98%          1.07%          1.16%
        0.97%          0.94%        1.00%          1.07%          1.22%
          37%            45%          21%            31%            27%
    $ 0.0598        $0.0620          N/A            N/A            N/A

        --------------------
                             GROWTH AND INCOME FUND
        THE GALAXY FUND      FINANCIAL HIGHLIGHTS
                             FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
        --------------------
RETAIL A SHARES

                                                                               YEARS ENDED OCTOBER 31,
                                                             ------------------------------------------------------------
                                                              1997          1996(3)      1995        1994        1993(1)
                                                              ----          ----         ----        ----        -------
Net Asset Value, Beginning of Period ..................    $   13.78     $   12.35    $   11.15    $   10.69    $   10.23
                                                           ---------     ---------    ---------    ---------    ---------
Income from Investment Operations:
   Net investment income (C & D).......................         0.18          0.21         0.24         0.22         0.15
   Net realized and unrealized gain on investments.....         3.67          2.16         1.70         0.72         0.48
                                                           ---------     ---------    ---------    ---------    ---------
     Total from Investment Operations:.................         3.85          2.37         1.94         0.94         0.63
                                                           ---------     ---------    ---------    ---------    ---------
Less Dividends:
   Dividends from net investment income................        (0.20)        (0.21)       (0.25)       (0.20)       (0.17)
   Dividends from net realized capital gains...........        (1.19)        (0.73)       (0.49)       (0.28)          --
                                                           ---------     ---------    ---------    ---------    ---------
     Total Dividends:..................................        (1.39)        (0.94)       (0.74)       (0.48)       (0.17)
                                                           ---------     ---------    ---------    ---------    ---------
Net increase in net asset value........................         2.46          1.43         1.20         0.46         0.46
                                                           ---------     ---------    ---------    ---------    ---------
Net Asset Value, End of Period.........................    $   16.24     $   13.78    $   12.35    $   11.15    $   10.69
                                                           =========     =========    =========    =========    =========
Total Return (B).......................................        30.10%        20.25%       18.52%       9.12%         6.20%**

Ratios/Supplemental Data:

Net Assets, End of Period (000's)......................     $141,884     $  77,776    $  51,078    $  22,244    $  16,280
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver..............................         1.18%         1.65%        2.10%        2.06%        1.77%*
   Operating expenses including reimbursement/waiver...         1.27%         1.34%        1.32%        1.29%        1.25%*
   Operating expenses excluding reimbursement/waiver...         1.45%         1.45%        1.77%        1.74%        1.78%*
Portfolio Turnover Rate................................           93%           59%          51%          73%          38%**
Average Commission Rate Paid (A).........................  $  0.0618     $  0.0654          N/A          N/A          N/A

----------------------------------------------------------------------------------------------------------------------------
 *  Annualized
 ** Not Annualized
(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The
    Shawmut Funds.
(2) The Predecessor Fund began offering Investment Shares on February 12, 1993.
(3) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the
    Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor
    Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy
    Growth and Income Fund. (See Note 8).
(4) The Fund began issuing Retail B Shares on March 4, 1996. (5) Unaudited.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for
    Retail A Shares for the years ended October 31, 1997, 1996, 1995(5), 1994(5) and for the period ended October 31,
    1993(2)(5) were $0.18, $0.19, $0.22, $0.18, and $0.18, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October
    31, 1997, 1996, 1995(5), 1994(5) and for the period ended October 31,1993(2)(5) were $0.21, $0.27, $0.25, $0.22, and
    $0.15, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
    Administrator for Retail B Shares for the year ended October 31, 1997 and for the period ended October 31, 1996 were
    $0.08 and $0.05, respectively.
(D) Net investment income per share does not reflect the tax reclassifications arising in the current period.

                                        See Notes to Financial Statements.

TRUST SHARES
                   YEARS ENDED OCTOBER 31,                       RETAIL B SHARES
    -----------------------------------------------------           YEAR ENDED        PERIOD ENDED
        1997        1996(3)      1995       1994      1993(1(2)  OCTOBER 31,1997    OCTOBER 31,1996(2)
       ------        ------     ------     ------     --------   ---------------    ------------------
     $  13.80       $  12.35   $  11.15   $  10.69    $  10.00       $ 13.77             $ 12.97
     --------       --------   --------   --------    --------       -------             -------
         0.22           0.27       0.28       0.25        0.18          0.10                0.07
         3.68           2.16       1.69       0.72        0.69          3.65                0.81
     --------       --------   --------   --------    --------       -------             -------
         3.90           2.43       1.97       0.97        0.87          3.75                0.88
     --------       --------   --------   --------    --------       -------             -------

        (0.23)         (0.25)     (0.28)     (0.23)      (0.18)        (0.10)              (0.08)
        (1.19)         (0.73)     (0.49)     (0.28)         --         (1.19)                 --
     --------       --------   --------   --------    --------       -------             -------
        (1.42)         (0.98)     (0.77)     (0.51)      (0.18)        (1.29)              (0.08)
     --------       --------   --------   --------    --------       -------             -------
         2.48           1.45       1.20       0.46        0.69          2.46                0.80
     --------       --------   --------   --------    --------       -------             -------
     $  16.28       $ 13.80       12.35   $  11.15    $  10.69       $ 16.23             $ 13.77
     ========       =======    ========   ========    ========       =======             =======

        30.43%         20.77%     18.80%      9.45%       8.80%**      29.11%               6.83%**


     $246,654       $186,708   $189,011   $156,827    $147,090       $35,178             $ 4,562

         1.44%          2.01%      2.42%      2.31%       2.11%*        0.31%               0.79%*
         1.03%          1.02%      1.07%      1.04%       0.98%*        2.05%               1.96%*
         1.06%          1.03%      1.27%      1.24%       1.25%*        2.28%               2.11%*
           93%            59%        51%        73%         38%**         93%                 59%
     $ 0.0618       $ 0.0654        N/A        N/A         N/A       $0.0618             $0.0654

        --------------------
                             EQUITY VALUE FUND
        THE GALAXY FUND      FINANCIAL HIGHLIGHTS
                             FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
        --------------------
RETAIL A SHARES

                                                                               YEARS ENDED OCTOBER 31,
                                                             ------------------------------------------------------------
                                                              1997          1996         1995        1994        1993(1)
                                                              ----          ----         ----        ----        -------
Net Asset Value, Beginning of Period ..................    $   15.96     $   14.33    $   13.31    $   13.12    $   11.41
                                                           ---------     ---------    ---------    ---------    ---------
 Income from Investment Operations:
   Net investment income (C) ..........................         0.11          0.14         0.22         0.18         0.19
   Net realized and unrealized gain
     on investments ...................................         4.16          2.74         2.24         0.45         2.14
                                                           ---------     ---------    ---------    ---------    ---------
       Total from Investment Operations: ..............         4.27          2.88         2.46         0.63         2.33
                                                           ---------     ---------    ---------    ---------    ---------
 Less Dividends:
   Dividends from net investment income ...............        (0.12)        (0.14)       (0.23)       (0.16)       (0.20)
   Dividends from net realized capital gains ..........        (1.90)        (1.11)       (1.21)       (0.28)       (0.42)
                                                           ---------     ---------    ---------    ---------    ---------
       Total Dividends: ...............................        (2.02)        (1.25)       (1.44)       (0.44)       (0.62)
                                                           ---------     ---------    ---------    ---------    ---------
 Net increase in net asset value ......................         2.25          1.63         1.02         0.19         1.71
                                                           ---------     ---------    ---------    ---------    ---------
 Net Asset Value, End of Period .......................    $   18.21     $   15.96    $   14.33    $   13.31    $   13.12
                                                           =========     =========    =========    =========    =========
 Total Return (B)                                              29.48%        21.49%       20.81%        4.97%       21.18%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) ....................    $ 182,641     $ 131,998    $  96,555    $  74,001    $ 176,107
 Ratios to average net assets:
   Net investment income (loss)
     including reimbursement/waiver ...................         0.63%         1.00%        1.62%        1.45%        1.52%
   Operating expenses
     including reimbursement/waiver ...................         1.38%         1.45%        1.49%       1.08%         0.97%
   Operating expenses
     excluding reimbursement/waiver ...................         1.38%         1.45%        1.50%       1.11%         0.97%
 Portfolio Turnover Rate ..............................          111%          116%          76%         71%           50%
Average Commission Rate Paid (A) ......................    $  0.0601     $  0.0605          N/A          N/A          N/A

--------------------------------------------------------------------------------------------------------------------------
  * Annualized
 ** Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares.
(2) The Fund began issuing Retail B Shares on March 4, 1996.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for
    Retail A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993(1) were $0.11, $0.14, $0.22, $0.18 and
    $0.19, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
    Administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993(1) were $0.17, $0.21,
    $0.28, $0.19 and $0.19, respectively. Net investment income per share before reimbursement/waiver of fees by the
    Investment Advisor and/or Administrator for Retail B Shares for the year ended October 31, 1997 and for the period ended
    October 31, 1996 were $(0.03) and $0.01, respectively.

                                        See Notes to Financial Statements.

TRUST SHARES
                   YEARS ENDED OCTOBER 31,                       RETAIL B SHARES
    -----------------------------------------------------           YEAR ENDED        PERIOD ENDED
        1997          1996       1995       1994      1993(1)    OCTOBER 31,1997    OCTOBER 31,1996(2)
       ------        ------     ------     ------     --------   ---------------    ------------------
     $  15.96       $  14.33   $  13.32  $   13.12    $  11.41      $  15.99          $   14.74
     --------       --------   --------   --------    --------      --------          ----------
         0.17           0.21       0.28       0.19        0.19            --                0.04

         4.16           2.74       2.24       0.45        2.14          4.17                1.25
     --------       --------   --------   --------    --------      --------          ----------
         4.33           2.95       2.52       0.64        2.33          4.17                1.29
     --------       --------   --------  ---------    --------      --------          ----------
        (0.18)         (0.21)     (0.30)     (0.16)      (0.20)        (0.02)              (0.04)
        (1.90)         (1.11)     (1.21)     (0.28)      (0.42)        (1.90)                 --
     --------       --------   --------  ---------    --------      --------          ----------
        (2.08)         (1.32)     (1.51)     (0.44)      (0.62)        (1.92)              (0.04)
     --------       --------   --------  ---------    --------      --------          ----------
         2.25           1.63       1.01       0.20        1.71          2.25                1.25
     --------       --------   --------  ---------    --------      --------          ----------
     $  18.21       $  15.96   $  14.33  $   13.32    $  13.12      $  18.24          $    15.99
     ========       ========   ========  =========    ========      ========          ==========
        29.87%         22.05%     21.31%      5.05%      21.18%        28.60%               8.80%**
     $241,532       $194,827   $165,330  $ 154,403    $176,107      $ 14,958          $    1,916
         0.98%          1.42%      2.10%      1.46%       1.52%        (0.13)%              0.43%*

         1.04%          1.03%      1.02%      1.06%       0.97%         2.07%               1.94%*

         1.04%          1.03%      1.02%      1.06%       0.97%         2.38%               2.24%*
          111%           116%        76%        71%         50%          111%                116%
     $ 0.0601       $ 0.0605        N/A        N/A         N/A      $ 0.0601          $   0.0605

        --------------------
                             EQUITY GROWTH FUND
        THE GALAXY FUND      FINANCIAL HIGHLIGHTS
                             FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
        --------------------
RETAIL A SHARES

                                                                               YEARS ENDED OCTOBER 31
                                                             ------------------------------------------------------------
                                                              1997          1996         1995        1994        1993(1)
                                                              ----          ----         ----        ----        -------
Net Asset Value, Beginning of Period ..................    $   20.37    $    17.29     $  14.18    $   13.76   $    12.90
                                                           ---------    ----------     --------    ---------   ----------
 Income from Investment Operations:
   Net investment income (loss) (C)....................         0.07          0.10         0.14         0.17         0.15
   Net realized and unrealized gain
     on investments ...................................         6.05          3.39         3.28         0.47         0.95
                                                           ---------    ----------     --------    ---------   ----------
       Total from Investment Operations:...............         6.12          3.49         3.42         0.64         1.10
                                                           ---------    ----------     --------    ---------   ----------
 Less Dividends:
   Dividends from net investment income ...............        (0.07)        (0.11)       (0.14)       (0.16)       (0.15)
   Dividends from net realized capital gains ..........        (1.28)        (0.30)       (0.17)       (0.06)       (0.09)
                                                           ---------    ----------     --------    ---------   ----------
     Total Dividends: .................................        (1.35)        (0.41)       (0.31)       (0.22)       (0.24)
                                                           ---------    ----------     --------    ---------   ----------
Net increase in net asset value .......................         4.77          3.08         3.11         0.42         0.86
                                                           ---------    ----------     --------    ---------   ----------
Net Asset Value, End of Period.........................    $   25.14    $    20.37     $  17.29    $   14.18   $   13.76
                                                           =========    ==========     ========    =========   =========

Total Return (B)......................................        31.61%        20.51%       24.54%       4.72%         8.58%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .....................    $ 226,330    $  160,800     $ 98,911    $  70,338   $  427,298
Ratios to average net assets:
   Net investment income (loss)
     including reimbursement/waiver....................         0.30%         0.50%        0.85%        1.22%        1.20%
   Operating expenses
     including reimbursement/waiver....................         1.37%         1.40%        1.45%        0.98%        0.97%
   Operating expenses
     excluding reimbursement/waiver....................         1.37%         1.40%        1.47%        0.99%        0.97%
Portfolio Turnover Rate ...............................           66%           36%          14%          18%          16%
Average Commission Rate Paid (A).......................    $  0.0601    $   0.0615          N/A          N/A          N/A

---------------------------------------------------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares.
(2) The Fund began issuing Retail B Shares on March 4, 1996.
(3) The selected per share data was calculated using the weighted average shares outstanding method for the year.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for
    Retail A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993(1) were $0.07, $0.10, $0.13, $0.17 and
    $0.15, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
    Administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993(1) were $0.16, $0.17,
    $0.20, $0.18 and $0.15, respectively. Net investment income per share before reimbursement/waiver of fees by the
    Investment Advisor and/or Administrator for Retail B Shares for the year ended October 31, 1997 and for the period ended
    October 31, 1996 were $(0.14)(3) and $(0.03), respectively.

                                        See Notes to Financial Statements.

TRUST SHARES
                   YEARS ENDED OCTOBER 31,                       RETAIL B SHARES
    -----------------------------------------------------           YEAR ENDED        PERIOD ENDED
        1997          1996       1995       1994      1993(1)    OCTOBER 31,1997    OCTOBER 31,1996(2)
       ------        ------     ------     ------     --------   ---------------    ------------------
     $  20.39       $  17.30   $  14.19  $   13.76    $  12.90      $  20.26          $   18.77
     --------       --------   --------   --------    --------      --------          ---------

         0.16           0.17       0.20       0.18        0.15         (0.09)(3)          (0.01)

         6.06           3.40       3.28       0.47        0.95          6.02               1.50
     --------       --------   --------   --------    --------      --------          ---------
         6.22           3.57       3.48       0.65        1.10          5.93               1.49
     --------       --------   --------   --------    --------      --------          ---------

        (0.16)         (0.18)     (0.20)     (0.16)      (0.15)           --                 --
        (1.28)         (0.30)     (0.17)     (0.06)      (0.09)        (1.28)                --
     --------       --------   --------  ---------    --------      --------          ---------
        (1.44)         (0.48)     (0.37)     (0.22)      (0.24)        (1.28)                --
     --------       --------   --------  ---------    --------      --------          ---------
         4.78           3.09       3.11       0.43        0.86          4.65               1.49
     --------       --------   --------  ---------    --------      --------          ---------
     $  25.17       $  20.39   $  17.30  $   14.19    $  13.76      $  24.91          $   20.26
     ========       ========   ========  =========    ========      ========          =========
        32.16%         21.03%     25.08%      4.80%       8.58%        30.78%              7.95%**

     $745,537       $562,419   $420,016  $ 362,094    $427,298      $ 20,363          $   3,995


         0.72%          0.92%      1.31%      1.27%       1.20%        (0.40)%            (0.16)%*

         0.95%          0.98%      1.00%      0.93%       0.97%         2.07%              1.92%*

         0.95%          0.98%      1.00%      0.93%       0.97%         2.30%              2.29%*
           66%            36%        14%        18%         16%           66%                36%
     $ 0.0601       $ 0.0615        N/A        N/A         N/A      $ 0.0601          $  0.0615

        --------------------
                             SMALL CAP VALUE FUND
        THE GALAXY FUND      FINANCIAL HIGHLIGHTS
                             FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
        --------------------
RETAIL A SHARES

                                                                               YEARS ENDED OCTOBER 31
                                                             ------------------------------------------------------------
                                                              1997      1996(3)         1995        1994       1993(1)(2)
                                                              ----      -------         ----        ----       ---------
Net Asset Value, Beginning of Period ..................    $   14.75    $    12.68     $  11.06    $   11.21   $    10.52
                                                           ---------    ----------     --------    ---------   ----------
Income from Investment Operations:
   Net investment income (loss) (C, D & E).............        (0.04)(4)      0.01        (0.02)       (0.01)       (0.01)
   Net realized and unrealized gain on investments.....         5.72          2.95         2.21         0.18         0.70
                                                           ---------    ----------     --------    ---------   ----------
     Total from Investment Operations:.................         5.68          2.96         2.19         0.17         0.69
                                                           ---------    ----------     --------    ---------   ----------
Less Dividends:
   Dividends from net investment income (C)............           --         (0.02)          --           --           --
   Dividends in excess of net investment income........           --            --           --           --           --
   Dividends from net realized capital gains...........        (2.14)        (0.87)       (0.57)       (0.32)          --
                                                           ---------    ----------     --------    ---------   ----------
     Total Dividends (C):..............................        (2.14)        (0.89)       (0.57)       (0.32)          --
                                                           ---------    ----------     --------    ---------   ----------
Net increase (decrease) in net asset value.............         3.54          2.07         1.62        (0.15)        0.69
                                                           ---------    ----------     --------    ---------   ----------
Net Asset Value, End of Period.........................    $   18.29    $    14.75     $  12.68    $   11.06   $    11.21
                                                           =========    ==========     ========    =========   ==========
Total Return (B).......................................        43.58%        24.77%       21.27%        1.64%        6.56%**
Ratios/Supplemental Data:
Net Assets, End of Period (000's)......................    $  63,658    $   34,402     $ 27,546    $  19,764   $   15,014
Ratios to average net assets:
   Net investment income (loss) including
     reimbursement/waiver....,,,,,,,,,,,,,,,,,,,,,,....        (0.25)%        0.08%       (0.19)%      (0.10)%      (0.19)%*
   Operating expenses including reimbursement/waiver...         1.30%         1.40%        1.35%        1.31%        1.33%*
   Operating expenses excluding reimbursement/waiver...         1.52%         1.55%        1.85%        1.84%        1.87%*
Portfolio Turnover Rate................................           52%           39%          32%          29%          29%*
Average Commission Rate Paid (A).......................    $  0.0577    $   0.0559          N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------------------
  * Annualized
 ** Not Annualized
(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The
    Shawmut Funds.
(2) The Predecessor Fund began offering Investment Shares on February 12, 1993.
(3) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the
    Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor
    Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy Small
    Cap Value Fund. (See Note 8).
(4) The selected per share data was calculated using the weighted average shares outstanding method for the year.
(5) Unaudited.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include the effect of any sales charge for Retail A Shares.
(C) Represents less than $0.01 per Trust Share for year 1993.
(D) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for
    Retail A Shares for the years ended October 31, 1997, 1996, 1995(5), 1994(5) and for the period ended October 31,
    1993(2)(5) were $(0.02), $0.01, $(0.08), $(0.06) and $(0.05), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October
    31, 1997, 1996, 1995(5), 1994(5) and for the period ended October 31,1993(2)(5) were $0.05, $0.05, $(0.03), $(0.01) and
    $0.00, respectively.
(E) Net investment income per share does not reflect the tax reclassifications arising in the current period.

                                        See Notes to Financial Statements.

 TRUST SHARES

                  YEARS ENDED OCTOBER 31,
     ---------------------------------------------------------
        1997        1996(3)     1995       1994      1993(1)(2)

     $  14.76       $  12.71   $  11.07  $   11.21    $  10.00
     --------       --------   --------  ---------    --------

         0.01(4)        0.05       0.01       0.02          --
         5.74           2.97       2.21       0.17        1.21

         5.75           3.02       2.22       0.19        1.21

           --          (0.05)     (0.01)     (0.01)         --
           --          (0.01)        --         --          --
        (2.14)         (0.91)     (0.57)     (0.32)         --

        (2.14)         (0.97)     (0.58)     (0.33)         --

         3.61           2.05       1.64      (0.14)       1.21

     $  18.37       $  14.76   $  12.71  $   11.07    $  11.21


        44.08%         25.22%     21.52%      1.86%      12.12%**


     $189,257       $137,341   $121,364  $ 101,905    $100,382

         0.09%          0.45%      0.07%      0.15%       0.02%*
         0.96%          1.05%      1.10%      1.06%       1.01%*
         0.96%          1.06%      1.35%      1.34%       1.29%*
           52%            39%        32%        29%         29%**
     $ 0.0577       $ 0.0559        N/A        N/A         N/A

        --------------------
                             SMALL COMPANY EQUITY FUND
        THE GALAXY FUND      FINANCIAL HIGHLIGHTS
                             FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
        --------------------
RETAIL A SHARES

                                                                               YEARS ENDED OCTOBER 31,
                                                             ------------------------------------------------------------
                                                              1997        1996          1995        1994         1993(1)
                                                              ----      -------         ----        ----       ---------
Net Asset Value, Beginning of Period ..................    $   19.96    $    16.28     $  12.35    $   12.41   $     8.79
                                                           ---------    ----------     --------    ---------   ----------
Income from Investment Operations:

   Net investment income (loss) (C) ...................        (0.18)        (0.14)       (0.09)       (0.01)       (0.04)
   Net realized and unrealized gain
     on investments ...................................         3.54          3.99         4.21           --         3.66
                                                           ---------    ----------     --------    ---------   ----------
       Total from Investment Operations: ..............         3.36          3.85         4.12        (0.01)        3.62
                                                           ---------    ----------     --------    ---------   ----------
Less Dividends:

   Dividends from net investment income ...............           --            --           --           --          --
   Dividends from net realized capital gains ..........        (2.38)        (0.17)       (0.19)       (0.05)         --
                                                           ---------    ----------     --------    ---------   ----------
       Total Dividends: ...............................        (2.38)        (0.17)       (0.19)       (0.05)         --
                                                           ---------    ----------     --------    ---------   ----------
Net increase (decrease) in net asset value ............         0.98          3.68         3.93        (0.06)        3.62
                                                           ---------    ----------     --------    ---------   ----------
Net Asset Value, End of Period ........................    $   20.94    $    19.96     $  16.28    $   12.35   $    12.41
                                                           =========    ==========     ========    =========   ==========
Total Return (B) ......................................        19.08%        23.97%       34.01%       (0.06)%      41.18%

Ratios/Supplemental Data:

Net Assets, End of Period (000's) .....................    $ 135,593    $  111,101     $ 45,668    $  30,845   $   55,683
Ratios to average net assets:
   Net investment income (loss)
     including reimbursement/waiver ...................        (1.02)%       (1.03)%      (0.85)%      (0.40)%      (0.66)%
   Operating expenses
     including reimbursement/waiver ...................         1.46%         1.57%        1.60%        1.31%        1.18%
   Operating expenses
     excluding reimbursement/waiver ...................         1.48%         1.57%        1.64%        1.34%        1.22%
Portfolio Turnover Rate ...............................           69%           82%          54%          35%          57%
Average Commission Rate Paid (A) ......................    $  0.0576    $   0.0531          N/A          N/A          N/A

--------------------------------------------------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and the selected ratios reflect the financial results of both Retail A and Trust Shares.
(2) The Fund began issuing Retail B Shares on March 4, 1996.
(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for
    Retail A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993(1) were $(0.18), $(0.14), $(0.09),
    $(0.01) and $(0.04), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment
    Advisor and/or Administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993(1) were
    $(0.11), $(0.09), $(0.04), $0.00 and $(0.04), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the year ended October 31, 1997 and for the period ended October 31, 1996 were $(0.24) and $(0.24), respectively.

                                        See Notes to Financial Statements.

TRUST SHARES
                   YEARS ENDED OCTOBER 31,                       RETAIL B SHARES
    -----------------------------------------------------           YEAR ENDED        PERIOD ENDED
        1997          1996       1995       1994      1993(1)    OCTOBER 31,1997    OCTOBER 31,1996(2)
       ------        ------     ------     ------     --------   ---------------    ------------------
     $  20.20       $  16.38   $  12.36  $   12.41    $   8.79      $  19.91          $   17.27
     --------       --------   --------   --------    --------      --------          ---------

        (0.11)         (0.09)     (0.04)        --       (0.04)        (0.21)             (0.19)(3)
         3.61           4.08       4.25         --        3.66          3.41               2.83
     --------       --------   --------   --------    --------      --------          ---------
         3.50           3.99       4.21         --        3.62          3.20               2.64
     --------       --------   --------   --------    --------      --------          ---------
           --             --         --         --          --            --                 --
        (2.38)         (0.17)     (0.19)     (0.05)         --         (2.38)                --
     --------       --------   --------  ---------    --------      --------          ---------
        (2.38)         (0.17)     (0.19)     (0.05)         --         (2.38)                --
     --------       --------   --------  ---------   ---------      --------          ---------
         1.12           3.82       4.02      (0.05)       3.62          0.82               2.64
     --------       --------   --------   --------    --------      --------          ---------
     $  21.32       $  20.20   $  16.38  $   12.36    $  12.41      $  20.73          $   19.91
     ========       ========   ========  =========    ========      ========          =========


        19.59%         24.69%     34.73%      0.02%      41.18%        18.23%             15.34%**


     $310,751       $174,990   $ 94,831  $  66,462    $ 55,683      $ 14,731          $   3,659


        (0.65)%        (0.60)%    (0.37)%    (0.35)%     (0.66)%       (1.76)             (1.50)%*

         1.09%          1.14%      1.12%      1.27%       1.18%         2.20%              2.04%*

         1.12%          1.14%      1.12%      1.27%       1.22%         2.44%              2.44%*
           69%            82%        54%        35%         57%           69%               82%
     $ 0.0576       $ 0.0531        N/A        N/A         N/A      $ 0.0576          $  0.0531

        --------------------
                             International Equity Fund
        THE GALAXY FUND      FINANCIAL HIGHLIGHTS
                             For a Share outstanding throughout each period.
        --------------------
RETAIL A SHARES

                                                                               YEARS ENDED OCTOBER 31,
                                                             ------------------------------------------------------------
                                                              1997        1996          1995        1994         1993(1)
                                                              ----      -------         ----        ----       ---------
Net Asset Value, Beginning of Period ..................    $   13.94    $    12.92     $  13.20    $   12.13   $     9.66
                                                           ---------    ----------     --------    ---------   ----------
Income from Investment Operations:
   Net investment income (C)...........................         0.01          0.11         0.11         0.06         0.02
   Net realized and unrealized gain (loss)
     on investments ...................................         2.09          1.27        (0.21)        1.02         2.51
                                                           ---------    ----------     --------    ---------   ----------
       Total from Investment Operations:...............         2.10          1.38        (0.10)        1.08         2.53
                                                           ---------    ----------     --------    ---------   ----------
Less Dividends:
   Dividends from net investment income ...............        (0.18)        (0.12)       (0.02)       (0.01)       (0.06)
   Dividends from net realized capital gains ..........        (0.68)        (0.24)       (0.16)          --           --
                                                           ---------    ----------     --------    ---------   ----------
       Total Dividends: ...............................        (0.86)        (0.36)       (0.18)       (0.01)       (0.06)
                                                           ---------    ----------     --------    ---------   ----------
Net increase (decrease) in net asset value ............         1.24          1.02        (0.28)        1.07         2.47
                                                           ---------    ----------     --------    ---------   ----------
Net Asset Value, End of Period ........................    $   15.18    $    13.94     $  12.92    $   13.20   $    12.13
                                                           =========    ==========     ========    =========   ==========

Total Return (B).......................................        15.88%        10.86%       (0.64)%       8.91%       26.36%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .....................    $  56,592    $   35,144     $ 30,104    $  32,887   $   39,246
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver..............................         0.03%         0.78%        0.84%        0.69%        0.37%
   Operating expenses including reimbursement/waiver...         1.60%         1.70%        1.76%        1.49%        1.57%
   Operating expenses excluding reimbursement/waiver...         1.85%         1.98%        2.03%        1.79%        2.04%
Portfolio Turnover Rate ...............................           45%          146%          48%          39%          29%
Average Commission Rate Paid (A).......................    $  0.0214    $   0.0381          N/A          N/A          N/A

----------------------------------------------------------------------------------------------------------------------------
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include the effect of any sales charge for Retail A Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for
    Retail A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993(1) were $(0.01), $0.07, $0.08, $0.03 and
    $0.00, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
    Administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993(1) were $0.04, $0.13,
    $0.13, $0.04 and $0.00, respectively.

                                        See Notes to Financial Statements.

 TRUST SHARES

                  YEARS ENDED OCTOBER 31,

        1997        1996      1995       1994      1993(1)



     $  14.01       $  12.98   $  13.20  $   12.13    $   9.66
     --------       --------   --------  ---------    --------

         0.08           0.17       0.16       0.06        0.02

         2.12           1.30      (0.18)      1.02        2.51
     --------       --------   --------  ---------    --------
         2.20           1.47      (0.02)      1.08        2.53
     --------       --------   --------  ---------    --------
        (0.20)         (0.20)     (0.04)     (0.01)      (0.06)
        (0.68)         (0.24)     (0.16)        --          --
     --------       --------   --------  ---------    --------
        (0.88)         (0.44)     (0.20)     (0.01)      (0.06)
     --------       --------   --------  ---------    --------
         1.32           1.03      (0.22)      1.07        2.47
     --------       --------   --------  ---------    --------
     $  15.33       $  14.01   $  12.98  $   13.20    $  12.13
     ========       ========   ========  =========    ========

        16.60%         11.51%     (0.02)%     8.91%      26.36%
     $265,124       $172,561   $ 89,614  $  82,350    $ 39,246
         0.57%          1.40%      1.36%      0.74%       0.37%
         1.06%          1.08%      1.22%      1.43%       1.57%
         1.32%          1.36%      1.48%      1.72%       2.04%
           45%           146%        48%        39%         29%
     $ 0.0214       $ 0.0381        N/A        N/A         N/A

        --------------------

        THE GALAXY FUND      NOTES TO FINANCIAL STATEMENTS

        --------------------
1.  ORGANIZATION

     The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-four managed investment portfolios. The accompanying financial statements and financial highlights are those of the Asset Allocation, Equity Income, Growth and Income, Equity Value, Equity Growth, Small Cap Value, Small Company Equity and International Equity Funds (individually, a "Fund," collectively, the "Funds") only.

     The Asset Allocation, Growth and Income, Equity Value, Equity Growth and Small Company Equity Funds are authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). The Equity Income, Small Cap Value and International Equity Funds are authorized to issue two series of shares (Trust Shares and Retail A Shares). Trust Shares, Retail A Shares and Retail B Shares are substantially the same, except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iii) series specific expenses (distribution and/or shareholder servicing fees and transfer agent fees) are borne by the specific series of shares to which they relate. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares.

2.  SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

     PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The International Equity Fund may enter into forward foreign currency exchange contracts whereby the Fund agrees to buy or sell a specific currency at a specified price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency exchange contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

     FOREIGN CURRENCY TRANSLATION: The books and records of the International Equity Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

     OPTIONS: The Funds may engage in writing covered call options and may enter into closing purchase transactions with respect to such options. During the year ended October 31, 1997, the Growth and Income Fund was party to the following option contracts:

                                      NUMBER
                                   OF CONTRACTS          PREMIUM
                                   ------------          -------

  Balance as of October 31, 1996        0                $     0
  Written ......................       73                302,731
  Closed and Expired ...........      (73)              (302,731)
  Exercised ....................        0                      0
  Balance as of October 31, 1997        0                      0


     DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series of a Fund and are declared and paid quarterly, with the exception of the International Equity Fund which declares and pays dividends annually. Net realized capital gains, if any, are distributed at least annually.

     Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

     EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while the expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

     In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

     ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs have been fully amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES, DISTRIBUTION AND OTHER FEES

     The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Asset Allocation, Equity Income, Growth and Income, Equity Value, Equity Growth, Small Cap Value and Small Company Equity Funds (See Note 4).

     The Trust pays the Investment Advisor a fee, computed daily and paid monthly, with respect to the International Equity Fund at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such net assets, plus 0.85% of net assets in excess of $100 million.

     Effective August 12, 1996, the Investment Advisor entered into a sub-advisory agreement with Oechsle International Advisors, L.P. ("Oechsle") with respect to the International Equity Fund pursuant to which the Investment Advisor pays fees to Oechsle, computed daily and paid quarterly, at the annual rate of 0.40% of the first $50 million of the Fund's average daily net assets, plus 0.35% of all net assets in excess of $50 million.

     Prior to August 12, 1996, the Investment Advisor had a sub-advisory agreement with Wellington Management Company ("Wellington Management") with respect to the International Equity Fund pursuant to which the Investment Advisor paid fees to Wellington Management, computed daily and paid quarterly, at the annual rate of 0.50% of the first $50 million of the Fund's average daily net assets, plus 0.30% of the next $50 million of such assets, plus 0.20% of net assets in excess of $100 million.

     Prior to December 4, 1995, Shawmut Bank, N.A., ("Shawmut Bank") provided investment advisory services to the Shawmut Growth and Income Equity and Shawmut Small Capitalization Equity Funds, predecessor funds of the Galaxy Growth and Income and Galaxy Small Cap Value Funds (collectively, the "Predecessor Funds,")( see Note 8). Shawmut Bank was paid a fee for its services at the annual rate of 1.00% of each Predecessor Fund's average daily net assets.

     The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

     Prior to September 5, 1996, Investor Services Group was entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.08% of combined average daily net assets over $5 billion.

     In addition, Investor Services Group also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, Investor Services compensates the Trust's custodian bank, Chase Manhattan Bank, N.A. for its services.

     Prior to December 4, 1995, Federated Administrative Services ("FAS") provided certain administrative and other services to the Predecessor Funds. The fee paid to FAS was based on the average aggregate net assets of The Shawmut Funds. In addition, prior to December 4, 1995, Federated Services Company ("FSC") provided transfer agency and dividend disbursing services to the Predecessor Funds in return for fees at rates based on the size, type and number of accounts and transactions made by shareholders. FSC also maintained accounting records for the Predecessor Funds and was paid fees based on each Predecessor Fund's average net assets plus out-of-pocket expenses.

     Retail A Shares, Retail B Shares and Trust Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate Investor Services Group for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. For the year ended October 31, 1997, transfer agent charges for each series were as follows:

                          RETAIL A    RETAIL B      TRUST
                          --------    --------      -----

Asset Allocation ....   $  228,891  $  50,632   $  439,892
Equity Income .......      260,985        N/A       28,396
Growth and Income ...      262,119     79,661      330,550
Equity Value ........      300,430     42,966      285,278
Equity Growth .......      382,302     56,001      492,893
Small Cap Value .....      134,208        N/A       73,166
Small Company Equity       301,437     47,760      405,107
International Equity       162,553        N/A      197,335

     First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, serves as the distributor of the Trust's Shares.

     Prior to December 4, 1995, Federated Securities Corp. (the "Shawmut Distributor") served as the principal distributor of the Predecessor Funds. The Predecessor Funds had adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Predecessor Funds compensated the Shawmut Distributor, from the net assets of the Predecessor Funds, to finance activities primarily intended to result in the sale of the Predecessor Funds' Investment Shares. The Plan permitted the Predecessor Funds to incur distribution expenses of up to 1/2 of 1% of the average daily net assets of a Predecessor Fund's Investment Shares.

     The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares, at an aggregate annual rate not to exceed 0.50% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

     The Trust has adopted a distribution and shareholder services plan (the "12b-1 Plan") with respect to Retail B Shares of the Asset Allocation, Growth and Income, Equity Value, Equity Growth and Small Company Equity Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affilitates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each Fund's outstanding Retail B Shares. The fees paid for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares owned of record or beneficially by the Institution's Customers. The Trust is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.30% of the average daily net asset value of Retail B Shares of the Fund owned of record or beneficially by the Institution's Customers. For the year ended October 31, 1997, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                                                  12B-1 PLAN
                          SERVICES     ------------------------------------
                            PLAN       SERVICES               DISTRIBUTION
                          --------     --------               ------------

Asset Allocation ....    $  412,384   $  44,293               $    99,219
Equity Income .......       434,674         N/A                       N/A
Growth andIncome ....       324,069      54,046                   122,300
Equity Value ........       440,920      21,199                    50,897
Equity Growth .......       558,695      34,034                    75,906
Small Cap Value .....       130,739         N/A                       N/A
Small Company Equity        287,068      23,556                    55,371
International Equity        102,465         N/A                       N/A

     Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, Trustee or employee of the Trust. Effective November 1, 1996, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets. Prior to November 1, 1996, each Trustee was entitled to receive for services as a trustee of the Trust and VIP an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and VIPand the President and Treasurer of the Trust and VIP were entitled to additional annual fees for their services in these capacities.

     Each Trustee is eligible to participate in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed. On January 1, 1997, the Plan was merged into a combined Deferred Compensation Plan for the Trust, VIP and Galaxy II.

     Expenses for the year ended October 31, 1997 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

     The Investment Advisor voluntarily agreed to waive a portion of its fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each series. The Investment Advisor at its discretion, may revise or discontinue the waivers and/or expense reimbursements at any time. For the year ended October 31, 1997, the Investment Advisor waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:

  FUND                FEES WAIVED    EXPENSES REIMBURSED

  Asset Allocation ....   $    --        $  19,254
  Equity Income .......        --           38,298
  Growth and Income ...        --          306,295
  Equity Value ........        --           26,924
  Equity Growth .......        --           27,033
  Small Cap Value .....        --          103,101
  Small Company Equity         --          118,118
  International Equity     682,009          18,362

5.  SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into twenty-four classes of shares, each consisting of one or more series including: Class N-Series 1 Shares (Trust Shares), Class N-Series 2 Shares (Retail A Shares) and Class N-Series 3 Shares (Retail B Shares) -Asset Allocation Fund; Class I-Series 1 Shares (Trust Shares) and Class I-Series 2 Shares (Retail A Shares) -Equity Income Fund; Class U-Series 1 Shares (Trust Shares), Class U-Series 2 Shares (Retail A Shares) and Class U-Series 3 Shares (Retail B Shares)-Growth and Income Fund; Class C Shares (Trust Shares), Class C-Special Series 1 Shares (Retail A Shares) and Class C-Special Series 2 Shares (Retail B Shares)-Equity Value Fund; Class H-Series 1 Shares (Trust Shares), Class H-Series 2 Shares (Retail A Shares) and Class H-Series 3 Shares (Retail B Shares)-Equity Growth Fund; Class X-Series 1 Shares (Trust Shares) and Class X-Series 2 Shares (Retail A Shares)-Small Cap Value Fund; Class K-Series 1 Shares (Trust Shares), Class K-Series 2 Shares (Retail A Shares) and Class K-Series 3 Shares (Retail B Shares) - Small Company Equity Fund; and Class G-Series 1 Shares (Trust Shares) and Class G-Series 2 Shares (Retail A Shares) - International Equity Fund.

  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares bear the expense of payments under the Services Plan, Retail B Shares bear the expense of payments under the 12b-1 Plan and Trust Shares, Retail A Shares and Retail B Shares each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

  Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6.  PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1997 were as follows:

                                                                        PURCHASES                         SALES
                                                            ----------------------------    --------------------------------
FUND                                                         U.S. Government     Other       U.S. Government      Other
-----                                                        ---------------------------------------------------------------
Asset Allocation ......................................    $  65,048,875  $ 161,599,123    $  54,178,278      $  102,253,011
Equity Income .........................................               --     91,958,697               --          80,755,978
Growth and Income .....................................               --    355,127,105               --         297,177,302
Equity Value ..........................................               --    404,754,927               --         388,898,498
Equity Growth .........................................               --    564,635,027               --         539,682,585
Small Cap Value .......................................               --     92,927,122               --          96,859,786
Small Company Equity ..................................               --    329,904,662               --         236,444,968
International Equity ..................................               --    177,719,692               --         114,838,484

  The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis, at October 31, 1997 for each Fund is as follows:

FUND                                                         APPRECIATION   (DEPRECIATION)         NET          COST
-----                                                        ------------   -------------    ------------  ------------
Asset Allocation ......................................    $  58,922,640  $  (2,516,682)   $  56,405,958 $  320,824,196
Equity Income .........................................       67,805,404     (2,957,375)      64,848,029    223,323,114
Growth and Income .....................................       67,589,981     (9,211,227)      58,378,754    365,748,588
Equity Value ..........................................       70,779,447     (8,499,588)      62,279,859    361,163,720
Equity Growth .........................................      314,031,634    (14,689,576)     299,342,058    708,619,786
Small Cap Value .......................................       73,231,102     (9,377,315)      63,853,787    188,671,553
Small Company Equity ..................................      103,591,695    (33,523,807)      70,067,888    383,560,638
International Equity ..................................       59,241,958    (26,687,934)      32,554,024    288,288,302

7. FOREIGN SECURITIES

  Each Fund may purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

8. ACQUISITION OF SHAWMUT FUNDS

  At a meeting held on June 12, 1995, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") for the acquisition of The Shawmut Funds ("Shawmut") by the Trust. Pursuant to the Agreement, all of the assets and liabilities of the Shawmut Growth Equity Fund were transferred to the Galaxy Equity Growth Fund in exchange for shares of the Galaxy Equity Growth Fund. In addition, all of the assets and liabilities of the Shawmut Growth and Income Equity Fund and the Shawmut Small Capitalization Equity Fund were transferred to the Galaxy Growth and Income Fund and the Galaxy Small Cap Value Fund, respectively, new portfolios of the Trust, in exchange for shares of the Galaxy Growth and Income Fund and the Galaxy Small Cap Value Fund, respectively. Accordingly, the net assets attributable to Investment Shares and Trust Shares of the Shawmut Growth Equity Fund were exchanged for 578,307 Retail A Shares and 1,090,562 Trust Shares, respectively, of the Galaxy Equity Growth Fund, the net assets attributable to the Investment Shares and Trust Shares of the Shawmut Growth and Income Equity Fund were exchanged for 4,539,659 Retail A and 15,827,841 Trust Shares of the Galaxy Growth and Income Fund and the net assets attributable to Investment Shares and Trust Shares of the Shawmut Small Capitalization Equity Fund were exchanged for 2,337,814 Retail A and 10,259,304 Trust Shares of the Galaxy Small Cap Value Fund. In related transactions, the assets and liabilities of other Shawmut portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The reorganization, which qualified as a tax-free reorganization for federal income tax purposes, was completed on December 4, 1995, following the approval of the reorganization by the Shawmut Fund shareholders. Certain share registration fees incurred in connection with the reorganization were borne by the Trust. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Values per share and unrealized Appreciation associated with the transaction.

                                                  Before Acquisition               After Acquisition
                                             ----------------------------          ----------------
                                                Galaxy          Shawmut                 Galaxy
                                                Equity          Growth                  Equity
                                                Growth          Equity                  Growth
                                               --------        --------                --------
Net Assets..............................   $  541,014,789  $  29,513,366         $    570,528,155
Shares outstanding......................       30,602,041      2,442,515               32,270,910
Retail A (Investment) and Trust
  Net Asset Value, per share............   $        17.68  $       12.08         $         17.68
Unrealized Appreciation.................   $  165,620,815  $   4,373,967

                                                  Before Acquisition               After Acquisition
                                             ----------------------------          ----------------
                                                Galaxy          Shawmut                 Galaxy
                                                Growth        Growth and                Growth
                                              and Income     Income Equity            and Income
                                              ----------     -------------            ----------
Net Assets .............................   $        10.00  $ 247,375,548         $    247,375,558
Shares outstanding .....................             1.00     20,367,500               20,367,501
Retail A (Investment)
  Net Asset Value, per share ...........   $        10.00  $       12.14         $          12.14
Trust Net Asset Value, per share .......   $        10.00  $       12.15         $          12.15
Unrealized Appreciation ................               --  $  36,544,615

                                                  Before Acquisition              After Acquisition
                                             ----------------------------         ---------------
                                               Galaxy       Shawmut Small              Galaxy
                                              Small Cap    Capitalization             Small Cap
                                                Value          Equity                   Value
                                              ---------    --------------             ---------
Net Assets .............................   $        10.00  $ 154,893,661         $    154,893,671
Shares outstanding .....................             1.00     12,597,118               12,597,119
Retail A (Investment)
  Net Asset Value, per share ...........   $        10.00  $       12.31         $          12.31
Trust Net Asset Value, per share .......   $        10.00  $       12.29         $          12.29
Unrealized Appreciation ................               --  $  25,218,968

TAX INFORMATION (UNAUDITED):

    During the fiscal year ended October 31, 1997, the following Funds made distributions from long-term capital gains:

                                       LONG-TERM GAINS
   FUND                                     PAID
   ----                                ---------------
   Asset Allocation Fund ..........    $  8,776,449
   Equity Income Fund .............      18,269,844
   Growth and Income Fund .........      17,190,746
   Equity Value Fund ..............      31,776,294
   Equity Growth Fund .............      45,683,692
   Small Cap Value Fund ...........      21,095,654
   Small Company Equity Fund ......      34,921,874
   International Equity Fund ......       7,226,949

   During the fiscal year ended October 31, 1997, the Funds earned income from direct obligations of the U.S. Government as follows:

                                       U.S. GOVERNMENT
   FUND                                    INCOME
   ----                                ---------------
Asset Allocation Fund .............        29.57%
Equity Income Fund ................        11.52
Growth and Income Fund ............         4.93
Equity Value Fund .................         7.77
Equity Growth Fund ................         4.87
Small Cap Value Fund ..............         2.08
Small Company Equity Fund .........        13.97
International Equity Fund .........        15.45

    Appropriate tax information detailing government income percentages on a calendar year basis will accompany your year-end tax statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatment.

                       See Notes to Financial Statements.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To Shareholders and the Board of Trustees of The Galaxy Fund:

         We have audited the accompanying statements of assets and liabilities of the Asset Allocation Fund, Equity Income Fund, Equity Value Fund, Equity Growth Fund, Small Company Equity Fund and International Equity Fund, including the portfolios of investments, as of October 31, 1997, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated therein. In addition, we have audited the accompanying statements of assets and liabilities of the Growth and Income Fund and Small Cap Value Fund, including the portfolios of investments, as of October 31, 1997, and the related statements of operations for the year then ended and changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights for the aforementioned eight series of The Galaxy Fund are the responsibility of The Galaxy Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         The financial highlights for each of the two years in the period ended October 31, 1995 and for the period from December 14, 1992 (commencement of operations) through October 31, 1993 for Growth and Income Fund and Small Cap Value Fund, presented herein, were audited by other auditors whose report dated November 27, 1995 expressed an unqualified opinion on such financial highlights.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to in the first paragraph above present fairly, in all materials respects, the financial position of each of the aforementioned series of The Galaxy Fund as of October 31, 1997, the results of their operations, changes in their net assets, and their financial highlights for each of the periods referenced therein, in conformity with generally accepted accounting principles.

Boston, Massachusetts                          Coopers & Lybrand L.L.P.
December 19, 1997

                                    TRUSTEES
                                  AND OFFICERS

                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                 John T. O'Neill
                              President, Treasurer
                                   and Trustee

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     Trustee

                                Donald B. Miller
                                     Trustee

                                  James M. Seed
                                     Trustee

                               Bradford S. Wellman
                                     Trustee

                                    W. Bruce
                               McConnel, III, Esq.
                                    Secretary

                                  Jylanne Dunne
                                Vice President &
                               Assistant Treasurer

                               INVESTMENT ADVISOR

                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                                   Boston, MA
                                      02109

                                   DISTRIBUTOR

                                   First Data
                               Distributors, Inc.
                               4400 Computer Drive
                                  Westborough,
                               Massachusetts 01581

                                  ADMINISTRATOR

                    First Data Investor Services Group, Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the Funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal.

                                [RECYCLE SYMBOL]
                   This report was printed on recycled paper.

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---------------


                  4400 Computer Drive
   GALAXY         Box 5108
    FUNDS         Westborough, MA 01581-5108
---------------

FN-081 (12/97) Date of first use 1/1/98